EXHIBIT 99.1


Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   3,068 records
CHASE 2005-A1
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Recievables:   3068
Aggregate Current Balance:   $1,900,007,729.12
Range of Current Balance:   $55,100.00 to $3,937,500.00
Average Current Balance:   $619,298.48
Aggregate Original Balance:   $1,901,629,703
Range of Original Balances:   $55,100.00 to $3,937,500.00
Average Original Balance:   $619,827
Weighted Average Original Coupon:   5.587%
Range of Original Coupons:   4.13% to 6.88%
Weighted Average Current Coupon:   5.587%
Range of Current Coupons:   4.13% to 6.88%
Weighted Average Margin:   2.291%
Range of Margins:   2.25% to 2.50%
Weighted Average Servicing Fee:   0.2660%
Range of Servicing Fees:   0.2660% to 0.2660%
Weighted Average LPMI:   0.000%
Range of LPMI:   0.00% to 0.00%
Weighted Average Current Net Coupon:   5.321%
Range of Current Net Coupons:   3.86% to 6.61%
Weighted Average Maximum Rate:   10.587%
Range of Maximum Rates:   9.13% to 11.88%
Weighted Average Months to Roll:   85
Weighted Average Stated Original Term:   360.00 months
Range of Stated Original Term:      360 months to 360 months
Weighted Average Stated Remaining Term:   359.21 months
Range of Stated Remaining Term:   352 months to 360 months
Weighted Average Stated Original IO Term:   83.62 months
Range of Stated Original IO Term:         0 months to 120 months
Weighted Average Original LTV:   68.57%
Weighted Average Effective Original LTV:   68.57%
Percent Purchase:   58.8%
Percent Cash-Out Refinance:   24.0%
Percent Full-Alt Documentation:   99.6%
Percent Owner Occupied:   89.1%
Percent Single Family - PUD:   75.8%
Percent Conforming Balance:   2.8%
Percent Interest Only:   76.4%
Percent Adjustable:   100.0%
Weighted Average FICO Score:   741.1
Top 5 States:   CA(53%),NY(15%),NJ(4%),VA(3%),FL(3%)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
--------------------------------------------------------------------------------
                               Nov 16, 2005 22:56                 Page 1  of  12

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   3,068 records
CHASE 2005-A1
================================================================================


----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Index Type                           Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
Libor - 1 Year                             3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Index Type                            Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
Libor - 1 Year                          5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------


                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Index Type                           Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
Libor - 1 Year                           89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Interest Only                        Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
Yes                                        2,409   1,451,058,857.53       76.37     602,816   1,452,182,617      5.593
No                                           659     448,948,871.59       23.63     682,014     449,447,086      5.567
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Interest Only                         Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
Yes                                     5.327      2.288     10.593         83      360.0       359.2       68.87      22.6
No                                      5.301      2.300     10.567         92      360.0       359.2       67.61      28.6
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Interest Only                        Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
Yes                                      89.8        75.5      100.0   742.2
No                                       86.9        76.7        0.0   737.6
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
--------------------------------------------------------------------------------
                               Nov 16, 2005 22:56                 Page 2  of  12

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   3,068 records
CHASE 2005-A1
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Next Rate Adjustment Date            Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
2010-06-01                                     9       3,249,409.54        0.17     361,208       3,250,872      5.469
2010-07-01                                    16       8,474,978.83        0.45     530,159       8,482,550      5.208
2010-08-01                                     3       2,563,317.89        0.13     855,000       2,565,000      4.491
2010-09-01                                   117      47,665,605.71        2.51     407,908      47,725,267      5.431
2010-09-10                                     1         677,000.00        0.04     677,000         677,000      5.375
2010-10-01                                   994     568,079,050.91       29.90     572,146     568,712,850      5.513
2010-10-05                                     1         400,000.00        0.02     400,000         400,000      5.500
2010-11-01                                   463     268,890,686.00       14.15     580,757     268,890,686      5.585
2012-04-01                                     1         470,450.93        0.02     474,400         474,400      5.125
2012-05-01                                     2       3,772,039.64        0.20   1,900,000       3,800,000      4.961
2012-06-01                                     4       4,142,650.00        0.22   1,035,663       4,142,650      5.531
2012-07-01                                     1         418,000.00        0.02     420,000         420,000      5.125
2012-09-01                                     9       6,817,040.24        0.36     758,151       6,823,358      5.564
2012-10-01                                   301     173,029,368.47        9.11     575,033     173,085,024      5.545
2012-10-05                                     1         425,000.00        0.02     425,000         425,000      5.500
2012-11-01                                   194     110,928,447.00        5.84     571,796     110,928,447      5.581
2015-03-01                                     1       1,222,677.60        0.06   1,235,000       1,235,000      4.875
2015-04-01                                     2       1,535,805.26        0.08     770,000       1,540,000      5.500
2015-05-01                                     2       3,028,238.12        0.16   1,568,000       3,136,000      5.740
2015-07-01                                     2       2,083,000.00        0.11   1,041,500       2,083,000      5.625
2015-08-01                                     7      10,642,800.06        0.56   1,521,471      10,650,300      5.562
2015-09-01                                    57      54,282,744.74        2.86     953,486      54,348,699      5.632
2015-10-01                                   481     346,713,422.82       18.25     722,115     347,337,364      5.689
2015-11-01                                   399     280,495,995.36       14.76     702,998     280,496,236      5.697
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Next Rate Adjustment Date             Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
2010-06-01                              5.203      2.250     10.469         55      360.0       355.0       78.61      34.0
2010-07-01                              4.942      2.369     10.208         56      360.0       356.0       73.80      21.8
2010-08-01                              4.225      2.389      9.491         57      360.0       357.0       72.34       0.0
2010-09-01                              5.165      2.265     10.431         58      360.0       358.0       72.08      27.9
2010-09-10                              5.109      2.250     10.375         58      360.0       358.0       26.97       0.0
2010-10-01                              5.247      2.275     10.513         59      360.0       359.0       70.82      19.5
2010-10-05                              5.234      2.250     10.500         59      360.0       359.0       36.36     100.0
2010-11-01                              5.319      2.287     10.585         60      360.0       360.0       70.05      26.0
2012-04-01                              4.859      2.250     10.125         77      360.0       353.0       80.00       0.0
2012-05-01                              4.695      2.428      9.961         78      360.0       354.0       55.55       0.0
2012-06-01                              5.265      2.401     10.531         79      360.0       355.0       57.01       0.0
2012-07-01                              4.859      2.250     10.125         80      360.0       356.0       80.00     100.0
2012-09-01                              5.298      2.305     10.564         82      360.0       358.0       66.82      42.1
2012-10-01                              5.279      2.259     10.545         83      360.0       359.0       69.53      24.5
2012-10-05                              5.234      2.250     10.500         83      360.0       359.0       76.16     100.0
2012-11-01                              5.315      2.275     10.581         84      360.0       360.0       69.00      34.0
2015-03-01                              4.609      2.500      9.875        112      360.0       352.0       65.00       0.0
2015-04-01                              5.234      2.250     10.500        113      360.0       353.0       71.32       0.0
2015-05-01                              5.474      2.410     10.740        114      360.0       354.0       51.05       0.0
2015-07-01                              5.359      2.422     10.625        116      360.0       356.0       67.27      68.8
2015-08-01                              5.296      2.475     10.562        117      360.0       357.0       71.72       0.0
2015-09-01                              5.366      2.374     10.632        118      360.0       358.0       71.70      15.4
2015-10-01                              5.423      2.311     10.689        119      360.0       359.0       66.18      24.9
2015-11-01                              5.431      2.301     10.697        120      360.0       360.0       63.86      28.3
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Next Rate Adjustment Date            Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
2010-06-01                               56.5        23.0      100.0   747.4
2010-07-01                               95.7        72.8       93.5   730.4
2010-08-01                              100.0       100.0      100.0   750.3
2010-09-01                               94.1        63.0       93.3   741.5
2010-09-10                              100.0       100.0      100.0   728.0
2010-10-01                               91.1        79.1       83.3   739.4
2010-10-05                              100.0       100.0      100.0   775.0
2010-11-01                               88.8        74.2       80.5   739.9
2012-04-01                              100.0       100.0        0.0   750.0
2012-05-01                              100.0        28.9        0.0   775.9
2012-06-01                              100.0        75.5      100.0   745.1
2012-07-01                              100.0       100.0      100.0   679.0
2012-09-01                               55.5        90.0       64.6   723.2
2012-10-01                               90.9        79.8       73.9   741.1
2012-10-05                              100.0       100.0      100.0   761.0
2012-11-01                               86.9        74.4       72.6   741.0
2015-03-01                              100.0       100.0        0.0   758.0
2015-04-01                              100.0        34.9       65.1   767.6
2015-05-01                              100.0       100.0        0.0   692.0
2015-07-01                              100.0       100.0      100.0   737.3
2015-08-01                              100.0        62.5       79.4   730.0
2015-09-01                               93.9        88.7       52.0   716.8
2015-10-01                               85.8        72.1       74.7   745.9
2015-11-01                               87.1        73.7       66.1   745.3
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Minimum: 2010-06-01
Maximum: 2015-11-01
Weighted Average: 2012-12-04
----------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Original Term                        Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
360                                        3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Original Term                         Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
360                                     5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Original Term                        Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
360                                      89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360.0
----------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
--------------------------------------------------------------------------------
                               Nov 16, 2005 22:56                 Page 3  of  12

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   3,068 records
CHASE 2005-A1
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Seasoning                            Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
<= 0                                       1,056     660,315,128.36       34.75     625,299     660,315,369      5.632
1 to 3                                     1,972   1,211,295,350.84       63.75     614,985   1,212,749,862      5.568
4 to 6                                        36      25,168,316.13        1.32     703,196      25,315,072      5.355
7 to 9                                         4       3,228,933.79        0.17     812,350       3,249,400      5.209
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Seasoning                             Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
<= 0                                    5.366      2.291     10.632         90      360.0       360.0       67.24      28.3
1 to 3                                  5.302      2.289     10.568         83      360.0       358.9       69.35      21.9
4 to 6                                  5.089      2.375     10.355         75      360.0       355.2       65.74      19.1
7 to 9                                  4.943      2.345     10.209        107      360.0       352.6       70.19       0.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Seasoning                            Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
<= 0                                     87.8        74.0       73.1   742.4
1 to 3                                   89.7        77.0       78.4   740.5
4 to 6                                   92.9        66.2       70.8   736.9
7 to 9                                  100.0        69.0       31.0   761.4
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Minimum: 0
Maximum: 8
Weighted Average: 1.2
----------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                     Aggregate       Aggregate    Average                    Weighted   Weighted
                                      Number          Current         Current    Original        Total       Average    Average
                                        of           Principal       Principal   Principal     Original      Current      Net
Remaining Term to Stated Maturity   Receivables       Balance         Balance     Balance       Balance       Coupon     Coupon
--------------------------------------------------------------------------------------------------------------------------------
349 to 354                                    8      10,029,211.55        0.53   1,273,175      10,185,400      5.276      5.010
355 to 360                                3,060   1,889,978,517.57       99.47     618,119   1,891,444,303      5.589      5.323
--------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587      5.321
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Remaining Term to Stated Maturity    Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
349 to 354                             2.396     10.276         98      360.0       353.6       58.90       0.0      100.0
355 to 360                             2.290     10.589         85      360.0       359.2       68.62      24.2       89.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.291     10.587         85      360.0       359.2       68.57      24.0       89.1
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------
                                                Percent
                                     Percent    Interest   FICO
Remaining Term to Stated Maturity   SFR - PUD     Only     Score
----------------------------------------------------------------
349 to 354                               63.3       10.0   745.9
355 to 360                               75.9       76.7   741.1
----------------------------------------------------------------
Total:                                   75.8       76.4   741.1
----------------------------------------------------------------
Minimum: 352
Maximum: 360
Weighted Average: 359.2


----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Original Rates (%)                   Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                                12       8,271,833.80        0.44     690,389       8,284,670      4.307
4.501 to 5.000                               114      76,423,337.69        4.02     670,762      76,466,818      4.901
5.001 to 5.500                             1,198     758,315,136.38       39.91     633,678     759,146,059      5.382
5.501 to 6.000                             1,589     970,474,546.54       51.08     611,204     971,203,012      5.753
6.001 to 6.500                               150      80,606,074.71        4.24     537,416      80,612,344      6.207
6.501 to 7.000                                 5       5,916,800.00        0.31   1,183,360       5,916,800      6.794
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Original Rates (%)                    Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                          4.041      2.293      9.307         71      360.0       358.2       74.77       0.0
4.501 to 5.000                          4.635      2.312      9.901         67      360.0       358.9       70.28      12.4
5.001 to 5.500                          5.116      2.290     10.382         77      360.0       359.2       67.97      20.5
5.501 to 6.000                          5.487      2.290     10.753         93      360.0       359.3       68.55      27.0
6.001 to 6.500                          5.941      2.282     11.207         86      360.0       359.5       74.22      32.1
6.501 to 7.000                          6.528      2.377     11.794         70      360.0       360.0       40.78      67.6
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Original Rates (%)                   Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
4.001 to 4.500                          100.0        95.5       48.5   734.7
4.501 to 5.000                           91.4        74.9       75.4   747.7
5.001 to 5.500                           89.8        73.9       75.7   741.2
5.501 to 6.000                           87.8        76.5       76.9   741.1
6.001 to 6.500                           95.0        81.5       83.1   738.3
6.501 to 7.000                           83.1       100.0       32.4   702.5
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Minimum: 4.1250
Maximum: 6.8750
Weighted Average: 5.5869


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
--------------------------------------------------------------------------------
                               Nov 16, 2005 22:56                 Page 4  of  12

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   3,068 records
CHASE 2005-A1
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Current Rates (%)                    Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                                12       8,271,833.80        0.44     690,389       8,284,670      4.307
4.501 to 5.000                               114      76,423,337.69        4.02     670,762      76,466,818      4.901
5.001 to 5.500                             1,198     758,315,136.38       39.91     633,678     759,146,059      5.382
5.501 to 6.000                             1,589     970,474,546.54       51.08     611,204     971,203,012      5.753
6.001 to 6.500                               150      80,606,074.71        4.24     537,416      80,612,344      6.207
6.501 to 7.000                                 5       5,916,800.00        0.31   1,183,360       5,916,800      6.794
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Current Rates (%)                     Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                          4.041      2.293      9.307         71      360.0       358.2       74.77       0.0
4.501 to 5.000                          4.635      2.312      9.901         67      360.0       358.9       70.28      12.4
5.001 to 5.500                          5.116      2.290     10.382         77      360.0       359.2       67.97      20.5
5.501 to 6.000                          5.487      2.290     10.753         93      360.0       359.3       68.55      27.0
6.001 to 6.500                          5.941      2.282     11.207         86      360.0       359.5       74.22      32.1
6.501 to 7.000                          6.528      2.377     11.794         70      360.0       360.0       40.78      67.6
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Current Rates (%)                    Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
4.001 to 4.500                          100.0        95.5       48.5   734.7
4.501 to 5.000                           91.4        74.9       75.4   747.7
5.001 to 5.500                           89.8        73.9       75.7   741.2
5.501 to 6.000                           87.8        76.5       76.9   741.1
6.001 to 6.500                           95.0        81.5       83.1   738.3
6.501 to 7.000                           83.1       100.0       32.4   702.5
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Minimum: 4.1250
Maximum: 6.8750
Weighted Average: 5.5870


----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Net Rates (%)                        Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
3.501 to 4.000                                 6       4,789,864.25        0.25     800,333       4,802,000      4.236
4.001 to 4.500                                30      19,312,751.38        1.02     644,008      19,320,252      4.655
4.501 to 5.000                               427     271,815,306.45       14.31     637,286     272,121,205      5.151
5.001 to 5.500                             1,942   1,223,558,194.11       64.40     630,638   1,224,699,133      5.580
5.501 to 6.000                               634     362,553,912.93       19.08     572,097     362,709,413      5.957
6.001 to 6.500                                27      13,977,700.00        0.74     517,693      13,977,700      6.426
6.501 to 7.000                                 2       4,000,000.00        0.21   2,000,000       4,000,000      6.875
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Net Rates (%)                         Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
3.501 to 4.000                          3.970      2.324      9.236         72      360.0       357.5       73.53       0.0
4.001 to 4.500                          4.389      2.315      9.655         75      360.0       358.8       73.93       5.0
4.501 to 5.000                          4.885      2.287     10.151         70      360.0       359.1       67.86      20.1
5.001 to 5.500                          5.314      2.292     10.580         87      360.0       359.2       68.08      23.5
5.501 to 6.000                          5.691      2.286     10.957         92      360.0       359.3       70.64      28.7
6.001 to 6.500                          6.160      2.298     11.426         83      360.0       359.8       75.08      44.0
6.501 to 7.000                          6.609      2.438     11.875         60      360.0       360.0       26.56     100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------


                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Net Rates (%)                        Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
3.501 to 4.000                          100.0       100.0       29.7   746.2
4.001 to 4.500                           95.2        73.2       72.0   751.4
4.501 to 5.000                           90.7        74.4       71.3   744.8
5.001 to 5.500                           88.3        74.6       76.8   740.6
5.501 to 6.000                           90.0        79.9       80.7   740.1
6.001 to 6.500                           94.5        89.1       69.1   749.9
6.501 to 7.000                           75.0       100.0        0.0   664.0
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Minimum: 3.8590
Maximum: 6.6090
Weighted Average: 5.3210


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
--------------------------------------------------------------------------------
                               Nov 16, 2005 22:56                 Page 5  of  12

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   3,068 records
CHASE 2005-A1
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Original Principal Balance ($)       Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
<= 375,000                                   335      93,726,882.08        4.93     279,954      93,784,493      5.615
375,001 to 450,000                           631     260,905,599.96       13.73     413,755     261,079,640      5.642
450,001 to 525,000                           575     280,254,636.51       14.75     487,493     280,308,735      5.619
525,001 to 600,000                           424     238,444,301.69       12.55     562,685     238,578,301      5.573
600,001 to 675,000                           348     221,047,446.17       11.63     636,250     221,414,991      5.559
675,001 to 750,000                           131      93,544,719.06        4.92     715,527      93,734,077      5.560
750,001 to 825,000                            81      64,349,447.41        3.39     794,677      64,368,807      5.554
825,001 to 900,000                            93      80,666,219.12        4.25     867,486      80,676,230      5.518
900,001 to 975,000                            79      74,233,864.61        3.91     939,977      74,258,178      5.579
975,001 >=                                   371     492,834,612.51       25.94   1,329,990     493,426,251      5.576
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Original Principal Balance ($)        Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
<= 375,000                              5.349      2.250     10.615         70      360.0       359.0       75.72      54.6
375,001 to 450,000                      5.376      2.250     10.642         78      360.0       359.3       73.35      23.3
450,001 to 525,000                      5.353      2.250     10.619         80      360.0       359.3       71.97      21.7
525,001 to 600,000                      5.307      2.250     10.573         82      360.0       359.3       72.75      16.6
600,001 to 675,000                      5.293      2.250     10.559         83      360.0       359.2       71.74      21.1
675,001 to 750,000                      5.294      2.250     10.560         89      360.0       359.3       65.09      26.0
750,001 to 825,000                      5.288      2.250     10.554         87      360.0       359.3       62.97      28.3
825,001 to 900,000                      5.252      2.250     10.518         86      360.0       359.3       66.41      20.1
900,001 to 975,000                      5.313      2.250     10.579         90      360.0       359.3       66.43      21.6
975,001 >=                              5.310      2.408     10.576         95      360.0       359.1       61.38      24.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Original Principal Balance ($)       Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
<= 375,000                               93.2        70.5       95.7   731.8
375,001 to 450,000                       91.9        71.3       77.5   742.6
450,001 to 525,000                       91.2        76.7       76.5   742.7
525,001 to 600,000                       90.7        73.9       77.0   740.8
600,001 to 675,000                       89.0        76.1       79.0   743.7
675,001 to 750,000                       87.8        72.7       71.6   741.3
750,001 to 825,000                       88.9        80.0       76.4   745.5
825,001 to 900,000                       88.0        73.1       80.7   739.2
900,001 to 975,000                       86.1        77.3       75.8   733.8
975,001 >=                               85.8        79.7       70.8   741.1
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Minimum: 55,100.00
Maximum: 3,937,500.00
Average: 619,827.15
Total: 1,901,629,703.00


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
--------------------------------------------------------------------------------
                               Nov 16, 2005 22:56                 Page 6  of  12

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   3,068 records
CHASE 2005-A1
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Current Principal Balance ($)        Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
50,000.01 to 75,000.00                         4         252,295.31        0.01      63,150         252,600      5.766
75,000.01 to 100,000.00                        4         371,139.58        0.02      92,813         371,250      5.739
100,000.01 to 125,000.00                       5         552,749.74        0.03     110,571         552,855      5.657
125,000.01 to 150,000.00                      16       2,248,310.40        0.12     140,523       2,248,375      5.653
150,000.01 to 175,000.00                      22       3,590,770.05        0.19     163,219       3,590,825      5.760
175,000.01 to 200,000.00                      28       5,255,932.58        0.28     187,744       5,256,837      5.605
200,000.01 to 250,000.00                      47      10,545,407.09        0.56     225,236      10,586,104      5.614
250,000.01 to 300,000.00                      49      13,700,388.86        0.72     279,645      13,702,622      5.641
300,000.01 to 400,000.00                     389     146,643,005.44        7.72     377,368     146,796,144      5.633
400,000.01 to 500,000.00                     842     382,247,097.72       20.12     454,335     382,550,267      5.629
500,000.01 to 600,000.00                     562     309,491,688.69       16.29     551,412     309,893,290      5.580
600,000.01 to 700,000.00                     403     259,589,277.55       13.66     644,297     259,651,856      5.559
700,000.01 to 800,000.00                     128      96,580,411.58        5.08     754,666      96,597,219      5.557
800,000.01 to 900,000.00                     119     101,870,777.41        5.36     856,261     101,895,030      5.526
900,000.01 to 1,000,000.00                   133     128,061,848.58        6.74     963,355     128,126,265      5.599
1,000,000.01 to 1,100,000.00                 117     126,148,392.28        6.64   1,078,648     126,201,870      5.532
1,100,000.01 to 1,200,000.00                  26      30,554,588.73        1.61   1,185,887      30,833,050      5.593
1,200,000.01 to 1,300,000.00                  27      34,008,914.30        1.79   1,260,351      34,029,486      5.594
1,300,000.01 to 1,400,000.00                  30      40,607,415.29        2.14   1,353,800      40,614,000      5.549
1,400,000.01 to 1,500,000.00                  51      75,371,859.36        3.97   1,478,353      75,395,982      5.533
1,500,000.01 to 1,600,000.00                  10      15,735,500.00        0.83   1,573,550      15,735,500      5.554
1,600,000.01 to 1,700,000.00                   9      15,008,127.27        0.79   1,667,944      15,011,500      5.638
1,700,000.01 to 1,800,000.00                  13      22,842,984.13        1.20   1,757,740      22,850,626      5.497
1,800,000.01 to 1,900,000.00                   3       5,454,994.43        0.29   1,818,950       5,456,850      5.667
1,900,000.01 to 2,000,000.00                  11      21,798,010.72        1.15   1,991,909      21,911,000      5.579
2,000,000.01 to 2,100,000.00                   1       2,079,999.99        0.11   2,080,000       2,080,000      6.250
2,100,000.01 to 2,200,000.00                   3       6,504,694.29        0.34   2,170,600       6,511,800      5.708
2,200,000.01 to 2,300,000.00                   4       9,064,996.38        0.48   2,267,500       9,070,000      5.404
2,300,000.01 to 2,400,000.00                   1       2,319,000.00        0.12   2,319,000       2,319,000      5.500
2,400,000.01 to 2,500,000.00                   4       9,994,717.18        0.53   2,500,000      10,000,000      5.625
2,600,000.01 to 2,700,000.00                   1       2,681,213.57        0.14   2,700,000       2,700,000      5.250
2,800,000.01 to 2,900,000.00                   1       2,900,000.00        0.15   2,900,000       2,900,000      5.500
2,900,000.01 to 3,000,000.00                   4      11,993,720.62        0.63   3,000,000      12,000,000      6.188
3,900,000.01 to 4,000,000.00                   1       3,937,500.00        0.21   3,937,500       3,937,500      5.375
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Current Principal Balance ($)         Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
50,000.01 to 75,000.00                  5.500      2.250     10.766         59      360.0       358.7       63.69      25.6
75,000.01 to 100,000.00                 5.473      2.250     10.739         75      360.0       358.8       52.62      75.7
100,000.01 to 125,000.00                5.391      2.250     10.657         69      360.0       359.4       78.36      58.5
125,000.01 to 150,000.00                5.387      2.250     10.653         73      360.0       358.7       75.98      74.6
150,000.01 to 175,000.00                5.494      2.250     10.760         68      360.0       358.9       80.39      58.7
175,000.01 to 200,000.00                5.339      2.250     10.605         66      360.0       358.8       79.55      78.7
200,000.01 to 250,000.00                5.348      2.250     10.614         65      360.0       359.0       77.80      80.5
250,000.01 to 300,000.00                5.375      2.250     10.641         68      360.0       358.6       77.48      77.3
300,000.01 to 400,000.00                5.367      2.250     10.633         76      360.0       359.3       73.10      32.1
400,000.01 to 500,000.00                5.363      2.250     10.629         79      360.0       359.3       72.60      22.4
500,000.01 to 600,000.00                5.314      2.250     10.580         82      360.0       359.3       72.84      17.0
600,000.01 to 700,000.00                5.293      2.250     10.559         84      360.0       359.2       70.76      21.4
700,000.01 to 800,000.00                5.291      2.250     10.557         89      360.0       359.3       63.71      30.7
800,000.01 to 900,000.00                5.260      2.250     10.526         86      360.0       359.3       66.07      19.1
900,000.01 to 1,000,000.00              5.333      2.250     10.599         93      360.0       359.3       63.51      25.7
1,000,000.01 to 1,100,000.00            5.266      2.250     10.532         90      360.0       359.1       62.27      21.6
1,100,000.01 to 1,200,000.00            5.327      2.500     10.593         94      360.0       359.3       58.83      58.2
1,200,000.01 to 1,300,000.00            5.328      2.500     10.594         96      360.0       358.9       64.30      22.4
1,300,000.01 to 1,400,000.00            5.283      2.500     10.549         89      360.0       359.3       60.48      13.2
1,400,000.01 to 1,500,000.00            5.267      2.500     10.533         93      360.0       359.0       60.63      21.7
1,500,000.01 to 1,600,000.00            5.288      2.500     10.554         95      360.0       359.3       63.27      50.0
1,600,000.01 to 1,700,000.00            5.372      2.500     10.638         99      360.0       359.0       60.00      10.9
1,700,000.01 to 1,800,000.00            5.231      2.481     10.497         93      360.0       359.2       64.52      15.6
1,800,000.01 to 1,900,000.00            5.401      2.500     10.667         99      360.0       359.3       62.18       0.0
1,900,000.01 to 2,000,000.00            5.313      2.500     10.579        113      360.0       358.8       55.55      18.4
2,000,000.01 to 2,100,000.00            5.984      2.500     11.250        119      360.0       359.0       54.03       0.0
2,100,000.01 to 2,200,000.00            5.442      2.500     10.708        118      360.0       358.0       76.11       0.0
2,200,000.01 to 2,300,000.00            5.138      2.500     10.404         88      360.0       358.5       66.60       0.0
2,300,000.01 to 2,400,000.00            5.234      2.500     10.500         60      360.0       360.0       46.38       0.0
2,400,000.01 to 2,500,000.00            5.359      2.500     10.625        100      360.0       358.2       65.64      25.0
2,600,000.01 to 2,700,000.00            4.984      2.500     10.250         78      360.0       354.0       51.02       0.0
2,800,000.01 to 2,900,000.00            5.234      2.500     10.500        119      360.0       359.0       52.73       0.0
2,900,000.01 to 3,000,000.00            5.922      2.500     11.188        104      360.0       359.3       58.68     100.0
3,900,000.01 to 4,000,000.00            5.109      2.500     10.375        119      360.0       359.0       75.00       0.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------


                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Current Principal Balance ($)        Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
50,000.01 to 75,000.00                   78.2        21.8      100.0   722.5
75,000.01 to 100,000.00                  75.7        46.1      100.0   770.9
100,000.01 to 125,000.00                 77.8        80.6      100.0   757.7
125,000.01 to 150,000.00                 93.4        62.2      100.0   709.9
150,000.01 to 175,000.00                 86.2        63.8      100.0   720.5
175,000.01 to 200,000.00                 96.5        71.2      100.0   728.6
200,000.01 to 250,000.00                 97.7        67.8      100.0   727.2
250,000.01 to 300,000.00                 89.9        73.2      100.0   726.4
300,000.01 to 400,000.00                 92.5        72.0       86.8   740.5
400,000.01 to 500,000.00                 91.7        74.4       75.0   742.5
500,000.01 to 600,000.00                 90.6        74.3       77.8   741.0
600,000.01 to 700,000.00                 88.8        74.3       78.6   744.0
700,000.01 to 800,000.00                 88.3        82.2       72.9   741.0
800,000.01 to 900,000.00                 88.1        71.5       78.3   740.8
900,000.01 to 1,000,000.00               88.0        79.8       72.0   742.4
1,000,000.01 to 1,100,000.00             89.8        76.9       70.8   736.4
1,100,000.01 to 1,200,000.00             92.3        92.1       77.0   750.3
1,200,000.01 to 1,300,000.00             88.9        84.9       63.1   749.2
1,300,000.01 to 1,400,000.00             76.7        73.4       70.2   740.3
1,400,000.01 to 1,500,000.00             84.4        82.4       72.6   731.2
1,500,000.01 to 1,600,000.00             89.9        89.9       90.0   760.4
1,600,000.01 to 1,700,000.00            100.0        88.7       89.0   735.2
1,700,000.01 to 1,800,000.00             92.4        84.4       77.0   746.1
1,800,000.01 to 1,900,000.00             66.9       100.0       33.6   729.6
1,900,000.01 to 2,000,000.00             81.6        72.8       81.9   749.7
2,000,000.01 to 2,100,000.00            100.0         0.0      100.0   753.0
2,100,000.01 to 2,200,000.00             67.1        66.6       66.3   700.8
2,200,000.01 to 2,300,000.00             74.6        74.8       75.2   744.9
2,300,000.01 to 2,400,000.00              0.0       100.0      100.0   792.0
2,400,000.01 to 2,500,000.00             50.0        75.0       25.0   751.8
2,600,000.01 to 2,700,000.00            100.0         0.0        0.0   784.0
2,800,000.01 to 2,900,000.00            100.0         0.0      100.0   694.0
2,900,000.01 to 3,000,000.00            100.0        75.0       50.0   703.0
3,900,000.01 to 4,000,000.00              0.0       100.0      100.0   766.0
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Minimum: 55,100.00
Maximum: 3,937,500.00
Average: 619,298.48


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
--------------------------------------------------------------------------------
                               Nov 16, 2005 22:56                 Page 7  of  12

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   3,068 records
CHASE 2005-A1
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
Original                               Number          Current         Current    Original        Total       Average
Effective                                of           Principal       Principal   Principal     Original      Current
Loan-to-Value Ratio (%)              Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
10.01 to 20.00                                 6       3,113,889.58        0.16     519,000       3,114,000      5.633
20.01 to 30.00                                40      27,236,919.53        1.43     681,053      27,242,100      5.744
30.01 to 40.00                                82      63,663,698.28        3.35     776,560      63,677,896      5.580
40.01 to 50.00                               136     107,270,667.69        5.65     789,587     107,383,870      5.547
50.01 to 60.00                               276     220,332,095.78       11.60     799,841     220,756,138      5.571
60.01 to 70.00                               675     516,283,162.28       27.17     765,572     516,761,239      5.573
70.01 to 80.00                             1,789     942,776,747.59       49.62     527,309     943,356,642      5.597
80.01 to 90.00                                34      12,488,347.17        0.66     367,454      12,493,434      5.719
90.01 to 100.00                               30       6,842,201.22        0.36     228,146       6,844,384      5.651
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
Original                             Average    Weighted   Average     Months     Stated     Stated     Original    Percent
Effective                              Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Loan-to-Value Ratio (%)               Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
10.01 to 20.00                          5.367      2.250     10.633         96      360.0       359.4       15.61      26.5
20.01 to 30.00                          5.478      2.278     10.744         84      360.0       359.3       24.83      44.5
30.01 to 40.00                          5.314      2.327     10.580         97      360.0       359.5       35.92      46.5
40.01 to 50.00                          5.281      2.331     10.547         92      360.0       359.3       45.99      40.4
50.01 to 60.00                          5.305      2.348     10.571         91      360.0       359.2       56.06      35.6
60.01 to 70.00                          5.307      2.301     10.573         89      360.0       359.2       67.07      24.6
70.01 to 80.00                          5.331      2.267     10.597         81      360.0       359.2       78.08      17.2
80.01 to 90.00                          5.453      2.250     10.719         77      360.0       359.1       88.50      24.4
90.01 to 100.00                         5.385      2.250     10.651         67      360.0       358.8       94.69       5.1
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------
Original                             Percent                Percent
Effective                             Owner      Percent    Interest   FICO
Loan-to-Value Ratio (%)              Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
10.01 to 20.00                           78.4        77.0      100.0   743.2
20.01 to 30.00                           90.0        87.4       60.3   734.1
30.01 to 40.00                           86.5        83.3       72.6   742.4
40.01 to 50.00                           86.9        71.6       74.7   750.8
50.01 to 60.00                           86.5        80.5       81.2   741.6
60.01 to 70.00                           88.7        79.1       76.3   742.1
70.01 to 80.00                           90.3        72.5       76.1   739.9
80.01 to 90.00                           89.7        76.7       67.6   721.9
90.01 to 100.00                          83.2        72.7       86.2   712.6
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Minimum: 11.29
Maximum: 95.00
Weighted Average by Original Balance: 68.57



----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
PMI Coverage (LTV > 80)              Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
12                                             6       2,251,224.30       11.65     375,493       2,252,955      5.604
25                                            28      10,237,122.87       52.96     365,731      10,240,479      5.744
30                                            30       6,842,201.22       35.40     228,146       6,844,384      5.651
----------------------------------------------------------------------------------------------------------------------
Total:                                        64      19,330,548.39      100.00     302,153      19,337,818      5.695
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
PMI Coverage (LTV > 80)               Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
12                                      5.338      2.250     10.604         76      360.0       358.8       84.25      45.0
25                                      5.478      2.250     10.744         77      360.0       359.1       89.44      19.9
30                                      5.385      2.250     10.651         67      360.0       358.8       94.69       5.1
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.429      2.250     10.695         73      360.0       359.0       90.69      17.6
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
PMI Coverage (LTV > 80)              Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
12                                       82.2       100.0       62.8   706.6
25                                       91.3        71.6       68.7   725.3
30                                       83.2        72.7       86.2   712.6
----------------------------------------------------------------------------
Total:                                   87.4        75.3       74.2   718.6
----------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
PMI Company (LTV > 80)               Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
General Electric                              20       5,838,881.45       30.21     292,121       5,842,422      5.555
Mtge Guaranty Insurance Corp.                 15       4,625,581.05       23.93     308,500       4,627,507      5.827
PMI                                           11       3,249,037.44       16.81     295,412       3,249,529      5.754
United Guaranty Insurance                      8       2,173,205.00       11.24     271,651       2,173,205      5.874
Republic Mtge Ins Co                           4       1,333,150.00        6.90     333,288       1,333,150      5.512
Triad Guaranty Ins                             3       1,306,943.46        6.76     435,818       1,307,455      5.548
Radian                                         3         803,749.99        4.16     268,183         804,550      5.776
----------------------------------------------------------------------------------------------------------------------
Total:                                        64      19,330,548.39      100.00     302,153      19,337,818      5.695
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
PMI Company (LTV > 80)                Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
General Electric                        5.289      2.250     10.555         77      360.0       358.9       90.83      24.5
Mtge Guaranty Insurance Corp.           5.561      2.250     10.827         70      360.0       358.9       91.60      11.6
PMI                                     5.488      2.250     10.754         68      360.0       359.3       92.10      11.7
United Guaranty Insurance               5.608      2.250     10.874         74      360.0       359.2       88.76      25.1
Republic Mtge Ins Co                    5.246      2.250     10.512         88      360.0       359.0       90.48      11.1
Triad Guaranty Ins                      5.282      2.250     10.548         76      360.0       359.3       87.57       0.0
Radian                                  5.510      2.250     10.776         57      360.0       357.3       89.44      44.6
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.429      2.250     10.695         73      360.0       359.0       90.69      17.6
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------


                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
PMI Company (LTV > 80)               Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
General Electric                         88.2        74.6       60.2   722.6
Mtge Guaranty Insurance Corp.            83.8        88.6       79.7   709.4
PMI                                      88.1        34.9       72.4   721.5
United Guaranty Insurance                71.8        96.9      100.0   732.7
Republic Mtge Ins Co                    100.0        56.7      100.0   710.1
Triad Guaranty Ins                      100.0       100.0       36.5   722.3
Radian                                  100.0       100.0      100.0   702.0
----------------------------------------------------------------------------
Total:                                   87.4        75.3       74.2   718.6
----------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
--------------------------------------------------------------------------------
                               Nov 16, 2005 22:56                 Page 8  of  12

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   3,068 records
CHASE 2005-A1
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
FICO                                     of           Principal       Principal   Principal     Original      Current
Score                                Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
<= 619                                        17      13,415,713.74        0.71     789,802      13,426,626      5.579
620 to 644                                    43      23,511,132.33        1.24     547,070      23,523,997      5.588
645 to 669                                   109      66,219,509.16        3.49     608,619      66,339,474      5.659
670 to 694                                   223     141,382,231.61        7.44     634,265     141,441,104      5.589
695 to 719                                   487     300,076,810.87       15.79     616,692     300,329,207      5.593
720 to 744                                   706     429,554,790.65       22.61     609,117     430,036,914      5.605
745 to 769                                   636     394,178,117.31       20.75     620,197     394,445,296      5.567
770 to 794                                   613     388,512,778.47       20.45     633,972     388,625,011      5.585
795 to 819                                   234     143,156,644.98        7.53     613,086     143,462,074      5.548
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
FICO                                   Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Score                                 Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
<= 619                                  5.313      2.292     10.579         96      360.0       359.1       71.42       0.0
620 to 644                              5.322      2.250     10.588         84      360.0       359.3       69.42      53.2
645 to 669                              5.393      2.285     10.659         86      360.0       359.1       68.23      45.0
670 to 694                              5.323      2.307     10.589         89      360.0       359.1       67.86      39.4
695 to 719                              5.327      2.291     10.593         82      360.0       359.3       68.85      25.7
720 to 744                              5.339      2.291     10.605         82      360.0       359.2       69.65      21.9
745 to 769                              5.301      2.294     10.567         85      360.0       359.2       69.14      22.3
770 to 794                              5.319      2.285     10.585         87      360.0       359.2       67.10      19.9
795 to 819                              5.282      2.292     10.548         90      360.0       359.3       67.64      15.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                     Percent                Percent
FICO                                  Owner      Percent    Interest   FICO
Score                                Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
<= 619                                   86.1        88.2       28.2   599.4
620 to 644                               81.1        74.3       34.1   634.6
645 to 669                               92.9        83.5       63.7   659.6
670 to 694                               86.1        70.9       67.0   683.9
695 to 719                               90.8        83.0       81.0   708.3
720 to 744                               90.1        77.0       83.6   731.8
745 to 769                               92.6        75.0       77.8   756.9
770 to 794                               86.3        71.5       75.2   781.2
795 to 819                               83.0        71.0       70.8   801.8
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Minimum: 543
Maximum: 819
Weighted Average: 741.1


----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Documentation Level                  Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
Simply Signature                           1,658     949,148,755.33       49.95     573,091     950,185,030      5.591
Full Documentation                         1,393     943,244,541.45       49.64     677,551     943,828,339      5.582
Streamlined                                   17       7,614,432.34        0.40     448,020       7,616,334      5.620
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Documentation Level                   Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
Simply Signature                        5.325      2.264     10.591         82      360.0       359.3       69.50      12.2
Full Documentation                      5.316      2.318     10.582         88      360.0       359.1       67.72      36.0
Streamlined                             5.354      2.250     10.620         85      360.0       359.6       58.46      21.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------


                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Documentation Level                  Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
Simply Signature                         92.4        75.8       81.8   753.8
Full Documentation                       85.7        75.7       71.2   728.4
Streamlined                              92.1        81.7       34.7   731.2
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Purpose                              Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
Purchase                                   1,786   1,116,485,001.85       58.76     625,823   1,117,719,737      5.567
Cash-out Refinance                           799     456,759,516.44       24.04     572,062     457,077,736      5.647
Rate/Term Refinance                          483     326,763,210.83       17.20     676,671     326,832,230      5.571
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Purpose                               Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
Purchase                                5.301      2.287     10.567         85      360.0       359.2       72.54       0.0
Cash-out Refinance                      5.381      2.293     10.647         87      360.0       359.3       63.11     100.0
Rate/Term Refinance                     5.305      2.301     10.571         82      360.0       359.2       62.65       0.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Purpose                              Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
Purchase                                 86.4        69.0       76.8   746.0
Cash-out Refinance                       93.9        85.7       71.9   731.0
Rate/Term Refinance                      91.4        85.1       81.2   738.8
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
--------------------------------------------------------------------------------
                               Nov 16, 2005 22:56                 Page 9  of  12

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   3,068 records
CHASE 2005-A1
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
                                       Number          Current         Current    Original        Total       Average
                                         of           Principal       Principal   Principal     Original      Current
Occupancy                            Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
Primary Residence                          2,770   1,692,572,896.36       89.08     611,606   1,694,149,375      5.585
Second Home                                  296     206,032,265.67       10.84     696,198     206,074,528      5.599
Investment                                     2       1,402,567.09        0.07     702,900       1,405,800      5.832
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
                                     Average    Weighted   Average     Months     Stated     Stated     Original    Percent
                                       Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Occupancy                             Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
Primary Residence                       5.319      2.288     10.585         85      360.0       359.2       68.79      25.3
Second Home                             5.333      2.313     10.599         89      360.0       359.3       66.77      13.0
Investment                              5.566      2.250     10.832         99      360.0       359.3       76.06      65.7
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                     Percent                Percent
                                      Owner      Percent    Interest   FICO
Occupancy                            Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
Primary Residence                       100.0        76.3       77.0   740.6
Second Home                               0.0        72.2       72.1   745.4
Investment                                0.0        34.3        0.0   728.9
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted   Weighted
                                       Number          Current         Current    Original        Total       Average    Average
                                         of           Principal       Principal   Principal     Original      Current      Net
Property Type                        Receivables       Balance         Balance     Balance       Balance       Coupon     Coupon
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                    1,663   1,073,323,488.85       56.49     646,190   1,074,613,571      5.599      5.333
Planned unit developments                    626     366,771,468.76       19.30     586,205     366,964,333      5.578      5.312
Condo                                        613     351,081,116.07       18.48     572,881     351,175,819      5.572      5.306
Cooperative Units                            141      91,639,659.36        4.82     650,220      91,681,015      5.541      5.275
Two- to four-family                           15      10,968,044.86        0.58     731,390      10,970,850      5.677      5.411
Deminimus PUD                                 10       6,223,951.22        0.33     622,412       6,224,115      5.508      5.242
---------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587      5.321
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                           Weighted   Weighted   Weighted    Weighted
                                                Weighted   Average    Average     Average     Average
                                     Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                     Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Property Type                         Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
---------------------------------------------------------------------------------------------------------------------------
Single Family Residence                 2.298     10.599         86      360.0       359.2       67.32      27.9       88.9
Planned unit developments               2.280     10.578         81      360.0       359.3       70.10      25.2       91.9
Condo                                   2.277     10.572         83      360.0       359.2       72.88      11.1       85.8
Cooperative Units                       2.313     10.541         99      360.0       359.2       61.18      24.3       92.9
Two- to four-family                     2.284     10.677         93      360.0       359.5       62.26      27.0       86.3
Deminimus PUD                           2.250     10.508         82      360.0       359.7       72.02      20.9       92.8
---------------------------------------------------------------------------------------------------------------------------
Total:                                  2.291     10.587         85      360.0       359.2       68.57      24.0       89.1
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                                 Percent
                                      Percent    Interest   FICO
Property Type                        SFR - PUD     Only     Score
-----------------------------------------------------------------
Single Family Residence                  100.0       73.5   740.2
Planned unit developments                100.0       83.5   738.5
Condo                                      0.0       81.4   744.9
Cooperative Units                          0.0       65.2   748.1
Two- to four-family                        0.0       40.0   725.1
Deminimus PUD                              0.0       88.5   763.9
-----------------------------------------------------------------
Total:                                    75.8       76.4   741.1
-----------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted   Weighted
                                       Number          Current         Current    Original        Total       Average    Average
                                         of           Principal       Principal   Principal     Original      Current      Net
Number of Units                      Receivables       Balance         Balance     Balance       Balance       Coupon     Coupon
---------------------------------------------------------------------------------------------------------------------------------
1                                          3,053   1,889,039,684.26       99.42     619,279   1,890,658,853      5.586      5.320
2                                             14      10,058,972.65        0.53     718,632      10,060,850      5.659      5.393
3                                              1         909,072.21        0.05     910,000         910,000      5.875      5.609
---------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587      5.321
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                           Weighted   Weighted   Weighted    Weighted
                                                Weighted   Average    Average     Average     Average
                                     Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                     Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Number of Units                       Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
---------------------------------------------------------------------------------------------------------------------------
1                                       2.291     10.586         85      360.0       359.2       68.61      24.0       89.1
2                                       2.287     10.659         91      360.0       359.5       61.56      29.5       85.1
3                                       2.250     10.875        119      360.0       359.0       70.00       0.0      100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  2.291     10.587         85      360.0       359.2       68.57      24.0       89.1
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                                 Percent
                                      Percent    Interest   FICO
Number of Units                      SFR - PUD     Only     Score
-----------------------------------------------------------------
1                                         76.2       76.6   741.2
2                                          0.0       43.6   725.1
3                                          0.0        0.0   725.0
-----------------------------------------------------------------
Total:                                    75.8       76.4   741.1
-----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
--------------------------------------------------------------------------------
                               Nov 16, 2005 22:56                Page 10  of  12

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   3,068 records
CHASE 2005-A1
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                      Aggregate       Aggregate    Average                    Weighted
Geographic                             Number          Current         Current    Original        Total       Average
Distribution                             of           Principal       Principal   Principal     Original      Current
by Balance                           Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
California                                 1,635     998,834,189.59       52.57     611,499     999,801,582      5.596
New York                                     354     275,617,541.48       14.51     779,637     275,991,575      5.588
New Jersey                                   128      82,675,426.95        4.35     646,901      82,803,389      5.572
Virginia                                     120      66,265,297.47        3.49     552,275      66,273,034      5.586
Florida                                      110      62,502,038.32        3.29     568,310      62,514,058      5.646
Connecticut                                   69      56,462,583.25        2.97     818,692      56,489,762      5.603
Massachusetts                                 55      39,091,095.74        2.06     711,121      39,111,635      5.573
Arizona                                       76      37,461,041.45        1.97     492,989      37,467,127      5.660
Illinois                                      69      36,985,850.94        1.95     536,187      36,996,893      5.448
Maryland                                      56      27,836,470.84        1.47     497,163      27,841,122      5.539
Michigan                                      47      24,708,555.64        1.30     526,021      24,723,010      5.455
Washington                                    34      20,699,619.23        1.09     608,896      20,702,470      5.563
Colorado                                      36      19,323,147.14        1.02     536,969      19,330,874      5.628
Pennsylvania                                  30      17,780,461.82        0.94     592,997      17,789,920      5.416
Texas                                         28      17,401,717.11        0.92     621,666      17,406,638      5.546
Nevada                                        29      13,869,378.99        0.73     478,473      13,875,720      5.465
North Carolina                                23      13,439,144.86        0.71     584,362      13,440,323      5.553
Georgia                                       22      11,029,459.97        0.58     501,339      11,029,460      5.612
District of Columbia                          14       9,291,971.04        0.49     663,959       9,295,420      5.605
Ohio                                          24       9,052,637.16        0.48     377,317       9,055,599      5.388
South Carolina                                16       8,567,500.00        0.45     535,469       8,567,500      5.670
Delaware                                      11       7,309,178.46        0.38     664,645       7,311,092      5.726
Oregon                                        15       6,733,598.25        0.35     448,970       6,734,550      5.669
Hawaii                                        10       6,458,199.99        0.34     645,820       6,458,200      5.494
Utah                                           8       5,442,678.86        0.29     680,738       5,445,900      5.581
Wisconsin                                      9       4,474,903.95        0.24     497,267       4,475,400      5.600
Indiana                                        8       4,170,269.13        0.22     521,400       4,171,200      5.727
New Hampshire                                  6       3,204,265.81        0.17     534,133       3,204,800      5.670
Tennessee                                      5       2,961,182.21        0.16     592,400       2,962,000      5.735
Rhode Island                                   5       2,868,993.30        0.15     574,000       2,870,000      5.506
Missouri                                       7       2,857,594.75        0.15     408,243       2,857,700      5.249
New Mexico                                     4       1,932,000.00        0.10     483,000       1,932,000      5.622
Maine                                          2       1,176,000.00        0.06     588,000       1,176,000      5.811
Idaho                                          1       1,023,750.00        0.05   1,023,750       1,023,750      5.375
Minnesota                                      1         360,000.00        0.02     360,000         360,000      5.500
Oklahoma                                       1         139,985.42        0.01     140,000         140,000      5.875
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                      Weighted   Weighted   Weighted    Weighted
                                     Weighted              Weighted   Average    Average     Average     Average
Geographic                           Average    Weighted   Average     Months     Stated     Stated     Original    Percent
Distribution                           Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
by Balance                            Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
California                              5.330      2.281     10.596         81      360.0       359.2       69.37      23.0
New York                                5.322      2.337     10.588        102      360.0       359.2       62.81      21.2
New Jersey                              5.306      2.294     10.572         94      360.0       359.3       69.92      16.5
Virginia                                5.320      2.269     10.586         79      360.0       359.3       70.36      34.1
Florida                                 5.380      2.297     10.646         90      360.0       359.3       65.81      37.6
Connecticut                             5.337      2.332     10.603         96      360.0       359.2       65.58      26.6
Massachusetts                           5.307      2.321     10.573        103      360.0       359.3       67.09      24.2
Arizona                                 5.394      2.267     10.660         77      360.0       359.3       71.63      29.9
Illinois                                5.182      2.276     10.448         73      360.0       359.3       70.03      33.9
Maryland                                5.273      2.266     10.539         83      360.0       359.2       71.92      39.5
Michigan                                5.189      2.265     10.455         71      360.0       359.2       70.18      39.6
Washington                              5.297      2.266     10.563         79      360.0       359.4       73.45      21.1
Colorado                                5.362      2.269     10.628         75      360.0       359.1       71.69      21.8
Pennsylvania                            5.150      2.271     10.416         86      360.0       359.2       73.12      21.3
Texas                                   5.280      2.287     10.546         92      360.0       359.4       72.81       2.7
Nevada                                  5.199      2.281     10.465         66      360.0       359.1       75.52      15.8
North Carolina                          5.287      2.275     10.553         75      360.0       359.3       67.51      12.0
Georgia                                 5.346      2.278     10.612         67      360.0       358.8       69.03      23.3
District of Columbia                    5.339      2.331     10.605         85      360.0       359.3       69.71      32.2
Ohio                                    5.122      2.250     10.388         74      360.0       359.3       79.61      12.1
South Carolina                          5.404      2.250     10.670         91      360.0       359.2       74.97      24.1
Delaware                                5.460      2.341     10.726        102      360.0       359.4       64.46      18.1
Oregon                                  5.403      2.250     10.669         93      360.0       359.3       73.25      39.4
Hawaii                                  5.228      2.250     10.494         79      360.0       359.8       71.72       8.9
Utah                                    5.315      2.250     10.581         80      360.0       359.3       70.56      27.5
Wisconsin                               5.334      2.333     10.600         63      360.0       359.5       74.92      34.5
Indiana                                 5.461      2.250     10.727         89      360.0       359.7       67.56      54.8
New Hampshire                           5.404      2.250     10.670         76      360.0       359.7       71.45      18.3
Tennessee                               5.469      2.345     10.735         76      360.0       359.5       75.31       0.0
Rhode Island                            5.240      2.250     10.506         90      360.0       359.0       68.19      14.3
Missouri                                4.983      2.250     10.249         59      360.0       359.2       73.99      33.9
New Mexico                              5.356      2.250     10.622         73      360.0       359.6       57.38      42.7
Maine                                   5.545      2.250     10.811        102      360.0       359.5       73.47     100.0
Idaho                                   5.109      2.250     10.375        119      360.0       359.0       65.00       0.0
Minnesota                               5.234      2.250     10.500         60      360.0       360.0       80.00       0.0
Oklahoma                                5.609      2.250     10.875         58      360.0       358.0       72.16     100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------


Geographic                           Percent                Percent
Distribution                          Owner      Percent    Interest   FICO
by Balance                           Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
California                               94.2        79.8       83.9   742.2
New York                                 87.8        35.9       64.9   741.3
New Jersey                               76.8        77.0       66.4   741.7
Virginia                                 91.2        96.1       81.1   739.8
Florida                                  73.6        72.9       76.3   736.9
Connecticut                              91.5        90.2       50.9   743.7
Massachusetts                            61.7        76.8       42.1   744.2
Arizona                                  81.7        98.1       80.4   732.8
Illinois                                 98.8        84.8       75.4   736.5
Maryland                                 95.0        93.4       82.5   743.5
Michigan                                 91.3        91.4       73.3   741.8
Washington                               90.4        87.9       72.8   742.8
Colorado                                 67.4        88.7       72.6   742.6
Pennsylvania                             86.8        93.6       45.4   726.6
Texas                                    99.3        94.3       65.1   734.0
Nevada                                   89.3        93.5       61.9   734.4
North Carolina                           62.6        96.0       89.6   743.9
Georgia                                  83.7       100.0      100.0   744.4
District of Columbia                     94.5        79.7       77.2   739.0
Ohio                                    100.0       100.0       59.9   738.0
South Carolina                           61.0        82.3       88.2   738.2
Delaware                                 34.8        94.4       67.3   752.5
Oregon                                   93.0        95.4       73.4   730.8
Hawaii                                   41.1        62.1       86.1   728.6
Utah                                     34.0        59.7       44.9   754.2
Wisconsin                                52.2        89.6       64.6   733.5
Indiana                                  85.7       100.0       57.3   708.6
New Hampshire                            48.6        80.1       36.4   739.0
Tennessee                                84.6       100.0       28.0   737.6
Rhode Island                             65.1       100.0       68.3   731.9
Missouri                                 78.1        93.6       78.1   745.7
New Mexico                               68.9       100.0       68.9   736.4
Maine                                    49.0       100.0      100.0   704.7
Idaho                                     0.0       100.0      100.0   785.0
Minnesota                               100.0       100.0      100.0   705.0
Oklahoma                                100.0       100.0      100.0   677.0
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------
Number of States Represented: 36


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
--------------------------------------------------------------------------------
                               Nov 16, 2005 22:56                Page 11  of  12

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   3,068 records
CHASE 2005-A1
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                      Aggregate   Aggregate      Average
Top 10                                 Number          Current         Current    Original        Total       Average
Zip Code                                 of           Principal       Principal   Principal     Original      Current
Concentrations                       Receivables       Balance         Balance     Balance       Balance       Coupon
----------------------------------------------------------------------------------------------------------------------
10021                                         33      31,592,956.22        1.66     957,914      31,611,150      5.534
94107                                         50      27,367,168.78        1.44     547,439      27,371,964      5.366
92620                                         34      16,569,988.76        0.87     487,455      16,573,478      5.651
10023                                         18      13,699,613.36        0.72     761,458      13,706,250      5.569
92127                                         17      12,692,817.51        0.67     746,741      12,694,600      5.501
92101                                         18      12,359,587.25        0.65     686,836      12,363,050      5.777
10022                                         14      11,769,195.33        0.62     840,982      11,773,750      5.562
10024                                         12      10,809,084.10        0.57     901,099      10,813,190      5.455
90049                                         12      10,755,114.18        0.57     896,350      10,756,200      5.756
10003                                         11      10,246,749.06        0.54     931,735      10,249,080      5.335
Other                                      2,849   1,742,145,454.57       91.69     612,045   1,743,716,991      5.592
----------------------------------------------------------------------------------------------------------------------
Total:                                     3,068   1,900,007,729.12      100.00     619,827   1,901,629,703      5.587
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                       % of                           Weighted   Weighted   Weighted    Weighted
                                     Weighted   Weighted   Weighted   Average    Average     Average     Average
Top 10                               Average    Weighted   Average     Months     Stated     Stated     Original    Percent
Zip Code                               Net      Average    Maximum       to      Original   Remaining   Effective   Cashout
Concentrations                        Coupon     Margin      Rate       Roll       Term       Term         LTV       Refi
---------------------------------------------------------------------------------------------------------------------------
10021                                   5.268      2.380     10.534        107      360.0       359.2       60.67      31.0
94107                                   5.100      2.250     10.366         71      360.0       358.5       75.95       0.0
92620                                   5.385      2.250     10.651         71      360.0       359.2       77.96       0.0
10023                                   5.303      2.333     10.569        100      360.0       359.4       60.75      28.8
92127                                   5.235      2.331     10.501         87      360.0       359.2       67.12      18.1
92101                                   5.511      2.250     10.777         81      360.0       359.2       73.97       0.0
10022                                   5.296      2.319     10.562        104      360.0       359.2       60.22      39.4
10024                                   5.189      2.348     10.455         84      360.0       358.9       64.52      11.7
90049                                   5.490      2.308     10.756         92      360.0       359.3       57.02      50.4
10003                                   5.069      2.376     10.335         94      360.0       359.2       63.95       4.9
Other                                   5.326      2.289     10.592         85      360.0       359.2       68.72      24.6
---------------------------------------------------------------------------------------------------------------------------
Total:                                  5.321      2.291     10.587         85      360.0       359.2       68.57      24.0
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
Top 10                               Percent                Percent
Zip Code                              Owner      Percent    Interest   FICO
Concentrations                       Occupied   SFR - PUD     Only     Score
----------------------------------------------------------------------------
10021                                    98.3         0.0       73.4   755.7
94107                                    80.4         0.0       93.7   757.2
92620                                    97.1        20.4       86.6   750.5
10023                                    93.3         0.0       67.2   744.8
92127                                    96.5        65.2       87.2   749.4
92101                                    52.0         0.0       94.4   749.6
10022                                    97.0        12.7       69.8   737.3
10024                                    87.0         0.0       74.5   746.5
90049                                   100.0        90.9       90.1   746.3
10003                                   100.0         0.0       74.2   726.7
Other                                    89.0        81.3       75.9   740.4
----------------------------------------------------------------------------
Total:                                   89.1        75.8       76.4   741.1
----------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
--------------------------------------------------------------------------------
                               Nov 16, 2005 22:56                Page 12  of  12


CHASE SECURITIES

--------------------------------------------------------------------------------------------------------------
                               Deal Summary Report                                    chf05a1d
--------------------------------------------------------------------------------------------------------------
                                            Assumptions                              Collateral
--------------------------------------------------------------------------------------------------------------
Settlement        30-Nov-2005       Prepay       25 CPR               Balance     WAC   WAM   Age    WAL   Dur
1st Pay Date      25-Dec-2005       Default       0 CDR     $1,900,007,729.12   5.587   359     1   3.43
                                    Recovery   0 months
                                    Severity         0%
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Tranche      Balance         Coupon        Principal     Avg    Dur   Yield   Spread   Bench   Price   $@1bp   Accrued   NetNet
 Name                                       Window       Life                   bp               %              Int(M)    (MM)
-------------------------------------------------------------------------------------------------------------------------------
  1A1     648,488,700.00   5.417820866   12/05 - 10/15   3.16
  1A2      25,265,800.00   5.417820866   12/05 - 10/15   3.16
  SUBS     71,250,429.12   5.321013956   12/05 - 10/35   6.04
  2A1     100,000,000.00   5.258136706   12/05 - 10/10   2.57
  2A2     463,945,800.00   5.258136706   12/05 - 03/09   1.40
  2A3      62,815,500.00   5.258136706   03/09 - 02/10   3.75
  2A4     207,004,300.00   5.258136706   02/10 - 10/10   4.84
  2A5      32,484,400.00   5.258136706   12/05 - 10/10   2.57
  3A1     200,000,000.00   5.283762256   12/05 - 10/12   2.91
  3A2      58,670,900.00   5.283762256   12/05 - 07/10   1.80
  3A3      19,253,600.00   5.283762256   07/10 - 10/12   6.30
  3A4      10,828,300.00   5.283762256   12/05 - 10/12   2.91
-------------------------------------------------------------------------------------------------------------------------------


---------------------------
Tranche     Dated     Notes
 Name       Date
---------------------------
  1A1     01-Nov-05    WAC
  1A2     01-Nov-05    WAC
  SUBS    01-Nov-05    WAC
  2A1     01-Nov-05    WAC
  2A2     01-Nov-05    WAC
  2A3     01-Nov-05    WAC
  2A4     01-Nov-05    WAC
  2A5     01-Nov-05    WAC
  3A1     01-Nov-05    WAC
  3A2     01-Nov-05    WAC
  3A3     01-Nov-05    WAC
  3A4     01-Nov-05    WAC
---------------------------

-------------------------------------------------------------------------------------------------------------------------------

Yield Curve                                      swap curve
Mat    3MO    6MO    2YR    5YR   10YR   30YR         3mo       6mo       1yr       2yr       3yr       4yr       5yr       7yr
Yld  3.854  4.170  4.198  4.255  4.383  4.605    4.307130  4.518230  4.788230  4.906290  4.968000  5.010130  5.050500  5.108580
-------------------------------------------------------------------------------------------------------------------------------



THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     951 records
CHASE2005-A1 POOL 1
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Recievables: 951
Aggregate Current Balance: $700,004,683.96
Range of Current Balance: $99,889.58 to $3,937,500.00
Average Current Balance: $736,072.22
Aggregate Original Balance: $700,826,599
Range of Original Balances: $100,000.00 to $3,937,500.00
Average Original Balance: $736,936
Weighted Average Original Coupon: 5.684%
Range of Original Coupons: 4.75% to 6.63%
Weighted Average Current Coupon: 5.684%
Range of Current Coupons: 4.75% to 6.63%
Weighted Average Margin: 2.315%
Range of Margins: 2.25% to 2.50%
Weighted Average Servicing Fee: 0.2660%
Range of Servicing Fees: 0.2660% to 0.2660%
Weighted Average LPMI: 0.000%
Range of LPMI: 0.00% to 0.00%
Weighted Average Current Net Coupon: 5.418%
Range of Current Net Coupons: 4.48% to 6.36%
Weighted Average Maximum Rate: 10.684%
Range of Maximum Rates: 9.75% to 11.63%
Weighted Average Months to Roll: 119
Weighted Average Stated Original Term: 360.00 months
Range of Stated Original Term: 360 months to 360 months
Weighted Average Stated Remaining Term: 359.24 months
Range of Stated Remaining Term: 352 months to 360 months
Weighted Average Stated Original IO Term: 120.00 months
Range of Stated Original IO Term: 0 months to 120 months
Weighted Average Original LTV: 65.71%
Weighted Average Effective Original LTV: 65.71%
Percent Purchase: 59.5%
Percent Cash-Out Refinance: 25.1%
Percent Full-Alt Documentation: 99.6%
Percent Owner Occupied: 87.4%
Percent Single Family - PUD: 74.0%
Percent Conforming Balance: 0.8%
Percent Interest Only: 69.1%
Percent Adjustable: 100.0%
Weighted Average FICO Score: 743.0
Top 5 States: CA(43%),NY(26%),NJ(6%),CT(5%),MA(4%)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 1 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     951 records
CHASE2005-A1 POOL 1
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Index Type                          Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Libor - 1 Year                              951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Index Type                           Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Libor - 1 Year                         2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Index Type                          SFR - PUD     Only     Score
----------------------------------------------------------------
Libor - 1 Year                           74.0       69.1   743.0
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Interest Only                       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Yes                                         669   484,023,933.27       69.15     724,297   484,555,011      5.703      5.437
No                                          282   215,980,750.69       30.85     766,921   216,271,588      5.640      5.374
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Interest Only                        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Yes                                    2.314     10.703        119      360.0       359.3       65.20      23.9       88.5
No                                     2.319     10.640        119      360.0       359.2       66.83      27.7       84.7
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Interest Only                       SFR - PUD     Only     Score
----------------------------------------------------------------
Yes                                      73.6      100.0   743.3
No                                       74.9        0.0   742.5
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Next Rate Adjustment Date           Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
2015-03-01                                    1     1,222,677.60        0.17   1,235,000     1,235,000      4.875      4.609
2015-04-01                                    2     1,535,805.26        0.22     770,000     1,540,000      5.500      5.234
2015-05-01                                    2     3,028,238.12        0.43   1,568,000     3,136,000      5.740      5.474
2015-07-01                                    2     2,083,000.00        0.30   1,041,500     2,083,000      5.625      5.359
2015-08-01                                    7    10,642,800.06        1.52   1,521,471    10,650,300      5.562      5.296
2015-09-01                                   57    54,282,744.74        7.75     953,486    54,348,699      5.632      5.366
2015-10-01                                  481   346,713,422.82       49.53     722,115   347,337,364      5.689      5.423
2015-11-01                                  399   280,495,995.36       40.07     702,998   280,496,236      5.697      5.431
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Next Rate Adjustment Date            Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
2015-03-01                             2.500      9.875        112      360.0       352.0       65.00       0.0      100.0
2015-04-01                             2.250     10.500        113      360.0       353.0       71.32       0.0      100.0
2015-05-01                             2.410     10.740        114      360.0       354.0       51.05       0.0      100.0
2015-07-01                             2.422     10.625        116      360.0       356.0       67.27      68.8      100.0
2015-08-01                             2.475     10.562        117      360.0       357.0       71.72       0.0      100.0
2015-09-01                             2.374     10.632        118      360.0       358.0       71.70      15.4       93.9
2015-10-01                             2.311     10.689        119      360.0       359.0       66.18      24.9       85.8
2015-11-01                             2.301     10.697        120      360.0       360.0       63.86      28.3       87.1
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Next Rate Adjustment Date           SFR - PUD     Only     Score
----------------------------------------------------------------
2015-03-01                              100.0        0.0   758.0
2015-04-01                               34.9       65.1   767.6
2015-05-01                              100.0        0.0   692.0
2015-07-01                              100.0      100.0   737.3
2015-08-01                               62.5       79.4   730.0
2015-09-01                               88.7       52.0   716.8
2015-10-01                               72.1       74.7   745.9
2015-11-01                               73.7       66.1   745.3
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------
Minimum: 2015-03-01
Maximum: 2015-11-01
Weighted Average: 2015-10-08
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 2 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     951 records
CHASE2005-A1 POOL 1
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Original Term                       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
360                                         951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Original Term                        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
360                                    2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Original Term                       SFR - PUD     Only     Score
----------------------------------------------------------------
360                                      74.0       69.1   743.0
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360.0
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Seasoning                           Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
<= 0                                        399   280,495,995.36       40.07     702,998   280,496,236      5.697      5.431
1 to 3                                      545   411,638,967.62       58.81     756,580   412,336,363      5.678      5.412
4 to 6                                        4     5,111,238.12        0.73   1,304,750     5,219,000      5.693      5.427
7 to 9                                        3     2,758,482.86        0.39     925,000     2,775,000      5.223      4.957
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Seasoning                            Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
<= 0                                   2.301     10.697        120      360.0       360.0       63.86      28.3       87.1
1 to 3                                 2.324     10.678        119      360.0       358.8       67.05      23.0       87.3
4 to 6                                 2.415     10.693        115      360.0       354.8       57.66      28.0      100.0
7 to 9                                 2.361     10.223        113      360.0       352.6       68.52       0.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Seasoning                           SFR - PUD     Only     Score
----------------------------------------------------------------
<= 0                                     73.7       66.1   745.3
1 to 3                                   74.0       71.8   741.8
4 to 6                                  100.0       40.8   710.5
7 to 9                                   63.7       36.3   763.3
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------
Minimum: 0
Maximum: 8
Weighted Average: 1.3
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Remaining Term to Stated Maturity   Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
349 to 354                                    5     5,786,720.98        0.83   1,182,200     5,911,000      5.493      5.227
355 to 360                                  946   694,217,962.98       99.17     734,583   694,915,599      5.685      5.419
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Remaining Term to Stated Maturity    Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
349 to 354                             2.386     10.493        113      360.0       353.3       59.38       0.0      100.0
355 to 360                             2.315     10.685        119      360.0       359.3       65.76      25.3       87.2
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Remaining Term to Stated Maturity   SFR - PUD     Only     Score
----------------------------------------------------------------
349 to 354                               82.7       17.3   726.0
355 to 360                               74.0       69.6   743.2
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------
Minimum: 352
Maximum: 360
Weighted Average: 359.2
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 3 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     951 records
CHASE2005-A1 POOL 1
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Original Rates (%)                  Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
4.501 to 5.000                                9     6,599,173.10        0.94     735,274     6,617,462      4.862      4.596
5.001 to 5.500                              223   175,853,722.80       25.12     790,103   176,193,005      5.416      5.150
5.501 to 6.000                              669   485,040,132.08       69.29     725,711   485,500,566      5.756      5.490
6.001 to 6.500                               49    31,511,655.98        4.50     643,175    31,515,566      6.204      5.938
6.501 to 7.000                                1     1,000,000.00        0.14   1,000,000     1,000,000      6.625      6.359
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Original Rates (%)                   Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
4.501 to 5.000                         2.342      9.862        118      360.0       357.6       72.59       0.0      100.0
5.001 to 5.500                         2.326     10.416        119      360.0       359.2       65.45      17.0       89.2
5.501 to 6.000                         2.312     10.756        119      360.0       359.3       65.40      27.6       86.1
6.001 to 6.500                         2.299     11.204        120      360.0       359.5       70.53      38.1       93.8
6.501 to 7.000                         2.250     11.625        120      360.0       360.0       61.69       0.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Original Rates (%)                  SFR - PUD     Only     Score
----------------------------------------------------------------
4.501 to 5.000                           84.6       17.1   760.7
5.001 to 5.500                           72.7       65.5   745.6
5.501 to 6.000                           74.1       70.5   742.1
6.001 to 6.500                           77.3       78.2   737.2
6.501 to 7.000                          100.0      100.0   818.0
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------
Minimum: 4.7500
Maximum: 6.6250
Weighted Average: 5.6837
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Current Rates (%)                   Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
4.501 to 5.000                                9     6,599,173.10        0.94     735,274     6,617,462      4.862      4.596
5.001 to 5.500                              223   175,853,722.80       25.12     790,103   176,193,005      5.416      5.150
5.501 to 6.000                              669   485,040,132.08       69.29     725,711   485,500,566      5.756      5.490
6.001 to 6.500                               49    31,511,655.98        4.50     643,175    31,515,566      6.204      5.938
6.501 to 7.000                                1     1,000,000.00        0.14   1,000,000     1,000,000      6.625      6.359
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Current Rates (%)                    Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
4.501 to 5.000                         2.342      9.862        118      360.0       357.6       72.59       0.0      100.0
5.001 to 5.500                         2.326     10.416        119      360.0       359.2       65.45      17.0       89.2
5.501 to 6.000                         2.312     10.756        119      360.0       359.3       65.40      27.6       86.1
6.001 to 6.500                         2.299     11.204        120      360.0       359.5       70.53      38.1       93.8
6.501 to 7.000                         2.250     11.625        120      360.0       360.0       61.69       0.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Current Rates (%)                   SFR - PUD     Only     Score
----------------------------------------------------------------
4.501 to 5.000                           84.6       17.1   760.7
5.001 to 5.500                           72.7       65.5   745.6
5.501 to 6.000                           74.1       70.5   742.1
6.001 to 6.500                           77.3       78.2   737.2
6.501 to 7.000                          100.0      100.0   818.0
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------
Minimum: 4.7500
Maximum: 6.6250
Weighted Average: 5.6838
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 4 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     951 records
CHASE2005-A1 POOL 1
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Net Rates (%)                       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                                4     2,757,283.56        0.39     690,028     2,760,112      4.750      4.484
4.501 to 5.000                               46    34,286,901.14        4.90     749,490    34,476,550      5.194      4.928
5.001 to 5.500                              635   483,052,820.25       69.01     761,497   483,550,630      5.620      5.354
5.501 to 6.000                              259   175,601,079.01       25.09     678,505   175,732,707      5.951      5.685
6.001 to 6.500                                7     4,306,600.00        0.62     615,229     4,306,600      6.446      6.180
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Net Rates (%)                        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                         2.359      9.750        119      360.0       359.0       69.03       0.0      100.0
4.501 to 5.000                         2.308     10.194        119      360.0       359.0       63.54      16.8       91.3
5.001 to 5.500                         2.319     10.620        119      360.0       359.2       65.10      23.7       86.6
5.501 to 6.000                         2.306     10.951        119      360.0       359.3       67.68      30.7       88.4
6.001 to 6.500                         2.315     11.446        120      360.0       359.8       68.08      41.6       86.1
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Net Rates (%)                       SFR - PUD     Only     Score
----------------------------------------------------------------
4.001 to 4.500                           85.6       18.6   770.7
4.501 to 5.000                           77.6       48.7   749.7
5.001 to 5.500                           72.0       68.2   743.1
5.501 to 6.000                           78.5       76.5   741.1
6.001 to 6.500                           86.1       73.9   748.7
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------
Minimum: 4.4840
Maximum: 6.3590
Weighted Average: 5.4178
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Original Principal Balance ($)      Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
<= 400,000                                  102    35,771,433.64        5.11     350,746    35,776,079      5.729      5.463
400,001 to 500,000                          211    96,634,543.82       13.80     458,099    96,658,801      5.756      5.490
500,001 to 600,000                          167    92,730,789.08       13.25     555,492    92,767,082      5.691      5.425
600,001 to 700,000                          133    85,576,839.22       12.23     646,118    85,933,700      5.664      5.398
700,001 to 800,000                           58    43,734,072.47        6.25     756,985    43,905,158      5.672      5.406
800,001 to 900,000                           42    35,924,379.16        5.13     855,427    35,927,922      5.682      5.416
900,001 to 1,000,000                         67    64,770,740.62        9.25     967,039    64,791,622      5.687      5.421
1,000,001 to 1,100,000                       56    60,348,309.40        8.62   1,078,104    60,373,850      5.638      5.372
1,100,001 to 1,200,000                       14    16,445,159.24        2.35   1,174,893    16,448,500      5.639      5.373
1,200,001 >=                                101   168,068,417.31       24.01   1,665,781   168,243,885      5.662      5.396
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Original Principal Balance ($)       Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
<= 400,000                             2.250     10.729        119      360.0       359.4       69.43      36.6       89.1
400,001 to 500,000                     2.250     10.756        119      360.0       359.4       68.86      27.6       91.9
500,001 to 600,000                     2.250     10.691        119      360.0       359.3       72.24      16.2       86.7
600,001 to 700,000                     2.250     10.664        119      360.0       359.3       67.37      22.0       88.5
700,001 to 800,000                     2.250     10.672        119      360.0       359.5       62.10      32.6       84.4
800,001 to 900,000                     2.250     10.682        119      360.0       359.5       63.76      21.1       95.1
900,001 to 1,000,000                   2.250     10.687        119      360.0       359.4       63.26      28.4       91.0
1,000,001 to 1,100,000                 2.250     10.638        119      360.0       359.1       65.32      19.9       89.3
1,100,001 to 1,200,000                 2.500     10.639        119      360.0       359.1       57.74      57.5       92.7
1,200,001 >=                           2.497     10.662        119      360.0       358.9       61.87      24.1       80.6
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Original Principal Balance ($)      SFR - PUD     Only     Score
----------------------------------------------------------------
<= 400,000                               67.9       86.1   741.9
400,001 to 500,000                       74.8       68.7   741.8
500,001 to 600,000                       68.7       68.7   743.3
600,001 to 700,000                       69.5       70.6   744.7
700,001 to 800,000                       84.5       69.0   746.8
800,001 to 900,000                       62.0       73.9   741.9
900,001 to 1,000,000                     79.2       65.7   751.5
1,000,001 to 1,100,000                   75.2       64.2   740.6
1,100,001 to 1,200,000                   92.7       71.3   752.0
1,200,001 >=                             75.8       67.2   738.9
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------
Minimum: 100,000.00
Maximum: 3,937,500.00
Average: 736,936.49
Total: 700,826,599.00
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 5 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     951 records
CHASE2005-A1 POOL 1
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Current Principal Balance ($)       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
75,000.01 to 100,000.00                       1        99,889.58        0.01     100,000       100,000      5.875      5.609
125,000.01 to 150,000.00                      4       546,400.00        0.08     136,600       546,400      5.720      5.454
150,000.01 to 175,000.00                      3       501,220.00        0.07     167,073       501,220      6.002      5.736
175,000.01 to 200,000.00                      2       382,672.00        0.05     191,336       382,672      5.739      5.473
200,000.01 to 250,000.00                      2       462,250.00        0.07     231,125       462,250      5.814      5.548
250,000.01 to 300,000.00                      7     1,980,099.98        0.28     282,871     1,980,100      5.745      5.479
300,000.01 to 400,000.00                     83    31,798,902.08        4.54     383,174    31,803,437      5.722      5.456
400,000.01 to 500,000.00                    212    97,060,590.70       13.87     459,004    97,308,801      5.755      5.489
500,000.01 to 600,000.00                    169    93,872,107.42       13.41     557,202    94,167,082      5.687      5.421
600,000.01 to 700,000.00                    131    84,596,261.30       12.09     646,059    84,633,700      5.665      5.399
700,000.01 to 800,000.00                     57    43,147,285.17        6.16     757,108    43,155,158      5.678      5.412
800,000.01 to 900,000.00                     42    35,924,379.16        5.13     855,427    35,927,922      5.682      5.416
900,000.01 to 1,000,000.00                   67    64,770,740.62        9.25     967,039    64,791,622      5.687      5.421
1,000,000.01 to 1,100,000.00                 56    60,348,309.40        8.62   1,078,104    60,373,850      5.638      5.372
1,100,000.01 to 1,200,000.00                 14    16,445,159.24        2.35   1,174,893    16,448,500      5.639      5.373
1,200,000.01 to 1,300,000.00                 16    20,142,515.33        2.88   1,260,109    20,161,736      5.649      5.383
1,300,000.01 to 1,400,000.00                 14    18,920,586.46        2.70   1,351,607    18,922,500      5.696      5.430
1,400,000.01 to 1,500,000.00                 27    39,954,195.77        5.71   1,480,203    39,965,473      5.639      5.373
1,500,000.01 to 1,600,000.00                  6     9,480,500.00        1.35   1,580,083     9,480,500      5.625      5.359
1,600,000.01 to 1,700,000.00                  6     9,974,127.27        1.42   1,662,917     9,977,500      5.750      5.484
1,700,000.01 to 1,800,000.00                  7    12,278,348.71        1.75   1,754,589    12,282,126      5.569      5.303
1,800,000.01 to 1,900,000.00                  2     3,621,894.43        0.52   1,811,875     3,623,750      5.688      5.422
1,900,000.01 to 2,000,000.00                 10    19,798,010.72        2.83   1,991,100    19,911,000      5.587      5.321
2,000,000.01 to 2,100,000.00                  1     2,079,999.99        0.30   2,080,000     2,080,000      6.250      5.984
2,100,000.01 to 2,200,000.00                  3     6,504,694.29        0.93   2,170,600     6,511,800      5.708      5.442
2,200,000.01 to 2,300,000.00                  2     4,484,996.38        0.64   2,245,000     4,490,000      5.687      5.421
2,400,000.01 to 2,500,000.00                  2     4,997,327.34        0.71   2,500,000     5,000,000      5.625      5.359
2,800,000.01 to 2,900,000.00                  1     2,900,000.00        0.41   2,900,000     2,900,000      5.500      5.234
2,900,000.01 to 3,000,000.00                  3     8,993,720.62        1.28   3,000,000     9,000,000      5.958      5.692
3,900,000.01 to 4,000,000.00                  1     3,937,500.00        0.56   3,937,500     3,937,500      5.375      5.109
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Current Principal Balance ($)        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
75,000.01 to 100,000.00                2.250     10.875        119      360.0       359.0       16.67     100.0      100.0
125,000.01 to 150,000.00               2.250     10.720        119      360.0       359.2       65.66      49.4      100.0
150,000.01 to 175,000.00               2.250     11.002        120      360.0       359.7       65.75      65.7      100.0
175,000.01 to 200,000.00               2.250     10.739        119      360.0       359.5       83.36      52.3       52.3
200,000.01 to 250,000.00               2.250     10.814        120      360.0       360.0       66.02      51.1      100.0
250,000.01 to 300,000.00               2.250     10.745        119      360.0       359.1       77.49      85.2       85.9
300,000.01 to 400,000.00               2.250     10.722        119      360.0       359.4       69.10      32.3       89.2
400,000.01 to 500,000.00               2.250     10.755        119      360.0       359.4       68.87      27.4       91.9
500,000.01 to 600,000.00               2.250     10.687        119      360.0       359.3       72.14      16.7       86.8
600,000.01 to 700,000.00               2.250     10.665        119      360.0       359.3       67.36      22.2       88.4
700,000.01 to 800,000.00               2.250     10.678        119      360.0       359.5       62.11      31.7       84.2
800,000.01 to 900,000.00               2.250     10.682        119      360.0       359.5       63.76      21.1       95.1
900,000.01 to 1,000,000.00             2.250     10.687        119      360.0       359.4       63.26      28.4       91.0
1,000,000.01 to 1,100,000.00           2.250     10.638        119      360.0       359.1       65.32      19.9       89.3
1,100,000.01 to 1,200,000.00           2.500     10.639        119      360.0       359.1       57.74      57.5       92.7
1,200,000.01 to 1,300,000.00           2.500     10.649        119      360.0       358.6       66.13       6.2       81.3
1,300,000.01 to 1,400,000.00           2.500     10.696        120      360.0       359.5       61.92      21.1       64.6
1,400,000.01 to 1,500,000.00           2.500     10.639        119      360.0       358.9       57.81      29.7       88.9
1,500,000.01 to 1,600,000.00           2.500     10.625        119      360.0       359.3       53.06      66.4       83.3
1,600,000.01 to 1,700,000.00           2.500     10.750        119      360.0       358.8       59.72      16.4      100.0
1,700,000.01 to 1,800,000.00           2.465     10.569        119      360.0       358.9       66.28       0.0       85.9
1,800,000.01 to 1,900,000.00           2.500     10.688        119      360.0       359.5       67.51       0.0       50.2
1,900,000.01 to 2,000,000.00           2.500     10.587        119      360.0       358.7       54.14      20.2       79.8
2,000,000.01 to 2,100,000.00           2.500     11.250        119      360.0       359.0       54.03       0.0      100.0
2,100,000.01 to 2,200,000.00           2.500     10.708        118      360.0       358.0       76.11       0.0       67.1
2,200,000.01 to 2,300,000.00           2.500     10.687        118      360.0       358.0       72.50       0.0      100.0
2,400,000.01 to 2,500,000.00           2.500     10.625        120      360.0       359.5       69.25      50.0       50.0
2,800,000.01 to 2,900,000.00           2.500     10.500        119      360.0       359.0       52.73       0.0      100.0
2,900,000.01 to 3,000,000.00           2.500     10.958        119      360.0       359.0       69.92     100.0      100.0
3,900,000.01 to 4,000,000.00           2.500     10.375        119      360.0       359.0       75.00       0.0        0.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Current Principal Balance ($)       SFR - PUD     Only     Score
----------------------------------------------------------------
75,000.01 to 100,000.00                   0.0      100.0   798.0
125,000.01 to 150,000.00                 23.8      100.0   741.3
150,000.01 to 175,000.00                 33.5      100.0   700.2
175,000.01 to 200,000.00                 52.3      100.0   740.9
200,000.01 to 250,000.00                 51.1      100.0   707.2
250,000.01 to 300,000.00                 44.0      100.0   730.3
300,000.01 to 400,000.00                 71.3       84.3   743.6
400,000.01 to 500,000.00                 74.9       68.9   742.1
500,000.01 to 600,000.00                 69.0       69.0   743.0
600,000.01 to 700,000.00                 69.2       70.3   744.5
700,000.01 to 800,000.00                 84.3       68.6   747.5
800,000.01 to 900,000.00                 62.0       73.9   741.9
900,000.01 to 1,000,000.00               79.2       65.7   751.5
1,000,000.01 to 1,100,000.00             75.2       64.2   740.6
1,100,000.01 to 1,200,000.00             92.7       71.3   752.0
1,200,000.01 to 1,300,000.00             81.0       50.5   755.3
1,300,000.01 to 1,400,000.00             78.9       57.2   734.5
1,400,000.01 to 1,500,000.00             81.4       70.4   729.2
1,500,000.01 to 1,600,000.00             83.2      100.0   760.1
1,600,000.01 to 1,700,000.00             83.0       83.5   728.7
1,700,000.01 to 1,800,000.00             71.0       71.0   751.6
1,800,000.01 to 1,900,000.00            100.0        0.0   756.7
1,900,000.01 to 2,000,000.00             70.0       80.1   746.1
2,000,000.01 to 2,100,000.00              0.0      100.0   753.0
2,100,000.01 to 2,200,000.00             66.6       66.3   700.8
2,200,000.01 to 2,300,000.00            100.0       49.9   715.0
2,400,000.01 to 2,500,000.00             50.0        0.0   777.5
2,800,000.01 to 2,900,000.00              0.0      100.0   694.0
2,900,000.01 to 3,000,000.00             66.6       66.7   716.0
3,900,000.01 to 4,000,000.00            100.0      100.0   766.0
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------
Minimum: 99,889.58
Maximum: 3,937,500.00
Average: 736,072.22
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 6 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     951 records
CHASE2005-A1 POOL 1
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
Original                              Number         Current        Current    Original       Total      Average    Average
Effective                               of          Principal      Principal   Principal    Original     Current      Net
Loan-to-Value Ratio (%)             Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
10.01 to 20.00                                4     1,913,889.58        0.27     478,500     1,914,000      5.841      5.575
20.01 to 30.00                               14     9,434,527.04        1.35     673,929     9,435,000      5.669      5.403
30.01 to 40.00                               40    35,418,639.72        5.06     885,607    35,424,285      5.618      5.352
40.01 to 50.00                               66    52,658,534.82        7.52     798,274    52,686,070      5.654      5.388
50.01 to 60.00                              116   101,594,661.18       14.51     876,811   101,710,128      5.682      5.416
60.01 to 70.00                              265   223,843,731.86       31.98     845,921   224,169,118      5.689      5.423
70.01 to 80.00                              438   272,026,334.21       38.86     621,850   272,370,276      5.695      5.429
80.01 to 90.00                                6     2,436,634.35        0.35     406,475     2,438,850      5.646      5.380
90.01 to 100.00                               2       677,731.20        0.10     339,436       678,872      5.452      5.186
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
Original                            Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
Effective                           Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Loan-to-Value Ratio (%)              Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
10.01 to 20.00                         2.250     10.841        120      360.0       359.6       17.87      37.9       64.9
20.01 to 30.00                         2.250     10.669        120      360.0       359.8       24.57      40.6       91.7
30.01 to 40.00                         2.352     10.618        120      360.0       359.5       36.39      50.2       91.4
40.01 to 50.00                         2.347     10.654        119      360.0       359.3       46.03      52.0       91.0
50.01 to 60.00                         2.366     10.682        119      360.0       359.3       55.64      33.5       82.3
60.01 to 70.00                         2.320     10.689        119      360.0       359.2       66.89      23.0       89.9
70.01 to 80.00                         2.285     10.695        119      360.0       359.2       77.60      14.9       86.0
80.01 to 90.00                         2.250     10.646        119      360.0       358.8       88.74       0.0       83.6
90.01 to 100.00                        2.250     10.452        119      360.0       358.5       94.65       0.0       73.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


Original                                        Percent
Effective                            Percent    Interest   FICO
Loan-to-Value Ratio (%)             SFR - PUD     Only     Score
----------------------------------------------------------------
10.01 to 20.00                           67.8      100.0   742.1
20.01 to 30.00                           96.2       69.8   751.5
30.01 to 40.00                           77.8       73.1   735.8
40.01 to 50.00                           65.7       68.9   748.6
50.01 to 60.00                           80.6       78.5   746.0
60.01 to 70.00                           74.8       72.1   742.6
70.01 to 80.00                           71.4       63.0   742.5
80.01 to 90.00                           65.5       32.5   706.2
90.01 to 100.00                          73.0       27.0   638.5
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------
Minimum: 15.74
Maximum: 95.00
Weighted Average by Original Balance: 65.71
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
PMI Coverage (LTV > 80)             Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
12                                            1       400,000.00       12.84     400,000       400,000      6.000      5.734
25                                            5     2,036,634.35       65.39     407,770     2,038,850      5.577      5.311
30                                            2       677,731.20       21.76     339,436       678,872      5.452      5.186
----------------------------------------------------------------------------------------------------------------------------
Total:                                        8     3,114,365.55      100.00     389,715     3,117,722      5.604      5.338
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
PMI Coverage (LTV > 80)              Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
12                                     2.250     11.000        119      360.0       359.0       84.21       0.0        0.0
25                                     2.250     10.577        119      360.0       358.8       89.63       0.0      100.0
30                                     2.250     10.452        119      360.0       358.5       94.65       0.0       73.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.250     10.604        119      360.0       358.8       90.03       0.0       81.3
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
PMI Coverage (LTV > 80)             SFR - PUD     Only     Score
----------------------------------------------------------------
12                                      100.0      100.0   751.0
25                                       58.7       19.3   697.4
30                                       73.0       27.0   638.5
----------------------------------------------------------------
Total:                                   67.1       31.3   691.4
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
PMI Company (LTV > 80)              Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
General Electric                              3     1,059,330.77       34.01     353,757     1,061,272      5.559      5.293
PMI                                           1       448,608.44       14.40     449,100       449,100      5.500      5.234
Mtge Guaranty Insurance Corp.                 1       440,076.34       14.13     441,000       441,000      5.750      5.484
United Guaranty Insurance                     1       400,000.00       12.84     400,000       400,000      6.000      5.734
Republic Mtge Ins Co                          1       392,400.00       12.60     392,400       392,400      5.375      5.109
Triad Guaranty Ins                            1       373,950.00       12.01     373,950       373,950      5.500      5.234
----------------------------------------------------------------------------------------------------------------------------
Total:                                        8     3,114,365.55      100.00     389,715     3,117,722      5.604      5.338
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
PMI Company (LTV > 80)               Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
General Electric                       2.250     10.559        118      360.0       358.3       92.97       0.0       82.8
PMI                                    2.250     10.500        119      360.0       359.0       90.00       0.0      100.0
Mtge Guaranty Insurance Corp.          2.250     10.750        118      360.0       358.0       90.00       0.0      100.0
United Guaranty Insurance              2.250     11.000        119      360.0       359.0       84.21       0.0        0.0
Republic Mtge Ins Co                   2.250     10.375        119      360.0       359.0       90.00       0.0      100.0
Triad Guaranty Ins                     2.250     10.500        120      360.0       360.0       87.99       0.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.250     10.604        119      360.0       358.8       90.03       0.0       81.3
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
PMI Company (LTV > 80)              SFR - PUD     Only     Score
----------------------------------------------------------------
General Electric                         82.8       17.2   664.3
PMI                                       0.0        0.0   746.0
Mtge Guaranty Insurance Corp.           100.0        0.0   619.0
United Guaranty Insurance               100.0      100.0   751.0
Republic Mtge Ins Co                      0.0      100.0   671.0
Triad Guaranty Ins                      100.0        0.0   746.0
----------------------------------------------------------------
Total:                                   67.1       31.3   691.4
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 7 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     951 records
CHASE2005-A1 POOL 1
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
FICO                                    of          Principal      Principal   Principal    Original     Current      Net
Score                               Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
<= 619                                        8     7,965,795.71        1.14     996,762     7,974,095      5.622      5.356
620 to 644                                   11     6,977,333.96        1.00     634,745     6,982,200      5.725      5.459
645 to 669                                   35    25,381,534.35        3.63     728,296    25,490,375      5.690      5.424
670 to 694                                   75    60,691,992.78        8.67     809,612    60,720,875      5.654      5.388
695 to 719                                  133    99,191,662.05       14.17     747,143    99,369,989      5.716      5.450
720 to 744                                  196   139,286,589.98       19.90     711,342   139,422,972      5.727      5.461
745 to 769                                  203   145,488,579.18       20.78     717,013   145,553,568      5.674      5.408
770 to 794                                  203   151,127,018.85       21.59     744,731   151,180,354      5.654      5.388
795 to 819                                   87    63,894,177.10        9.13     737,151    64,132,171      5.662      5.396
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
FICO                                Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Score                                Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
<= 619                                 2.320     10.622        119      360.0       358.8       72.74       0.0       94.2
620 to 644                             2.250     10.725        119      360.0       359.1       62.92      52.8       66.3
645 to 669                             2.283     10.690        119      360.0       358.7       67.00      29.8       93.3
670 to 694                             2.359     10.654        119      360.0       359.1       66.21      33.6       85.0
695 to 719                             2.328     10.716        119      360.0       359.3       64.93      26.3       87.3
720 to 744                             2.311     10.727        119      360.0       359.3       66.19      25.2       90.1
745 to 769                             2.308     10.674        119      360.0       359.2       67.07      24.9       91.2
770 to 794                             2.306     10.654        119      360.0       359.3       64.01      24.4       86.1
795 to 819                             2.322     10.662        119      360.0       359.4       65.23      15.6       77.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
FICO                                 Percent    Interest   FICO
Score                               SFR - PUD     Only     Score
----------------------------------------------------------------
<= 619                                   91.9       29.3   615.6
620 to 644                               68.1       33.0   637.6
645 to 669                               83.0       61.6   657.6
670 to 694                               65.6       62.0   684.7
695 to 719                               86.2       75.5   708.8
720 to 744                               74.1       77.6   731.6
745 to 769                               71.1       69.4   757.5
770 to 794                               72.5       67.5   781.6
795 to 819                               68.3       62.9   801.4
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------
Minimum: 613
Maximum: 818
Weighted Average: 743.0
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Documentation Level                 Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Full Documentation                          484   403,417,107.11       57.63     834,309   403,805,407      5.678      5.412
Simply Signature                            461   294,025,015.25       42.00     638,738   294,458,192      5.693      5.427
Streamlined                                   6     2,562,561.60        0.37     427,167     2,563,000      5.647      5.381
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Documentation Level                  Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                     2.344     10.678        119      360.0       359.1       65.73      32.1       84.8
Simply Signature                       2.277     10.693        119      360.0       359.5       65.82      15.5       90.7
Streamlined                            2.250     10.647        120      360.0       359.8       49.43      16.8      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Documentation Level                 SFR - PUD     Only     Score
----------------------------------------------------------------
Full Documentation                       71.7       64.6   732.1
Simply Signature                         77.2       75.8   757.7
Streamlined                              70.0       17.2   754.5
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Purpose                             Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Purchase                                    558   416,358,473.18       59.48     747,202   416,938,994      5.659      5.393
Cash-out Refinance                          243   175,731,197.52       25.10     724,051   175,944,465      5.734      5.468
Rate/Term Refinance                         150   107,915,013.26       15.42     719,621   107,943,140      5.699      5.433
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Purpose                              Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Purchase                               2.313     10.659        119      360.0       359.1       69.84       0.0       83.5
Cash-out Refinance                     2.321     10.734        119      360.0       359.4       58.84     100.0       93.1
Rate/Term Refinance                    2.314     10.699        119      360.0       359.4       60.94       0.0       93.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Purpose                             SFR - PUD     Only     Score
----------------------------------------------------------------
Purchase                                 70.0       70.4   747.3
Cash-out Refinance                       79.3       66.0   736.7
Rate/Term Refinance                      80.8       69.3   737.3
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 8 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     951 records
CHASE2005-A1 POOL 1
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Occupancy                           Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Primary Residence                           843   611,455,539.48       87.35     726,288   612,260,407      5.684      5.418
Second Home                                 107    87,627,377.39       12.52     819,077    87,641,192      5.681      5.415
Investment                                    1       921,767.09        0.13     925,000       925,000      5.875      5.609
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Occupancy                            Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Primary Residence                      2.311     10.684        119      360.0       359.2       65.64      26.8      100.0
Second Home                            2.346     10.681        119      360.0       359.4       66.09      12.8        0.0
Investment                             2.250     10.875        119      360.0       359.0       74.00     100.0        0.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Occupancy                           SFR - PUD     Only     Score
----------------------------------------------------------------
Primary Residence                        74.1       70.1   742.3
Second Home                              74.3       63.4   748.3
Investment                                0.0        0.0   710.0
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Property Type                       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                     531   409,692,855.33       58.53     772,919   410,419,813      5.683      5.417
Condo                                       174   118,340,728.17       16.91     680,450   118,398,257      5.691      5.425
Planned unit developments                   161   108,565,229.89       15.51     674,465   108,588,939      5.699      5.433
Cooperative Units                            75    56,264,388.03        8.04     750,343    56,275,740      5.630      5.364
Two- to four-family                           7     5,393,627.54        0.77     770,836     5,395,850      5.800      5.534
Deminimus PUD                                 3     1,747,855.00        0.25     582,667     1,748,000      5.653      5.387
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Property Type                        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                2.323     10.683        119      360.0       359.2       64.82      27.8       86.2
Condo                                  2.306     10.691        119      360.0       359.2       69.66      13.1       84.2
Planned unit developments              2.298     10.699        119      360.0       359.4       67.11      23.5       92.0
Cooperative Units                      2.311     10.630        119      360.0       359.5       61.30      32.0       95.0
Two- to four-family                    2.320     10.800        119      360.0       359.3       62.86      27.8       72.2
Deminimus PUD                          2.250     10.653        120      360.0       360.0       68.92      74.3       74.3
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Property Type                       SFR - PUD     Only     Score
----------------------------------------------------------------
Single Family Residence                 100.0       65.9   741.7
Condo                                     0.0       73.6   746.3
Planned unit developments               100.0       79.8   742.0
Cooperative Units                         0.0       66.3   748.3
Two- to four-family                       0.0       38.6   726.5
Deminimus PUD                             0.0       59.0   773.5
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Number of Units                     Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
1                                           944   694,611,056.42       99.23     736,685   695,430,749      5.683      5.417
2                                             6     4,484,555.33        0.64     747,642     4,485,850      5.785      5.519
3                                             1       909,072.21        0.13     910,000       910,000      5.875      5.609
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Number of Units                      Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
1                                      2.315     10.683        119      360.0       359.2       65.73      25.1       87.5
2                                      2.334     10.785        119      360.0       359.4       61.41      33.4       66.6
3                                      2.250     10.875        119      360.0       359.0       70.00       0.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Number of Units                     SFR - PUD     Only     Score
----------------------------------------------------------------
1                                        74.6       69.4   743.2
2                                         0.0       46.4   726.9
3                                         0.0        0.0   725.0
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 9 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     951 records
CHASE2005-A1 POOL 1
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
Geographic                            Number         Current        Current    Original       Total      Average    Average
Distribution                            of          Principal      Principal   Principal    Original     Current      Net
by Balance                          Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
California                                  423   297,790,979.92       42.54     704,742   298,105,902      5.723      5.457
New York                                    216   185,338,373.41       26.48     859,571   185,667,350      5.638      5.372
New Jersey                                   57    41,255,776.07        5.89     725,839    41,372,849      5.630      5.364
Connecticut                                  39    32,941,401.76        4.71     845,221    32,963,612      5.690      5.424
Massachusetts                                33    27,095,986.42        3.87     821,583    27,112,223      5.576      5.310
Florida                                      39    26,756,628.54        3.82     686,193    26,761,530      5.736      5.470
Virginia                                     20    11,589,166.00        1.66     579,458    11,589,166      5.771      5.505
Arizona                                      16     9,726,593.40        1.39     607,967     9,727,474      5.802      5.536
Texas                                        12     8,777,353.76        1.25     731,514     8,778,168      5.537      5.271
Maryland                                     11     7,394,416.34        1.06     672,282     7,395,100      5.507      5.241
Illinois                                      8     5,968,409.56        0.85     746,063     5,968,500      5.743      5.477
Washington                                   11     5,794,279.52        0.83     526,897     5,795,870      5.679      5.413
Delaware                                      6     4,784,486.46        0.68     797,733     4,786,400      5.779      5.513
Pennsylvania                                  8     4,763,339.30        0.68     595,950     4,767,600      5.371      5.105
Colorado                                      8     3,895,960.25        0.56     487,519     3,900,155      5.633      5.367
Oregon                                        8     3,730,620.99        0.53     466,431     3,731,450      5.755      5.489
South Carolina                                4     2,937,000.00        0.42     734,250     2,937,000      5.850      5.584
District of Columbia                          4     2,511,500.00        0.36     627,875     2,511,500      6.033      5.767
Michigan                                      3     2,416,250.00        0.35     805,417     2,416,250      5.684      5.418
North Carolina                                4     2,251,400.00        0.32     562,850     2,251,400      6.162      5.896
Hawaii                                        3     2,109,200.00        0.30     703,067     2,109,200      5.637      5.371
Indiana                                       3     1,826,785.30        0.26     609,067     1,827,200      5.719      5.453
Rhode Island                                  2     1,460,000.00        0.21     730,000     1,460,000      5.632      5.366
Utah                                          2     1,092,209.02        0.16     546,400     1,092,800      5.625      5.359
Nevada                                        2     1,028,250.00        0.15     514,125     1,028,250      5.750      5.484
Idaho                                         1     1,023,750.00        0.15   1,023,750     1,023,750      5.375      5.109
New Hampshire                                 2       877,300.00        0.13     438,650       877,300      5.875      5.609
Ohio                                          2       801,435.73        0.11     400,975       801,950      5.233      4.967
Tennessee                                     1       649,182.21        0.09     650,000       650,000      4.750      4.484
Maine                                         1       600,000.00        0.09     600,000       600,000      5.750      5.484
New Mexico                                    1       440,000.00        0.06     440,000       440,000      5.750      5.484
Georgia                                       1       376,650.00        0.05     376,650       376,650      5.875      5.609
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
Geographic                          Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
Distribution                        Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
by Balance                           Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
California                             2.305     10.723        119      360.0       359.3       66.16      27.1       94.4
New York                               2.343     10.638        119      360.0       359.2       62.75      22.4       86.9
New Jersey                             2.321     10.630        119      360.0       359.2       66.16      17.1       70.2
Connecticut                            2.333     10.690        119      360.0       359.1       65.77      28.5       88.8
Massachusetts                          2.339     10.576        119      360.0       359.2       66.18      26.6       57.0
Florida                                2.308     10.736        119      360.0       359.4       63.55      48.0       72.6
Virginia                               2.250     10.771        119      360.0       359.2       69.24      39.4      100.0
Arizona                                2.284     10.802        119      360.0       359.4       68.26      15.2       77.7
Texas                                  2.323     10.537        120      360.0       359.6       69.93       0.0      100.0
Maryland                               2.311     10.507        119      360.0       359.1       67.35      11.0      100.0
Illinois                               2.297     10.743        119      360.0       359.4       66.33      26.0      100.0
Washington                             2.250     10.679        119      360.0       359.2       71.27      11.2      100.0
Delaware                               2.390     10.779        119      360.0       359.1       61.82      27.7       22.3
Pennsylvania                           2.250     10.371        119      360.0       359.0       78.84       0.0       88.8
Colorado                               2.250     10.633        118      360.0       358.3       75.38      38.9      100.0
Oregon                                 2.250     10.755        119      360.0       359.0       74.86      40.6      100.0
South Carolina                         2.250     10.850        120      360.0       359.6       74.42       0.0       80.9
District of Columbia                   2.250     11.033        119      360.0       359.4       72.28       0.0      100.0
Michigan                               2.250     10.684        120      360.0       359.6       68.70      58.6      100.0
North Carolina                         2.250     11.162        120      360.0       359.8       71.87      13.0       76.0
Hawaii                                 2.250     10.637        120      360.0       360.0       75.15       0.0       57.3
Indiana                                2.250     10.719        120      360.0       359.8       74.86      51.3      100.0
Rhode Island                           2.250     10.632        119      360.0       359.0       77.89       0.0       31.5
Utah                                   2.250     10.625        119      360.0       359.0       79.71       0.0        0.0
Nevada                                 2.250     10.750        118      360.0       358.5       80.00       0.0      100.0
Idaho                                  2.250     10.375        119      360.0       359.0       65.00       0.0        0.0
New Hampshire                          2.250     10.875        119      360.0       359.4       74.10       0.0       59.0
Ohio                                   2.250     10.233        119      360.0       359.5       83.73       0.0      100.0
Tennessee                              2.250      9.750        119      360.0       359.0       75.87       0.0      100.0
Maine                                  2.250     10.750        119      360.0       359.0       68.57     100.0        0.0
New Mexico                             2.250     10.750        119      360.0       359.0       40.00     100.0      100.0
Georgia                                2.250     10.875        120      360.0       360.0       80.00       0.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


Geographic                                      Percent
Distribution                         Percent    Interest   FICO
by Balance                          SFR - PUD     Only     Score
----------------------------------------------------------------
California                               85.1       74.8   744.1
New York                                 39.6       65.7   741.6
New Jersey                               81.5       58.4   744.6
Connecticut                              93.8       37.3   736.2
Massachusetts                            85.4       41.2   745.3
Florida                                  76.9       74.6   742.4
Virginia                                 94.5       82.6   734.2
Arizona                                 100.0       89.5   737.7
Texas                                   100.0       77.0   739.6
Maryland                                 83.8       92.4   769.2
Illinois                                 92.7       93.6   749.2
Washington                               90.7       82.9   749.5
Delaware                                100.0       72.3   762.1
Pennsylvania                            100.0       46.8   711.9
Colorado                                100.0       86.2   729.0
Oregon                                   91.7       78.2   727.1
South Carolina                          100.0       80.9   734.5
District of Columbia                    100.0      100.0   745.4
Michigan                                100.0      100.0   756.3
North Carolina                           76.0       76.0   795.4
Hawaii                                   57.3       57.3   700.7
Indiana                                 100.0       78.3   742.9
Rhode Island                            100.0      100.0   770.2
Utah                                      0.0       49.4   795.0
Nevada                                  100.0      100.0   703.2
Idaho                                   100.0      100.0   785.0
New Hampshire                           100.0       59.0   767.6
Ohio                                    100.0        0.0   771.1
Tennessee                               100.0        0.0   788.0
Maine                                   100.0      100.0   712.0
New Mexico                              100.0      100.0   643.0
Georgia                                 100.0      100.0   744.0
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------
Number of States Represented: 32
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                  Page 10 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     951 records
CHASE2005-A1 POOL 1
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
Top 10                                Number         Current        Current    Original       Total      Average    Average
Zip Code                                of          Principal      Principal   Principal    Original     Current      Net
Concentrations                      Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
10021                                        23    23,747,017.56        3.39   1,033,247    23,764,675      5.570      5.304
10023                                        10     8,686,465.36        1.24     869,075     8,690,750      5.585      5.319
10022                                         8     8,561,222.71        1.22   1,070,625     8,565,000      5.648      5.382
10028                                         6     8,151,854.29        1.16   1,358,750     8,152,500      5.742      5.476
10025                                         7     5,960,000.00        0.85     851,429     5,960,000      5.558      5.292
92127                                         6     5,774,400.00        0.82     962,400     5,774,400      5.580      5.314
34236                                         6     5,741,400.00        0.82     956,900     5,741,400      5.744      5.478
90266                                         6     5,684,591.30        0.81     947,583     5,685,500      5.632      5.366
11930                                         2     5,674,500.00        0.81   2,837,250     5,674,500      5.452      5.186
10003                                         5     5,493,609.47        0.78   1,098,916     5,494,580      5.565      5.299
Other                                       872   616,529,623.27       88.08     707,940   617,323,294      5.695      5.429
----------------------------------------------------------------------------------------------------------------------------
Total:                                      951   700,004,683.96      100.00     736,936   700,826,599      5.684      5.418
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
Top 10                              Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
Zip Code                            Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Concentrations                       Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
10021                                  2.366     10.570        119      360.0       359.4       62.02      34.9       97.7
10023                                  2.342     10.585        119      360.0       359.4       56.86      29.3       89.4
10022                                  2.345     10.648        119      360.0       359.0       60.19      42.1      100.0
10028                                  2.403     10.742        120      360.0       359.6       63.29      61.3      100.0
10025                                  2.313     10.558        119      360.0       359.1       66.16      22.8      100.0
92127                                  2.376     10.580        119      360.0       359.1       60.59      20.8      100.0
34236                                  2.315     10.744        119      360.0       359.4       52.19      39.7       75.1
90266                                  2.375     10.632        119      360.0       359.4       59.49       7.7      100.0
11930                                  2.500     10.452        119      360.0       359.0       70.41       0.0        0.0
10003                                  2.382     10.565        119      360.0       359.3       61.19       0.0      100.0
Other                                  2.308     10.695        119      360.0       359.2       66.31      24.5       87.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.315     10.684        119      360.0       359.2       65.71      25.1       87.4
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


Top 10                                          Percent
Zip Code                             Percent    Interest   FICO
Concentrations                      SFR - PUD     Only     Score
----------------------------------------------------------------
10021                                     0.0       66.7   757.4
10023                                     0.0       71.9   752.0
10022                                    17.5       66.6   739.8
10028                                     0.0       57.6   745.9
10025                                     0.0       83.2   751.5
92127                                    91.7      100.0   737.2
34236                                    51.0       73.9   749.6
90266                                   100.0       61.3   731.5
11930                                   100.0      100.0   747.3
10003                                     0.0       83.1   713.7
Other                                    80.6       68.6   742.6
----------------------------------------------------------------
Total:                                   74.0       69.1   743.0
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                  Page 11 of 11


CHASE SECURITIES

--------------------------------------------------------------------------------------------------------------
                               Deal Summary Report                                    chf05a1d
--------------------------------------------------------------------------------------------------------------
                                            Assumptions                              Collateral
--------------------------------------------------------------------------------------------------------------
Settlement        30-Nov-2005       Prepay       25 CPR               Balance     WAC   WAM   Age    WAL   Dur
1st Pay Date      25-Dec-2005       Default       0 CDR     $1,900,007,729.12   5.587   359     1   3.43
                                    Recovery   0 months
                                    Severity         0%
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Tranche      Balance         Coupon        Principal     Avg    Dur   Yield   Spread   Bench   Price   $@1bp   Accrued   NetNet
 Name                                       Window       Life                   bp               %              Int(M)    (MM)
-------------------------------------------------------------------------------------------------------------------------------
  1A1     648,488,700.00   5.417820866   12/05 - 10/15   3.16
  1A2      25,265,800.00   5.417820866   12/05 - 10/15   3.16
  SUBS     71,250,429.12   5.321013956   12/05 - 10/35   6.04
  2A1     100,000,000.00   5.258136706   12/05 - 10/10   2.57
  2A2     463,945,800.00   5.258136706   12/05 - 03/09   1.40
  2A3      62,815,500.00   5.258136706   03/09 - 02/10   3.75
  2A4     207,004,300.00   5.258136706   02/10 - 10/10   4.84
  2A5      32,484,400.00   5.258136706   12/05 - 10/10   2.57
  3A1     200,000,000.00   5.283762256   12/05 - 10/12   2.91
  3A2      58,670,900.00   5.283762256   12/05 - 07/10   1.80
  3A3      19,253,600.00   5.283762256   07/10 - 10/12   6.30
  3A4      10,828,300.00   5.283762256   12/05 - 10/12   2.91
-------------------------------------------------------------------------------------------------------------------------------


---------------------------
Tranche     Dated     Notes
 Name       Date
---------------------------
  1A1     01-Nov-05    WAC
  1A2     01-Nov-05    WAC
  SUBS    01-Nov-05    WAC
  2A1     01-Nov-05    WAC
  2A2     01-Nov-05    WAC
  2A3     01-Nov-05    WAC
  2A4     01-Nov-05    WAC
  2A5     01-Nov-05    WAC
  3A1     01-Nov-05    WAC
  3A2     01-Nov-05    WAC
  3A3     01-Nov-05    WAC
  3A4     01-Nov-05    WAC
---------------------------

-------------------------------------------------------------------------------------------------------------------------------

Yield Curve                                      swap curve
Mat    3MO    6MO    2YR    5YR   10YR   30YR         3mo       6mo       1yr       2yr       3yr       4yr       5yr       7yr
Yld  3.854  4.170  4.198  4.255  4.383  4.605    4.307130  4.518230  4.788230  4.906290  4.968000  5.010130  5.050500  5.108580
-------------------------------------------------------------------------------------------------------------------------------



THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   1,604 records
CHASE2005-A1 POOL 2
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Recievables: 1604
Aggregate Current Balance: $900,000,048.88
Range of Current Balance: $55,100.00 to $3,000,000.00
Average Current Balance: $561,097.29
Aggregate Original Balance: $900,704,225
Range of Original Balances: $55,100.00 to $3,000,000.00
Average Original Balance: $561,536
Weighted Average Original Coupon: 5.524%
Range of Original Coupons: 4.13% to 6.88%
Weighted Average Current Coupon: 5.524%
Range of Current Coupons: 4.13% to 6.88%
Weighted Average Margin: 2.279%
Range of Margins: 2.25% to 2.50%
Weighted Average Servicing Fee: 0.2660%
Range of Servicing Fees: 0.2660% to 0.2660%
Weighted Average LPMI: 0.000%
Range of LPMI: 0.00% to 0.00%
Weighted Average Current Net Coupon: 5.258%
Range of Current Net Coupons: 3.86% to 6.61%
Weighted Average Maximum Rate: 10.524%
Range of Maximum Rates: 9.13% to 11.88%
Weighted Average Months to Roll: 59
Weighted Average Stated Original Term: 360.00 months
Range of Stated Original Term: 360 months to 360 months
Weighted Average Stated Remaining Term: 359.20 months
Range of Stated Remaining Term: 355 months to 360 months
Weighted Average Stated Original IO Term: 60.00 months
Range of Stated Original IO Term: 0 months to 60 months
Weighted Average Original LTV: 70.67%
Weighted Average Effective Original LTV: 70.67%
Percent Purchase: 58.2%
Percent Cash-Out Refinance: 21.9%
Percent Full-Alt Documentation: 99.6%
Percent Owner Occupied: 90.5%
Percent Single Family - PUD: 76.6%
Percent Conforming Balance: 4.8%
Percent Interest Only: 83.2%
Percent Adjustable: 100.0%
Weighted Average FICO Score: 739.6
Top 5 States: CA(62%),NY(7%),VA(3%),IL(3%),AZ(3%)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 1 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   1,604 records
CHASE2005-A1 POOL 2
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Index Type                          Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Libor - 1 Year                            1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Index Type                           Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Libor - 1 Year                         2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Index Type                          SFR - PUD     Only     Score
----------------------------------------------------------------
Libor - 1 Year                           76.6       83.2   739.6
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Interest Only                       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Yes                                       1,360   749,226,336.17       83.25     551,331   749,809,920      5.528      5.262
No                                          244   150,773,712.71       16.75     618,419   150,894,305      5.506      5.240
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Interest Only                        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Yes                                    2.277     10.528         59      360.0       359.2       71.05      20.7       90.8
No                                     2.287     10.506         59      360.0       359.3       68.80      27.8       88.8
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Interest Only                       SFR - PUD     Only     Score
----------------------------------------------------------------
Yes                                      76.0      100.0   741.1
No                                       79.8        0.0   732.5
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Next Rate Adjustment Date           Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
2010-06-01                                    9     3,249,409.54        0.36     361,208     3,250,872      5.469      5.203
2010-07-01                                   16     8,474,978.83        0.94     530,159     8,482,550      5.208      4.942
2010-08-01                                    3     2,563,317.89        0.28     855,000     2,565,000      4.491      4.225
2010-09-01                                  117    47,665,605.71        5.30     407,908    47,725,267      5.431      5.165
2010-09-10                                    1       677,000.00        0.08     677,000       677,000      5.375      5.109
2010-10-01                                  994   568,079,050.91       63.12     572,146   568,712,850      5.513      5.247
2010-10-05                                    1       400,000.00        0.04     400,000       400,000      5.500      5.234
2010-11-01                                  463   268,890,686.00       29.88     580,757   268,890,686      5.585      5.319
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Next Rate Adjustment Date            Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
2010-06-01                             2.250     10.469         55      360.0       355.0       78.61      34.0       56.5
2010-07-01                             2.369     10.208         56      360.0       356.0       73.80      21.8       95.7
2010-08-01                             2.389      9.491         57      360.0       357.0       72.34       0.0      100.0
2010-09-01                             2.265     10.431         58      360.0       358.0       72.08      27.9       94.1
2010-09-10                             2.250     10.375         58      360.0       358.0       26.97       0.0      100.0
2010-10-01                             2.275     10.513         59      360.0       359.0       70.82      19.5       91.1
2010-10-05                             2.250     10.500         59      360.0       359.0       36.36     100.0      100.0
2010-11-01                             2.287     10.585         60      360.0       360.0       70.05      26.0       88.8
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Next Rate Adjustment Date           SFR - PUD     Only     Score
----------------------------------------------------------------
2010-06-01                               23.0      100.0   747.4
2010-07-01                               72.8       93.5   730.4
2010-08-01                              100.0      100.0   750.3
2010-09-01                               63.0       93.3   741.5
2010-09-10                              100.0      100.0   728.0
2010-10-01                               79.1       83.3   739.4
2010-10-05                              100.0      100.0   775.0
2010-11-01                               74.2       80.5   739.9
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------
Minimum: 2010-06-01
Maximum: 2010-11-01
Weighted Average: 2010-10-07
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 2 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   1,604 records
CHASE2005-A1 POOL 2
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Original Term                       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
360                                       1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Original Term                        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
360                                    2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Original Term                       SFR - PUD     Only     Score
----------------------------------------------------------------
360                                      76.6       83.2   739.6
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360.0
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Seasoning                           Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
<= 0                                        463   268,890,686.00       29.88     580,757   268,890,686      5.585      5.319
1 to 3                                    1,116   619,384,974.51       68.82     555,627   620,080,117      5.502      5.236
4 to 6                                       25    11,724,388.37        1.30     469,337    11,733,422      5.280      5.014
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Seasoning                            Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
<= 0                                   2.287     10.585         60      360.0       360.0       70.05      26.0       88.8
1 to 3                                 2.274     10.502         59      360.0       358.9       70.86      20.1       91.3
4 to 6                                 2.336     10.280         56      360.0       355.7       75.13      25.2       84.8
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Seasoning                           SFR - PUD     Only     Score
----------------------------------------------------------------
<= 0                                     74.2       80.5   739.9
1 to 3                                   78.0       84.2   739.6
4 to 6                                   59.0       95.3   735.1
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------
Minimum: 0
Maximum: 5
Weighted Average: 1.1
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Remaining Term to Stated Maturity   Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
355 to 360                                1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Remaining Term to Stated Maturity    Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
355 to 360                             2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Remaining Term to Stated Maturity   SFR - PUD     Only     Score
----------------------------------------------------------------
355 to 360                               76.6       83.2   739.6
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------
Minimum: 355
Maximum: 360
Weighted Average: 359.2
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 3 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   1,604 records
CHASE2005-A1 POOL 2
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Original Rates (%)                  Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                                5     3,815,345.35        0.42     763,650     3,818,250      4.308      4.042
4.501 to 5.000                               90    60,485,135.87        6.72     672,326    60,509,336      4.914      4.648
5.001 to 5.500                              748   445,301,882.07       49.48     595,902   445,734,385      5.368      5.102
5.501 to 6.000                              673   346,278,616.86       38.48     514,890   346,520,826      5.749      5.483
6.001 to 6.500                               84    39,202,268.73        4.36     466,722    39,204,628      6.206      5.940
6.501 to 7.000                                4     4,916,800.00        0.55   1,229,200     4,916,800      6.828      6.562
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Original Rates (%)                   Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                         2.343      9.308         58      360.0       358.3       75.28       0.0      100.0
4.501 to 5.000                         2.318      9.914         59      360.0       359.0       70.53      14.0       90.7
5.001 to 5.500                         2.280     10.368         59      360.0       359.2       69.04      20.3       89.6
5.501 to 6.000                         2.270     10.749         59      360.0       359.2       72.55      24.7       91.1
6.001 to 6.500                         2.267     11.206         59      360.0       359.5       76.73      22.5       94.7
6.501 to 7.000                         2.403     11.828         60      360.0       360.0       36.53      81.4       79.7
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Original Rates (%)                  SFR - PUD     Only     Score
----------------------------------------------------------------
4.001 to 4.500                          100.0       72.8   725.5
4.501 to 5.000                           73.1       80.8   747.4
5.001 to 5.500                           74.8       81.7   739.4
5.501 to 6.000                           78.3       86.4   740.0
6.001 to 6.500                           82.5       85.8   736.6
6.501 to 7.000                          100.0       18.6   679.1
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------
Minimum: 4.1250
Maximum: 6.8750
Weighted Average: 5.5241
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Current Rates (%)                   Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                                5     3,815,345.35        0.42     763,650     3,818,250      4.308      4.042
4.501 to 5.000                               90    60,485,135.87        6.72     672,326    60,509,336      4.914      4.648
5.001 to 5.500                              748   445,301,882.07       49.48     595,902   445,734,385      5.368      5.102
5.501 to 6.000                              673   346,278,616.86       38.48     514,890   346,520,826      5.749      5.483
6.001 to 6.500                               84    39,202,268.73        4.36     466,722    39,204,628      6.206      5.940
6.501 to 7.000                                4     4,916,800.00        0.55   1,229,200     4,916,800      6.828      6.562
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Current Rates (%)                    Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                         2.343      9.308         58      360.0       358.3       75.28       0.0      100.0
4.501 to 5.000                         2.318      9.914         59      360.0       359.0       70.53      14.0       90.7
5.001 to 5.500                         2.280     10.368         59      360.0       359.2       69.04      20.3       89.6
5.501 to 6.000                         2.270     10.749         59      360.0       359.2       72.55      24.7       91.1
6.001 to 6.500                         2.267     11.206         59      360.0       359.5       76.73      22.5       94.7
6.501 to 7.000                         2.403     11.828         60      360.0       360.0       36.53      81.4       79.7
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Current Rates (%)                   SFR - PUD     Only     Score
----------------------------------------------------------------
4.001 to 4.500                          100.0       72.8   725.5
4.501 to 5.000                           73.1       80.8   747.4
5.001 to 5.500                           74.8       81.7   739.4
5.501 to 6.000                           78.3       86.4   740.0
6.001 to 6.500                           82.5       85.8   736.6
6.501 to 7.000                          100.0       18.6   679.1
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------
Minimum: 4.1250
Maximum: 6.8750
Weighted Average: 5.5241
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 4 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   1,604 records
CHASE2005-A1 POOL 2
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Net Rates (%)                       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
3.501 to 4.000                                2     1,942,695.80        0.22     972,450     1,944,900      4.217      3.951
4.001 to 4.500                               15    10,359,827.82        1.15     690,967    10,364,500      4.640      4.374
4.501 to 5.000                              313   196,286,922.79       21.81     627,361   196,363,999      5.138      4.872
5.001 to 5.500                              968   543,713,004.17       60.41     562,311   544,317,415      5.550      5.284
5.501 to 6.000                              289   136,714,998.30       15.19     473,117   136,730,811      5.975      5.709
6.001 to 6.500                               15     6,982,600.00        0.78     465,507     6,982,600      6.417      6.151
6.501 to 7.000                                2     4,000,000.00        0.44   2,000,000     4,000,000      6.875      6.609
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Net Rates (%)                        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
3.501 to 4.000                         2.433      9.217         58      360.0       357.5       75.62       0.0      100.0
4.001 to 4.500                         2.342      9.640         58      360.0       358.5       77.63       0.0      100.0
4.501 to 5.000                         2.286     10.138         59      360.0       359.1       68.84      20.3       89.7
5.001 to 5.500                         2.277     10.550         59      360.0       359.2       70.37      21.9       90.3
5.501 to 6.000                         2.265     10.975         59      360.0       359.3       74.80      23.1       91.8
6.001 to 6.500                         2.306     11.417         60      360.0       359.9       78.02      39.9       97.6
6.501 to 7.000                         2.438     11.875         60      360.0       360.0       26.56     100.0       75.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Net Rates (%)                       SFR - PUD     Only     Score
----------------------------------------------------------------
3.501 to 4.000                          100.0       73.3   746.3
4.001 to 4.500                           62.3       77.0   752.9
4.501 to 5.000                           74.0       78.3   743.8
5.001 to 5.500                           76.4       84.7   738.7
5.501 to 6.000                           80.8       88.5   738.4
6.001 to 6.500                           86.8       63.9   745.6
6.501 to 7.000                          100.0        0.0   664.0
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------
Minimum: 3.8590
Maximum: 6.6090
Weighted Average: 5.2581
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Original Principal Balance ($)      Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
<= 350,000                                  173    39,869,160.09        4.43     230,722    39,914,851      5.619      5.353
350,001 to 425,000                          330   129,549,926.45       14.39     392,886   129,652,474      5.618      5.352
425,001 to 500,000                          357   165,962,782.09       18.44     465,103   166,041,906      5.578      5.312
500,001 to 575,000                          217   116,531,550.38       12.95     537,428   116,621,924      5.533      5.267
575,001 to 650,000                          214   132,899,009.96       14.77     621,081   132,911,253      5.494      5.228
650,001 to 725,000                           53    36,513,236.87        4.06     689,078    36,521,157      5.485      5.219
725,001 to 800,000                           43    32,893,193.30        3.65     765,076    32,898,263      5.487      5.221
800,001 to 875,000                           35    29,410,432.05        3.27     840,639    29,422,358      5.451      5.185
875,001 to 950,000                           36    32,805,418.79        3.65     911,397    32,810,280      5.445      5.179
950,001 >=                                  146   183,565,338.90       20.40   1,259,656   183,909,759      5.445      5.179
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Original Principal Balance ($)       Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
<= 350,000                             2.250     10.619         59      360.0       358.6       76.99      80.7       92.9
350,001 to 425,000                     2.250     10.618         59      360.0       359.2       74.39      20.8       93.3
425,001 to 500,000                     2.250     10.578         59      360.0       359.2       74.79      20.2       91.1
500,001 to 575,000                     2.250     10.533         59      360.0       359.2       74.82      15.3       93.7
575,001 to 650,000                     2.250     10.494         59      360.0       359.2       73.32      14.1       88.3
650,001 to 725,000                     2.250     10.485         59      360.0       359.3       66.64      22.6       88.6
725,001 to 800,000                     2.250     10.487         59      360.0       359.2       66.04      27.9       90.7
800,001 to 875,000                     2.250     10.451         59      360.0       359.1       68.17      17.0       88.6
875,001 to 950,000                     2.250     10.445         59      360.0       359.3       67.78      16.6       86.1
950,001 >=                             2.392     10.445         59      360.0       359.2       60.94      21.8       88.5
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Original Principal Balance ($)      SFR - PUD     Only     Score
----------------------------------------------------------------
<= 350,000                               71.8      100.0   724.6
350,001 to 425,000                       68.7       83.9   741.7
425,001 to 500,000                       74.8       80.0   742.0
500,001 to 575,000                       73.4       84.7   740.4
575,001 to 650,000                       81.3       86.5   741.4
650,001 to 725,000                       71.6       81.3   746.5
725,001 to 800,000                       83.5       81.3   739.2
800,001 to 875,000                       77.1       88.8   740.7
875,001 to 950,000                       74.9       89.0   733.5
950,001 >=                               83.4       77.6   737.2
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------
Minimum: 55,100.00
Maximum: 3,000,000.00
Average: 561,536.30
Total: 900,704,225.00
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 5 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   1,604 records
CHASE2005-A1 POOL 2
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Current Principal Balance ($)       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
50,000.01 to 75,000.00                        4       252,295.31        0.03      63,150       252,600      5.766      5.500
75,000.01 to 100,000.00                       3       271,250.00        0.03      90,417       271,250      5.688      5.422
100,000.01 to 125,000.00                      3       324,694.74        0.04     108,267       324,800      5.795      5.529
125,000.01 to 150,000.00                     12     1,701,910.40        0.19     141,831     1,701,975      5.631      5.365
150,000.01 to 175,000.00                     18     2,915,184.99        0.32     161,955     2,915,185      5.741      5.475
175,000.01 to 200,000.00                     23     4,316,260.58        0.48     187,703     4,317,165      5.596      5.330
200,000.01 to 250,000.00                     39     8,723,307.09        0.97     224,718     8,764,004      5.580      5.314
250,000.01 to 300,000.00                     41    11,456,788.88        1.27     279,488    11,459,022      5.617      5.351
300,000.01 to 400,000.00                    239    89,450,587.69        9.94     374,882    89,596,858      5.627      5.361
400,000.01 to 500,000.00                    478   215,969,588.95       24.00     451,896   216,006,372      5.583      5.317
500,000.01 to 600,000.00                    282   154,891,292.77       17.21     549,591   154,984,525      5.529      5.263
600,000.01 to 700,000.00                    188   121,065,104.76       13.45     644,044   121,080,209      5.486      5.220
700,000.01 to 800,000.00                     57    42,880,592.98        4.76     752,419    42,887,863      5.482      5.216
800,000.01 to 900,000.00                     51    43,647,056.66        4.85     856,104    43,661,308      5.442      5.176
900,000.01 to 1,000,000.00                   47    45,166,259.96        5.02     961,804    45,204,780      5.473      5.207
1,000,000.01 to 1,100,000.00                 49    52,923,368.17        5.88   1,080,355    52,937,400      5.420      5.154
1,100,000.01 to 1,200,000.00                  9    10,514,429.49        1.17   1,198,839    10,789,550      5.483      5.217
1,200,000.01 to 1,300,000.00                  9    11,316,398.97        1.26   1,257,528    11,317,750      5.491      5.225
1,300,000.01 to 1,400,000.00                 14    18,946,828.83        2.11   1,353,679    18,951,500      5.338      5.072
1,400,000.01 to 1,500,000.00                 20    29,481,112.24        3.28   1,474,525    29,490,509      5.403      5.137
1,500,000.01 to 1,600,000.00                  4     6,255,000.00        0.69   1,563,750     6,255,000      5.446      5.180
1,600,000.01 to 1,700,000.00                  3     5,034,000.00        0.56   1,678,000     5,034,000      5.416      5.150
1,700,000.01 to 1,800,000.00                  5     8,764,635.42        0.97   1,753,700     8,768,500      5.397      5.131
1,800,000.01 to 1,900,000.00                  1     1,833,100.00        0.20   1,833,100     1,833,100      5.625      5.359
1,900,000.01 to 2,000,000.00                  1     2,000,000.00        0.22   2,000,000     2,000,000      5.500      5.234
2,200,000.01 to 2,300,000.00                  2     4,580,000.00        0.51   2,290,000     4,580,000      5.127      4.861
2,300,000.01 to 2,400,000.00                  1     2,319,000.00        0.26   2,319,000     2,319,000      5.500      5.234
2,900,000.01 to 3,000,000.00                  1     3,000,000.00        0.33   3,000,000     3,000,000      6.875      6.609
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Current Principal Balance ($)        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
50,000.01 to 75,000.00                 2.250     10.766         59      360.0       358.7       63.69      25.6       78.2
75,000.01 to 100,000.00                2.250     10.688         59      360.0       358.7       65.86      66.7       66.7
100,000.01 to 125,000.00               2.250     10.795         59      360.0       359.0       71.56      67.0      100.0
125,000.01 to 150,000.00               2.250     10.631         59      360.0       358.5       79.29      82.6       91.3
150,000.01 to 175,000.00               2.250     10.741         59      360.0       358.7       82.03      61.0       83.0
175,000.01 to 200,000.00               2.250     10.596         59      360.0       358.6       80.09      82.7      100.0
200,000.01 to 250,000.00               2.250     10.580         59      360.0       358.9       77.57      81.6       97.2
250,000.01 to 300,000.00               2.250     10.617         58      360.0       358.5       77.31      75.4       90.3
300,000.01 to 400,000.00               2.250     10.627         59      360.0       359.2       74.12      31.6       93.7
400,000.01 to 500,000.00               2.250     10.583         59      360.0       359.2       74.78      19.2       91.4
500,000.01 to 600,000.00               2.250     10.529         59      360.0       359.2       74.08      13.4       91.4
600,000.01 to 700,000.00               2.250     10.486         59      360.0       359.2       72.43      17.5       89.8
700,000.01 to 800,000.00               2.250     10.482         59      360.0       359.2       65.93      28.1       89.6
800,000.01 to 900,000.00               2.250     10.442         59      360.0       359.2       68.46      17.5       88.3
900,000.01 to 1,000,000.00             2.250     10.473         59      360.0       359.3       62.36      23.6       87.4
1,000,000.01 to 1,100,000.00           2.250     10.420         59      360.0       359.2       59.65      18.6       90.0
1,100,000.01 to 1,200,000.00           2.500     10.483         59      360.0       359.4       64.31      45.0       89.1
1,200,000.01 to 1,300,000.00           2.500     10.491         59      360.0       359.1       67.12      45.3      100.0
1,300,000.01 to 1,400,000.00           2.500     10.338         59      360.0       359.1       58.18       7.2       85.5
1,400,000.01 to 1,500,000.00           2.500     10.403         59      360.0       359.0       63.59      10.1       85.0
1,500,000.01 to 1,600,000.00           2.500     10.446         59      360.0       359.3       78.74      25.2      100.0
1,600,000.01 to 1,700,000.00           2.500     10.416         59      360.0       359.3       60.56       0.0      100.0
1,700,000.01 to 1,800,000.00           2.500     10.397         59      360.0       359.4       62.57      40.7      100.0
1,800,000.01 to 1,900,000.00           2.500     10.625         59      360.0       359.0       51.64       0.0      100.0
1,900,000.01 to 2,000,000.00           2.500     10.500         60      360.0       360.0       69.57       0.0      100.0
2,200,000.01 to 2,300,000.00           2.500     10.127         59      360.0       359.0       60.83       0.0       49.8
2,300,000.01 to 2,400,000.00           2.500     10.500         60      360.0       360.0       46.38       0.0        0.0
2,900,000.01 to 3,000,000.00           2.500     11.875         60      360.0       360.0       25.00     100.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Current Principal Balance ($)       SFR - PUD     Only     Score
----------------------------------------------------------------
50,000.01 to 75,000.00                   21.8      100.0   722.5
75,000.01 to 100,000.00                  63.1      100.0   761.0
100,000.01 to 125,000.00                 67.0      100.0   790.1
125,000.01 to 150,000.00                 74.5      100.0   699.9
150,000.01 to 175,000.00                 72.8      100.0   719.5
175,000.01 to 200,000.00                 73.6      100.0   728.1
200,000.01 to 250,000.00                 66.1      100.0   730.8
250,000.01 to 300,000.00                 77.6      100.0   726.6
300,000.01 to 400,000.00                 69.8       88.3   737.7
400,000.01 to 500,000.00                 73.0       79.8   742.6
500,000.01 to 600,000.00                 76.2       84.7   739.3
600,000.01 to 700,000.00                 78.1       86.8   744.9
700,000.01 to 800,000.00                 80.7       79.0   738.9
800,000.01 to 900,000.00                 78.5       86.4   741.3
900,000.01 to 1,000,000.00               76.8       78.1   730.8
1,000,000.01 to 1,100,000.00             77.3       81.6   734.9
1,100,000.01 to 1,200,000.00            100.0       78.0   741.8
1,200,000.01 to 1,300,000.00            100.0       77.4   736.3
1,300,000.01 to 1,400,000.00             64.1       78.9   742.3
1,400,000.01 to 1,500,000.00             85.2       75.1   732.6
1,500,000.01 to 1,600,000.00            100.0       74.8   760.9
1,600,000.01 to 1,700,000.00            100.0      100.0   748.1
1,700,000.01 to 1,800,000.00            100.0       80.6   739.0
1,800,000.01 to 1,900,000.00            100.0      100.0   676.0
1,900,000.01 to 2,000,000.00            100.0      100.0   785.0
2,200,000.01 to 2,300,000.00             50.2      100.0   759.5
2,300,000.01 to 2,400,000.00            100.0      100.0   792.0
2,900,000.01 to 3,000,000.00            100.0        0.0   664.0
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------
Minimum: 55,100.00
Maximum: 3,000,000.00
Average: 561,097.29
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 6 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   1,604 records
CHASE2005-A1 POOL 2
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
Original                              Number         Current        Current    Original       Total      Average    Average
Effective                               of          Principal      Principal   Principal    Original     Current      Net
Loan-to-Value Ratio (%)             Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
10.01 to 20.00                                2     1,200,000.00        0.13     600,000     1,200,000      5.302      5.036
20.01 to 30.00                               19    13,277,679.94        1.48     699,026    13,281,500      5.804      5.538
30.01 to 40.00                               27    17,320,075.96        1.92     641,742    17,327,044      5.532      5.266
40.01 to 50.00                               51    41,401,087.79        4.60     813,376    41,482,200      5.459      5.193
50.01 to 60.00                              108    80,354,489.74        8.93     746,668    80,640,160      5.442      5.176
60.01 to 70.00                              305   221,775,395.81       24.64     727,549   221,902,496      5.467      5.201
70.01 to 80.00                            1,046   512,277,313.19       56.92     489,937   512,473,604      5.555      5.289
80.01 to 90.00                               21     6,752,456.49        0.75     321,652     6,754,684      5.761      5.495
90.01 to 100.00                              25     5,641,549.96        0.63     225,701     5,642,537      5.668      5.402
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
Original                            Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
Effective                           Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Loan-to-Value Ratio (%)              Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
10.01 to 20.00                         2.250     10.302         59      360.0       359.0       12.02       8.3      100.0
20.01 to 30.00                         2.306     10.804         59      360.0       359.3       25.08      53.2       91.5
30.01 to 40.00                         2.271     10.532         59      360.0       359.3       34.92      30.1       81.3
40.01 to 50.00                         2.329     10.459         59      360.0       359.3       46.33      21.7       79.9
50.01 to 60.00                         2.347     10.442         59      360.0       359.2       56.46      32.6       90.8
60.01 to 70.00                         2.286     10.467         59      360.0       359.2       67.33      24.2       89.1
70.01 to 80.00                         2.262     10.555         59      360.0       359.2       78.35      18.3       92.3
80.01 to 90.00                         2.250     10.761         59      360.0       358.9       88.26      31.8       86.9
90.01 to 100.00                        2.250     10.668         59      360.0       358.8       94.67       6.2       85.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


Original                                        Percent
Effective                            Percent    Interest   FICO
Loan-to-Value Ratio (%)             SFR - PUD     Only     Score
----------------------------------------------------------------
10.01 to 20.00                           91.7      100.0   745.0
20.01 to 30.00                           76.9       50.1   712.5
30.01 to 40.00                           97.7       75.3   749.1
40.01 to 50.00                           79.4       86.2   750.8
50.01 to 60.00                           81.4       87.6   736.3
60.01 to 70.00                           82.5       82.6   741.5
70.01 to 80.00                           72.3       83.7   739.3
80.01 to 90.00                           86.6       73.6   722.0
90.01 to 100.00                          73.2       92.1   719.1
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------
Minimum: 11.29
Maximum: 95.00
Weighted Average by Original Balance: 70.67
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
PMI Coverage (LTV > 80)             Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
12                                            3     1,196,724.30        9.66     399,485     1,198,455      5.527      5.261
25                                           18     5,555,732.19       44.83     308,679     5,556,229      5.811      5.545
30                                           25     5,641,549.96       45.52     225,701     5,642,537      5.668      5.402
----------------------------------------------------------------------------------------------------------------------------
Total:                                       46    12,394,006.45      100.00     269,505    12,397,221      5.718      5.452
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
PMI Coverage (LTV > 80)              Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
12                                     2.250     10.527         58      360.0       358.1       84.14      29.9      100.0
25                                     2.250     10.811         59      360.0       359.1       89.14      32.2       84.1
30                                     2.250     10.668         59      360.0       358.8       94.67       6.2       85.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.250     10.718         59      360.0       358.9       91.17      20.1       86.0
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
PMI Coverage (LTV > 80)             SFR - PUD     Only     Score
----------------------------------------------------------------
12                                      100.0       29.9   686.8
25                                       83.7       83.0   729.6
30                                       73.2       92.1   719.1
----------------------------------------------------------------
Total:                                   80.5       82.0   720.7
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
PMI Company (LTV > 80)              Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Mtge Guaranty Insurance Corp.                11     3,152,989.65       25.44     286,722     3,153,937      5.790      5.524
General Electric                             13     2,969,194.35       23.96     228,473     2,970,150      5.534      5.268
PMI                                          10     2,800,429.00       22.60     280,043     2,800,429      5.794      5.528
United Guaranty Insurance                     5     1,401,400.00       11.31     280,280     1,401,400      5.870      5.604
Triad Guaranty Ins                            2       932,993.46        7.53     466,753       933,505      5.567      5.301
Radian                                        3       803,749.99        6.48     268,183       804,550      5.776      5.510
Republic Mtge Ins Co                          2       333,250.00        2.69     166,625       333,250      5.694      5.428
----------------------------------------------------------------------------------------------------------------------------
Total:                                       46    12,394,006.45      100.00     269,505    12,397,221      5.718      5.452
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
PMI Company (LTV > 80)               Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Mtge Guaranty Insurance Corp.          2.250     10.790         59      360.0       358.7       91.71      17.0       76.2
General Electric                       2.250     10.534         59      360.0       358.7       91.78      26.2       83.0
PMI                                    2.250     10.794         59      360.0       359.4       92.44      13.6       86.2
United Guaranty Insurance              2.250     10.870         59      360.0       359.2       89.46      21.2       93.6
Triad Guaranty Ins                     2.250     10.567         59      360.0       359.0       87.41       0.0      100.0
Radian                                 2.250     10.776         57      360.0       357.3       89.44      44.6      100.0
Republic Mtge Ins Co                   2.250     10.694         59      360.0       359.0       91.93      44.4      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.250     10.718         59      360.0       358.9       91.17      20.1       86.0
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
PMI Company (LTV > 80)              SFR - PUD     Only     Score
----------------------------------------------------------------
Mtge Guaranty Insurance Corp.            88.8       84.2   714.6
General Electric                         95.0       72.1   732.0
PMI                                      40.5       84.0   717.6
United Guaranty Insurance                95.2      100.0   744.1
Triad Guaranty Ins                      100.0       51.1   712.8
Radian                                  100.0      100.0   702.0
Republic Mtge Ins Co                     44.4      100.0   672.3
----------------------------------------------------------------
Total:                                   80.5       82.0   720.7
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 7 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   1,604 records
CHASE2005-A1 POOL 2
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
FICO                                    of          Principal      Principal   Principal    Original     Current      Net
Score                               Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
<= 619                                        8     4,513,444.17        0.50     564,379     4,515,031      5.519      5.253
620 to 644                                   20     9,592,981.33        1.07     479,822     9,596,444      5.512      5.246
645 to 669                                   55    29,414,101.83        3.27     534,970    29,423,349      5.702      5.436
670 to 694                                  103    54,425,170.83        6.05     528,590    54,444,781      5.530      5.264
695 to 719                                  280   161,456,829.81       17.94     576,876   161,525,226      5.526      5.260
720 to 744                                  412   229,891,844.83       25.54     558,795   230,223,352      5.533      5.267
745 to 769                                  331   188,268,649.87       20.92     569,327   188,447,093      5.508      5.242
770 to 794                                  288   164,255,736.46       18.25     570,434   164,284,967      5.524      5.258
795 to 819                                  107    58,181,289.75        6.46     544,336    58,243,982      5.446      5.180
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
FICO                                Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Score                                Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
<= 619                                 2.250     10.519         59      360.0       359.5       68.34       0.0       89.6
620 to 644                             2.250     10.512         59      360.0       359.4       73.60      51.4       89.0
645 to 669                             2.300     10.702         59      360.0       359.3       67.50      58.4       91.2
670 to 694                             2.278     10.530         59      360.0       359.1       69.36      47.3       88.7
695 to 719                             2.275     10.526         59      360.0       359.2       70.26      23.8       92.2
720 to 744                             2.278     10.533         59      360.0       359.2       72.03      18.5       91.0
745 to 769                             2.292     10.508         59      360.0       359.2       70.67      18.6       92.9
770 to 794                             2.270     10.524         59      360.0       359.2       70.14      14.4       87.2
795 to 819                             2.275     10.446         59      360.0       359.2       70.49      16.8       87.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
FICO                                 Percent    Interest   FICO
Score                               SFR - PUD     Only     Score
----------------------------------------------------------------
<= 619                                  100.0       32.1   589.0
620 to 644                               72.5       46.5   634.5
645 to 669                               79.1       61.5   660.0
670 to 694                               77.9       72.0   683.3
695 to 719                               81.3       85.2   708.1
720 to 744                               76.8       89.5   731.9
745 to 769                               76.4       85.1   756.8
770 to 794                               72.2       83.5   780.4
795 to 819                               72.6       77.6   802.4
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------
Minimum: 543
Maximum: 819
Weighted Average: 739.6
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Documentation Level                 Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Simply Signature                            907   495,727,910.00       55.08     547,193   496,304,183      5.542      5.276
Full Documentation                          690   400,908,772.21       44.55     581,211   401,035,708      5.502      5.236
Streamlined                                   7     3,363,366.67        0.37     480,619     3,364,334      5.488      5.222
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Documentation Level                  Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Simply Signature                       2.260     10.542         59      360.0       359.3       71.71       9.3       94.0
Full Documentation                     2.303     10.502         59      360.0       359.1       69.46      37.7       86.2
Streamlined                            2.250     10.488         60      360.0       359.6       62.00       0.0       82.2
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Documentation Level                 SFR - PUD     Only     Score
----------------------------------------------------------------
Simply Signature                         74.6       86.1   750.5
Full Documentation                       79.0       80.1   726.3
Streamlined                              87.8       44.9   718.6
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Purpose                             Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Purchase                                    935   523,506,724.29       58.17     560,529   524,095,074      5.510      5.244
Cash-out Refinance                          408   197,184,842.01       21.91     483,498   197,267,208      5.581      5.315
Rate/Term Refinance                         261   179,308,482.58       19.92     687,134   179,341,943      5.503      5.237
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Purpose                              Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Purchase                               2.270     10.510         59      360.0       359.2       74.64       0.0       88.9
Cash-out Refinance                     2.278     10.581         59      360.0       359.2       66.98     100.0       94.4
Rate/Term Refinance                    2.305     10.503         59      360.0       359.2       63.14       0.0       90.9
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Purpose                             SFR - PUD     Only     Score
----------------------------------------------------------------
Purchase                                 67.5       83.1   745.4
Cash-out Refinance                       89.8       78.8   726.0
Rate/Term Refinance                      88.6       88.7   737.9
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 8 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   1,604 records
CHASE2005-A1 POOL 2
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Occupancy                           Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Primary Residence                         1,463   814,424,140.75       90.49     557,147   815,105,356      5.525      5.259
Second Home                                 140    85,095,108.13        9.46     607,986    85,118,069      5.516      5.250
Investment                                    1       480,800.00        0.05     480,800       480,800      5.750      5.484
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Occupancy                            Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Primary Residence                      2.278     10.525         59      360.0       359.2       70.98      22.8      100.0
Second Home                            2.288     10.516         59      360.0       359.2       67.68      13.1        0.0
Investment                             2.250     10.750         60      360.0       360.0       80.00       0.0        0.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Occupancy                           SFR - PUD     Only     Score
----------------------------------------------------------------
Primary Residence                        77.1       83.6   739.1
Second Home                              71.4       80.7   745.0
Investment                              100.0        0.0   765.0
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Property Type                       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                     840   490,518,569.74       54.50     584,561   491,031,236      5.536      5.270
Planned unit developments                   359   198,963,964.35       22.11     554,652   199,120,013      5.532      5.266
Condo                                       343   180,923,882.47       20.10     527,556   180,951,661      5.498      5.232
Cooperative Units                            52    22,867,118.78        2.54     439,888    22,874,200      5.433      5.167
Two- to four-family                           5     3,759,417.32        0.42     752,000     3,760,000      5.515      5.249
Deminimus PUD                                 5     2,967,096.22        0.33     593,423     2,967,115      5.363      5.097
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Property Type                        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                2.285     10.536         59      360.0       359.2       69.13      27.3       90.8
Planned unit developments              2.277     10.532         59      360.0       359.2       71.85      21.8       91.9
Condo                                  2.265     10.498         59      360.0       359.2       74.51       9.0       87.8
Cooperative Units                      2.281     10.433         59      360.0       359.0       64.30      13.2       90.3
Two- to four-family                    2.250     10.515         59      360.0       359.4       61.46      21.2      100.0
Deminimus PUD                          2.250     10.363         59      360.0       359.4       72.78       0.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Property Type                       SFR - PUD     Only     Score
----------------------------------------------------------------
Single Family Residence                 100.0       80.6   738.4
Planned unit developments               100.0       87.4   738.3
Condo                                     0.0       87.7   744.0
Cooperative Units                         0.0       72.8   745.2
Two- to four-family                       0.0       43.6   721.6
Deminimus PUD                             0.0      100.0   750.0
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Number of Units                     Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
1                                         1,599   896,240,631.56       99.58     560,941   896,944,225      5.524      5.258
2                                             5     3,759,417.32        0.42     752,000     3,760,000      5.515      5.249
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Number of Units                      Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
1                                      2.279     10.524         59      360.0       359.2       70.71      21.9       90.5
2                                      2.250     10.515         59      360.0       359.4       61.46      21.2      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Number of Units                     SFR - PUD     Only     Score
----------------------------------------------------------------
1                                        76.9       83.4   739.7
2                                         0.0       43.6   721.6
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 9 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   1,604 records
CHASE2005-A1 POOL 2
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
Geographic                            Number         Current        Current    Original       Total      Average    Average
Distribution                            of          Principal      Principal   Principal    Original     Current      Net
by Balance                          Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
California                                  967   555,767,258.73       61.75     575,371   556,384,150      5.531      5.265
New York                                    104    64,029,355.88        7.11     615,840    64,047,350      5.494      5.228
Virginia                                     49    28,372,131.66        3.15     579,086    28,375,203      5.582      5.316
Illinois                                     50    24,974,270.50        2.77     499,672    24,983,623      5.391      5.125
Arizona                                      55    24,315,910.21        2.70     442,185    24,320,153      5.611      5.345
New Jersey                                   41    23,533,156.13        2.61     574,092    23,537,788      5.551      5.285
Florida                                      47    21,980,700.99        2.44     467,808    21,986,978      5.544      5.278
Connecticut                                  22    18,284,736.87        2.03     831,257    18,287,650      5.498      5.232
Michigan                                     31    16,648,392.70        1.85     537,339    16,657,510      5.377      5.111
Washington                                   20    12,890,339.72        1.43     644,580    12,891,600      5.505      5.239
Colorado                                     23    12,541,561.89        1.39     545,439    12,545,094      5.600      5.334
Nevada                                       23    11,348,628.99        1.26     493,694    11,354,970      5.464      5.198
Maryland                                     26    10,995,792.67        1.22     422,994    10,997,852      5.652      5.386
Massachusetts                                16     8,820,757.21        0.98     551,452     8,823,228      5.547      5.281
North Carolina                               14     8,129,771.86        0.90     580,782     8,130,950      5.441      5.175
Georgia                                      16     7,731,929.97        0.86     483,246     7,731,930      5.606      5.340
Texas                                        12     6,929,374.55        0.77     577,693     6,932,315      5.563      5.297
Pennsylvania                                  9     5,402,666.25        0.60     600,698     5,406,280      5.203      4.937
Ohio                                         16     4,891,042.34        0.54     305,805     4,892,876      5.374      5.108
Hawaii                                        7     4,348,999.99        0.48     621,286     4,349,000      5.425      5.159
Wisconsin                                     7     3,798,503.95        0.42     542,714     3,799,000      5.573      5.307
District of Columbia                          5     3,110,200.00        0.35     622,040     3,110,200      5.544      5.278
Oregon                                        7     3,002,977.26        0.33     429,014     3,003,100      5.562      5.296
Missouri                                      7     2,857,594.75        0.32     408,243     2,857,700      5.249      4.983
Utah                                          4     2,399,440.45        0.27     600,275     2,401,100      5.479      5.213
New Hampshire                                 4     2,326,965.81        0.26     581,875     2,327,500      5.593      5.327
Tennessee                                     3     1,940,000.00        0.22     646,667     1,940,000      6.086      5.820
Indiana                                       4     1,808,483.83        0.20     452,250     1,809,000      5.581      5.315
South Carolina                                4     1,782,000.00        0.20     445,500     1,782,000      5.472      5.206
Delaware                                      3     1,636,125.00        0.18     545,375     1,636,125      5.533      5.267
New Mexico                                    3     1,492,000.00        0.17     497,333     1,492,000      5.584      5.318
Rhode Island                                  3     1,408,993.30        0.16     470,000     1,410,000      5.375      5.109
Minnesota                                     1       360,000.00        0.04     360,000       360,000      5.500      5.234
Oklahoma                                      1       139,985.42        0.02     140,000       140,000      5.875      5.609
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
Geographic                          Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
Distribution                        Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
by Balance                           Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
California                             2.273     10.531         59      360.0       359.2       70.87      19.9       94.6
New York                               2.320     10.494         59      360.0       359.2       63.73      20.3       88.7
Virginia                               2.294     10.582         59      360.0       359.3       72.79      22.6       89.9
Illinois                               2.278     10.391         59      360.0       359.3       71.84      39.9       98.2
Arizona                                2.262     10.611         59      360.0       359.2       74.15      32.2       86.9
New Jersey                             2.263     10.551         59      360.0       359.4       75.12      19.9       82.7
Florida                                2.282     10.544         59      360.0       359.2       70.08      19.9       70.9
Connecticut                            2.335     10.498         59      360.0       359.3       64.70      27.3       94.0
Michigan                               2.273     10.377         59      360.0       359.3       68.75      38.7       87.0
Washington                             2.275     10.505         60      360.0       359.5       73.41      28.9       87.9
Colorado                               2.280     10.600         59      360.0       359.2       70.69      17.3       63.4
Nevada                                 2.287     10.464         59      360.0       359.1       74.85      13.0       86.9
Maryland                               2.250     10.652         59      360.0       359.1       77.37      45.9       91.4
Massachusetts                          2.290     10.547         59      360.0       359.4       67.26      20.2       62.5
North Carolina                         2.292     10.441         59      360.0       359.2       67.55      16.2       56.3
Georgia                                2.290     10.606         59      360.0       358.7       72.09      22.6       93.2
Texas                                  2.250     10.563         59      360.0       359.2       74.50       6.7      100.0
Pennsylvania                           2.320     10.203         59      360.0       358.7       75.36      17.7      100.0
Ohio                                   2.250     10.374         59      360.0       359.1       81.89      22.4      100.0
Hawaii                                 2.250     10.425         60      360.0       359.7       70.06      13.2       33.2
Wisconsin                              2.348     10.573         60      360.0       359.5       74.40      22.9       43.7
District of Columbia                   2.371     10.544         60      360.0       359.5       67.04       8.8       83.7
Oregon                                 2.250     10.562         60      360.0       359.7       71.26      38.0       84.3
Missouri                               2.250     10.249         59      360.0       359.2       73.99      33.9       78.1
Utah                                   2.250     10.479         59      360.0       359.2       68.61      62.5       37.6
New Hampshire                          2.250     10.593         60      360.0       359.8       70.45      25.1       44.7
Tennessee                              2.394     11.086         60      360.0       359.8       74.23       0.0       76.5
Indiana                                2.250     10.581         60      360.0       359.6       59.58      44.9       67.0
South Carolina                         2.250     10.472         59      360.0       358.6       78.39      66.3       66.3
Delaware                               2.250     10.533         60      360.0       360.0       78.07       0.0       65.2
New Mexico                             2.250     10.584         60      360.0       359.7       62.50      25.8       59.8
Rhode Island                           2.250     10.375         59      360.0       359.0       58.14      29.1      100.0
Minnesota                              2.250     10.500         60      360.0       360.0       80.00       0.0      100.0
Oklahoma                               2.250     10.875         58      360.0       358.0       72.16     100.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


Geographic                                      Percent
Distribution                         Percent    Interest   FICO
by Balance                          SFR - PUD     Only     Score
----------------------------------------------------------------
California                               78.1       90.1   740.9
New York                                 24.6       66.6   737.0
Virginia                                 96.0       93.7   744.8
Illinois                                 83.9       70.9   735.0
Arizona                                  97.1       79.4   733.0
New Jersey                               65.4       73.7   743.9
Florida                                  63.7       72.3   722.7
Connecticut                              82.7       72.4   747.7
Michigan                                 93.0       76.8   737.9
Washington                               89.4       64.1   737.4
Colorado                                 87.6       70.7   742.9
Nevada                                   92.0       53.5   735.4
Maryland                                100.0       81.7   744.5
Massachusetts                            65.3       55.4   743.1
North Carolina                          100.0       94.8   734.5
Georgia                                 100.0      100.0   742.6
Texas                                    85.6       56.7   720.7
Pennsylvania                             96.3       37.7   754.2
Ohio                                    100.0       63.7   742.7
Hawaii                                   64.5      100.0   742.1
Wisconsin                                87.8       70.7   731.2
District of Columbia                     57.1      100.0   757.0
Oregon                                  100.0       67.5   735.4
Missouri                                 93.6       78.1   745.7
Utah                                     54.2       37.6   715.1
New Hampshire                            72.6       27.9   728.1
Tennessee                               100.0       23.5   723.7
Indiana                                 100.0       53.0   687.7
South Carolina                           66.3      100.0   740.4
Delaware                                100.0       34.8   727.9
New Mexico                              100.0       59.8   764.0
Rhode Island                            100.0       35.5   692.3
Minnesota                               100.0      100.0   705.0
Oklahoma                                100.0      100.0   677.0
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------
Number of States Represented: 34
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                  Page 10 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                   1,604 records
CHASE2005-A1 POOL 2
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
Top 10                                Number         Current        Current    Original       Total      Average    Average
Zip Code                                of          Principal      Principal   Principal    Original     Current      Net
Concentrations                      Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
94107                                        35    18,862,269.60        2.10     539,042    18,866,464      5.302      5.036
92620                                        27    13,232,187.83        1.47     490,152    13,234,100      5.610      5.344
95014                                        11     7,917,498.86        0.88     720,000     7,920,000      5.556      5.290
92101                                        10     7,170,700.00        0.80     717,070     7,170,700      5.708      5.442
92127                                        11     6,918,417.51        0.77     629,109     6,920,200      5.434      5.168
10024                                         6     5,919,732.80        0.66     987,167     5,923,000      5.394      5.128
92336                                        12     5,373,062.16        0.60     447,792     5,373,500      5.684      5.418
85255                                         9     5,025,821.00        0.56     558,425     5,025,821      5.573      5.307
92886                                         5     4,889,208.99        0.54     978,522     4,892,609      5.444      5.178
10021                                         7     4,856,475.00        0.54     693,782     4,856,475      5.410      5.144
Other                                     1,471   819,834,675.13       91.09     557,798   820,521,356      5.527      5.261
----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,604   900,000,048.88      100.00     561,536   900,704,225      5.524      5.258
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
Top 10                              Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
Zip Code                            Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Concentrations                       Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
94107                                  2.250     10.302         58      360.0       358.5       76.60       0.0       82.4
92620                                  2.250     10.610         59      360.0       359.2       77.86       0.0       96.4
95014                                  2.250     10.556         59      360.0       359.1       67.80      22.1      100.0
92101                                  2.250     10.708         59      360.0       359.2       72.08       0.0       53.0
92127                                  2.293     10.434         59      360.0       359.3       72.57      15.9       93.7
10024                                  2.368     10.394         59      360.0       359.2       63.24       0.0       76.3
92336                                  2.250     10.684         59      360.0       359.1       79.99       0.0       92.6
85255                                  2.250     10.573         60      360.0       359.7       68.40      31.1       88.4
92886                                  2.325     10.444         59      360.0       359.2       65.86      62.3      100.0
10021                                  2.402     10.410         58      360.0       358.2       65.87       6.6      100.0
Other                                  2.279     10.527         59      360.0       359.2       70.48      23.1       90.8
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.279     10.524         59      360.0       359.2       70.67      21.9       90.5
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


Top 10                                          Percent
Zip Code                             Percent    Interest   FICO
Concentrations                      SFR - PUD     Only     Score
----------------------------------------------------------------
94107                                     0.0       93.9   756.7
92620                                    20.7       90.1   749.8
95014                                    95.0       74.1   740.5
92101                                     0.0      100.0   750.0
92127                                    43.2       76.5   759.7
10024                                     0.0       65.5   733.6
92336                                   100.0       92.6   728.1
85255                                   100.0       84.1   726.1
92886                                   100.0       50.0   704.2
10021                                     0.0      100.0   751.5
Other                                    80.6       83.1   739.2
----------------------------------------------------------------
Total:                                   76.6       83.2   739.6
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                  Page 11 of 11


CHASE SECURITIES

--------------------------------------------------------------------------------------------------------------
                               Deal Summary Report                                    chf05a1d
--------------------------------------------------------------------------------------------------------------
                                            Assumptions                              Collateral
--------------------------------------------------------------------------------------------------------------
Settlement        30-Nov-2005       Prepay       25 CPR               Balance     WAC   WAM   Age    WAL   Dur
1st Pay Date      25-Dec-2005       Default       0 CDR     $1,900,007,729.12   5.587   359     1   3.43
                                    Recovery   0 months
                                    Severity         0%
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Tranche      Balance         Coupon        Principal     Avg    Dur   Yield   Spread   Bench   Price   $@1bp   Accrued   NetNet
 Name                                       Window       Life                   bp               %              Int(M)    (MM)
-------------------------------------------------------------------------------------------------------------------------------
  1A1     648,488,700.00   5.417820866   12/05 - 10/15   3.16
  1A2      25,265,800.00   5.417820866   12/05 - 10/15   3.16
  SUBS     71,250,429.12   5.321013956   12/05 - 10/35   6.04
  2A1     100,000,000.00   5.258136706   12/05 - 10/10   2.57
  2A2     463,945,800.00   5.258136706   12/05 - 03/09   1.40
  2A3      62,815,500.00   5.258136706   03/09 - 02/10   3.75
  2A4     207,004,300.00   5.258136706   02/10 - 10/10   4.84
  2A5      32,484,400.00   5.258136706   12/05 - 10/10   2.57
  3A1     200,000,000.00   5.283762256   12/05 - 10/12   2.91
  3A2      58,670,900.00   5.283762256   12/05 - 07/10   1.80
  3A3      19,253,600.00   5.283762256   07/10 - 10/12   6.30
  3A4      10,828,300.00   5.283762256   12/05 - 10/12   2.91
-------------------------------------------------------------------------------------------------------------------------------


---------------------------
Tranche     Dated     Notes
 Name       Date
---------------------------
  1A1     01-Nov-05    WAC
  1A2     01-Nov-05    WAC
  SUBS    01-Nov-05    WAC
  2A1     01-Nov-05    WAC
  2A2     01-Nov-05    WAC
  2A3     01-Nov-05    WAC
  2A4     01-Nov-05    WAC
  2A5     01-Nov-05    WAC
  3A1     01-Nov-05    WAC
  3A2     01-Nov-05    WAC
  3A3     01-Nov-05    WAC
  3A4     01-Nov-05    WAC
---------------------------

-------------------------------------------------------------------------------------------------------------------------------

Yield Curve                                      swap curve
Mat    3MO    6MO    2YR    5YR   10YR   30YR         3mo       6mo       1yr       2yr       3yr       4yr       5yr       7yr
Yld  3.854  4.170  4.198  4.255  4.383  4.605    4.307130  4.518230  4.788230  4.906290  4.968000  5.010130  5.050500  5.108580
-------------------------------------------------------------------------------------------------------------------------------



THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     513 records
CHASE2005-A1 POOL 3
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Recievables: 513
Aggregate Current Balance: $300,002,996.28
Range of Current Balance: $105,600.00 to $2,681,213.57
Average Current Balance: $584,801.16
Aggregate Original Balance: $300,098,879
Range of Original Balances: $105,600.00 to $2,700,000.00
Average Original Balance: $584,988
Weighted Average Original Coupon: 5.550%
Range of Original Coupons: 4.25% to 6.50%
Weighted Average Current Coupon: 5.550%
Range of Current Coupons: 4.25% to 6.50%
Weighted Average Margin: 2.270%
Range of Margins: 2.25% to 2.50%
Weighted Average Servicing Fee: 0.2660%
Range of Servicing Fees: 0.2660% to 0.2660%
Weighted Average LPMI: 0.000%
Range of LPMI: 0.00% to 0.00%
Weighted Average Current Net Coupon: 5.284%
Range of Current Net Coupons: 3.98% to 6.23%
Weighted Average Maximum Rate: 10.550%
Range of Maximum Rates: 9.25% to 11.50%
Weighted Average Months to Roll: 83
Weighted Average Stated Original Term: 360.00 months
Range of Stated Original Term: 360 months to 360 months
Weighted Average Stated Remaining Term: 359.22 months
Range of Stated Remaining Term: 353 months to 360 months
Weighted Average Stated Original IO Term: 84.00 months
Range of Stated Original IO Term: 0 months to 84 months
Weighted Average Original LTV: 68.96%
Weighted Average Effective Original LTV: 68.96%
Percent Purchase: 58.9%
Percent Cash-Out Refinance: 27.9%
Percent Full-Alt Documentation: 99.4%
Percent Owner Occupied: 88.9%
Percent Single Family - PUD: 77.5%
Percent Conforming Balance: 1.4%
Percent Interest Only: 72.6%
Percent Adjustable: 100.0%
Weighted Average FICO Score: 741.1
Top 5 States: CA(48%),VA(9%),NY(9%),NJ(6%),FL(5%)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 1 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     513 records
CHASE2005-A1 POOL 3
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Index Type                          Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Libor - 1 Year                              513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Index Type                           Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Libor - 1 Year                         2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Index Type                          SFR - PUD     Only     Score
----------------------------------------------------------------
Libor - 1 Year                           77.5       72.6   741.1
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Interest Only                       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Yes                                         380   217,808,588.09       72.60     573,204   217,817,686      5.573      5.307
No                                          133    82,194,408.19       27.40     618,656    82,281,193      5.489      5.223
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Interest Only                        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Yes                                    2.270     10.573         83      360.0       359.3       69.53      26.3       88.8
No                                     2.270     10.489         83      360.0       359.1       67.47      32.2       89.1
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Interest Only                       SFR - PUD     Only     Score
----------------------------------------------------------------
Yes                                      78.0      100.0   743.8
No                                       76.0        0.0   734.0
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Next Rate Adjustment Date           Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
2012-04-01                                    1       470,450.93        0.16     474,400       474,400      5.125      4.859
2012-05-01                                    2     3,772,039.64        1.26   1,900,000     3,800,000      4.961      4.695
2012-06-01                                    4     4,142,650.00        1.38   1,035,663     4,142,650      5.531      5.265
2012-07-01                                    1       418,000.00        0.14     420,000       420,000      5.125      4.859
2012-09-01                                    9     6,817,040.24        2.27     758,151     6,823,358      5.564      5.298
2012-10-01                                  301   173,029,368.47       57.68     575,033   173,085,024      5.545      5.279
2012-10-05                                    1       425,000.00        0.14     425,000       425,000      5.500      5.234
2012-11-01                                  194   110,928,447.00       36.98     571,796   110,928,447      5.581      5.315
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Next Rate Adjustment Date            Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
2012-04-01                             2.250     10.125         77      360.0       353.0       80.00       0.0      100.0
2012-05-01                             2.428      9.961         78      360.0       354.0       55.55       0.0      100.0
2012-06-01                             2.401     10.531         79      360.0       355.0       57.01       0.0      100.0
2012-07-01                             2.250     10.125         80      360.0       356.0       80.00     100.0      100.0
2012-09-01                             2.305     10.564         82      360.0       358.0       66.82      42.1       55.5
2012-10-01                             2.259     10.545         83      360.0       359.0       69.53      24.5       90.9
2012-10-05                             2.250     10.500         83      360.0       359.0       76.16     100.0      100.0
2012-11-01                             2.275     10.581         84      360.0       360.0       69.00      34.0       86.9
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Next Rate Adjustment Date           SFR - PUD     Only     Score
----------------------------------------------------------------
2012-04-01                              100.0        0.0   750.0
2012-05-01                               28.9        0.0   775.9
2012-06-01                               75.5      100.0   745.1
2012-07-01                              100.0      100.0   679.0
2012-09-01                               90.0       64.6   723.2
2012-10-01                               79.8       73.9   741.1
2012-10-05                              100.0      100.0   761.0
2012-11-01                               74.4       72.6   741.0
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------
Minimum: 2012-04-01
Maximum: 2012-11-01
Weighted Average: 2012-10-08
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 2 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     513 records
CHASE2005-A1 POOL 3
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Original Term                       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
360                                         513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Original Term                        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
360                                    2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Original Term                       SFR - PUD     Only     Score
----------------------------------------------------------------
360                                      77.5       72.6   741.1
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360.0
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Seasoning                           Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
<= 0                                        194   110,928,447.00       36.98     571,796   110,928,447      5.581      5.315
1 to 3                                      311   180,271,408.71       60.09     579,850   180,333,382      5.545      5.279
4 to 6                                        7     8,332,689.64        2.78   1,194,664     8,362,650      5.253      4.987
7 to 9                                        1       470,450.93        0.16     474,400       474,400      5.125      4.859
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Seasoning                            Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
<= 0                                   2.275     10.581         84      360.0       360.0       69.00      34.0       86.9
1 to 3                                 2.261     10.545         83      360.0       359.0       69.44      25.3       89.6
4 to 6                                 2.405     10.253         79      360.0       354.6       57.50       5.0      100.0
7 to 9                                 2.250     10.125         77      360.0       353.0       80.00       0.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Seasoning                           SFR - PUD     Only     Score
----------------------------------------------------------------
<= 0                                     74.4       72.6   741.0
1 to 3                                   80.3       73.6   740.5
4 to 6                                   55.6       54.7   755.7
7 to 9                                  100.0        0.0   750.0
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------
Minimum: 0
Maximum: 7
Weighted Average: 1.2
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Remaining Term to Stated Maturity   Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
349 to 354                                    3     4,242,490.57        1.41   1,424,800     4,274,400      4.979      4.713
355 to 360                                  510   295,760,505.71       98.59     580,048   295,824,479      5.558      5.292
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Remaining Term to Stated Maturity    Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
349 to 354                             2.408      9.979         78      360.0       353.9       58.26       0.0      100.0
355 to 360                             2.268     10.558         83      360.0       359.3       69.12      28.3       88.7
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Remaining Term to Stated Maturity   SFR - PUD     Only     Score
----------------------------------------------------------------
349 to 354                               36.8        0.0   773.0
355 to 360                               78.0       73.6   740.7
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------
Minimum: 353
Maximum: 360
Weighted Average: 359.2
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 3 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     513 records
CHASE2005-A1 POOL 3
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Original Rates (%)                  Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                                7     4,456,488.45        1.49     638,060     4,466,420      4.306      4.040
4.501 to 5.000                               15     9,339,028.72        3.11     622,668     9,340,020      4.843      4.577
5.001 to 5.500                              227   137,159,531.51       45.72     604,488   137,218,669      5.384      5.118
5.501 to 6.000                              247   139,155,797.60       46.38     563,488   139,181,620      5.753      5.487
6.001 to 6.500                               17     9,892,150.00        3.30     581,891     9,892,150      6.222      5.956
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Original Rates (%)                   Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                         2.250      9.306         82      360.0       358.2       74.34       0.0      100.0
4.501 to 5.000                         2.250      9.843         83      360.0       359.3       67.02      10.4       90.2
5.001 to 5.500                         2.275     10.384         83      360.0       359.1       67.75      25.7       90.8
5.501 to 6.000                         2.266     10.753         83      360.0       359.3       69.61      30.6       85.8
6.001 to 6.500                         2.285     11.222         83      360.0       359.5       76.02      50.8      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Original Rates (%)                  SFR - PUD     Only     Score
----------------------------------------------------------------
4.001 to 4.500                           91.7       27.8   742.6
4.501 to 5.000                           79.2       81.8   740.2
5.001 to 5.500                           72.6       69.4   741.2
5.501 to 6.000                           80.7       75.5   740.5
6.001 to 6.500                           90.7       87.8   748.8
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------
Minimum: 4.2500
Maximum: 6.5000
Weighted Average: 5.5497
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Current Rates (%)                   Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                                7     4,456,488.45        1.49     638,060     4,466,420      4.306      4.040
4.501 to 5.000                               15     9,339,028.72        3.11     622,668     9,340,020      4.843      4.577
5.001 to 5.500                              227   137,159,531.51       45.72     604,488   137,218,669      5.384      5.118
5.501 to 6.000                              247   139,155,797.60       46.38     563,488   139,181,620      5.753      5.487
6.001 to 6.500                               17     9,892,150.00        3.30     581,891     9,892,150      6.222      5.956
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Current Rates (%)                    Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
4.001 to 4.500                         2.250      9.306         82      360.0       358.2       74.34       0.0      100.0
4.501 to 5.000                         2.250      9.843         83      360.0       359.3       67.02      10.4       90.2
5.001 to 5.500                         2.275     10.384         83      360.0       359.1       67.75      25.7       90.8
5.501 to 6.000                         2.266     10.753         83      360.0       359.3       69.61      30.6       85.8
6.001 to 6.500                         2.285     11.222         83      360.0       359.5       76.02      50.8      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Current Rates (%)                   SFR - PUD     Only     Score
----------------------------------------------------------------
4.001 to 4.500                           91.7       27.8   742.6
4.501 to 5.000                           79.2       81.8   740.2
5.001 to 5.500                           72.6       69.4   741.2
5.501 to 6.000                           80.7       75.5   740.5
6.001 to 6.500                           90.7       87.8   748.8
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------
Minimum: 4.2500
Maximum: 6.5000
Weighted Average: 5.5498
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 4 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     513 records
CHASE2005-A1 POOL 3
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Net Rates (%)                       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
3.501 to 4.000                                4     2,847,168.45        0.95     714,275     2,857,100      4.250      3.984
4.001 to 4.500                               11     6,195,640.00        2.07     563,240     6,195,640      4.639      4.373
4.501 to 5.000                               68    41,241,482.52       13.75     607,068    41,280,656      5.177      4.911
5.001 to 5.500                              339   196,792,369.69       65.60     580,623   196,831,088      5.566      5.300
5.501 to 6.000                               86    50,237,835.62       16.75     584,255    50,245,895      5.932      5.666
6.001 to 6.500                                5     2,688,500.00        0.90     537,700     2,688,500      6.416      6.150
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Net Rates (%)                        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
3.501 to 4.000                         2.250      9.250         82      360.0       357.5       72.10       0.0      100.0
4.001 to 4.500                         2.250      9.639         83      360.0       359.4       69.91      15.6       85.2
4.501 to 5.000                         2.275     10.177         83      360.0       358.8       66.80      21.5       95.1
5.001 to 5.500                         2.269     10.566         83      360.0       359.3       69.03      27.3       87.0
5.501 to 6.000                         2.276     10.932         83      360.0       359.4       69.66      37.1       90.4
6.001 to 6.500                         2.250     11.416         83      360.0       359.4       78.66      58.6      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Net Rates (%)                       SFR - PUD     Only     Score
----------------------------------------------------------------
3.501 to 4.000                          100.0        0.0   746.1
4.001 to 4.500                           86.0       87.4   740.4
4.501 to 5.000                           73.5       56.8   745.5
5.001 to 5.500                           76.1       76.0   739.8
5.501 to 6.000                           82.3       74.5   741.4
6.001 to 6.500                          100.0       75.0   763.3
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------
Minimum: 3.9840
Maximum: 6.2340
Weighted Average: 5.2838
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Original Principal Balance ($)      Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
<= 380,000                                   44    13,839,844.90        4.61     314,575    13,841,295      5.567      5.301
380,001 to 440,000                           93    38,184,285.16       12.73     410,660    38,191,365      5.616      5.350
440,001 to 500,000                           95    45,169,073.74       15.06     475,591    45,181,108      5.559      5.293
500,001 to 560,000                           77    40,927,397.49       13.64     531,633    40,935,760      5.552      5.286
560,001 to 620,000                           55    32,672,298.24       10.89     594,171    32,679,431      5.532      5.266
620,001 to 680,000                           54    34,796,616.08       11.60     644,473    34,801,539      5.575      5.309
680,001 to 740,000                           14     9,809,048.61        3.27     700,980     9,813,725      5.347      5.081
740,001 to 800,000                            9     7,003,373.00        2.33     778,153     7,003,373      5.499      5.233
800,001 to 860,000                           13    10,775,243.41        3.59     829,215    10,779,800      5.511      5.245
860,001 >=                                   59    66,825,815.65       22.28   1,133,415    66,871,483      5.537      5.271
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Original Principal Balance ($)       Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
<= 380,000                             2.250     10.567         83      360.0       359.4       77.44      41.2       99.1
380,001 to 440,000                     2.250     10.616         83      360.0       359.3       73.77      27.9       90.5
440,001 to 500,000                     2.250     10.559         83      360.0       359.4       69.37      26.1       91.7
500,001 to 560,000                     2.250     10.552         83      360.0       359.3       72.12      16.8       94.9
560,001 to 620,000                     2.250     10.532         83      360.0       359.2       72.40      38.0       90.7
620,001 to 680,000                     2.250     10.575         83      360.0       359.2       70.75      27.9       85.3
680,001 to 740,000                     2.250     10.347         83      360.0       359.4       69.62      28.3      100.0
740,001 to 800,000                     2.250     10.499         83      360.0       359.2       54.69      56.0      100.0
800,001 to 860,000                     2.250     10.511         83      360.0       359.2       62.69      23.3       84.6
860,001 >=                             2.341     10.537         83      360.0       358.9       62.05      26.1       79.3
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Original Principal Balance ($)      SFR - PUD     Only     Score
----------------------------------------------------------------
<= 380,000                               80.2       91.9   739.8
380,001 to 440,000                       78.4       77.4   741.8
440,001 to 500,000                       78.0       65.2   745.7
500,001 to 560,000                       78.0       75.1   744.6
560,001 to 620,000                       70.7       76.5   740.4
620,001 to 680,000                       77.5       74.0   741.0
680,001 to 740,000                       64.0       35.6   731.8
740,001 to 800,000                      100.0       88.6   722.4
800,001 to 860,000                       76.9       53.9   737.8
860,001 >=                               78.6       73.5   740.1
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------
Minimum: 105,600.00
Maximum: 2,700,000.00
Average: 584,988.07
Total: 300,098,879.00
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 5 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     513 records
CHASE2005-A1 POOL 3
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Current Principal Balance ($)       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
100,000.01 to 125,000.00                      2       228,055.00        0.08     114,028       228,055      5.461      5.195
150,000.01 to 175,000.00                      1       174,365.06        0.06     174,420       174,420      5.375      5.109
175,000.01 to 200,000.00                      3       557,000.00        0.19     185,667       557,000      5.581      5.315
200,000.01 to 250,000.00                      6     1,359,850.00        0.45     226,642     1,359,850      5.765      5.499
250,000.01 to 300,000.00                      1       263,500.00        0.09     263,500       263,500      5.875      5.609
300,000.01 to 400,000.00                     67    25,393,515.67        8.46     379,043    25,395,849      5.545      5.279
400,000.01 to 500,000.00                    152    69,216,918.07       23.07     455,494    69,235,094      5.593      5.327
500,000.01 to 600,000.00                    111    60,728,288.50       20.24     547,222    60,741,683      5.543      5.277
600,000.01 to 700,000.00                     84    53,927,911.49       17.98     642,118    53,937,947      5.556      5.290
700,000.01 to 800,000.00                     14    10,552,533.43        3.52     753,871    10,554,198      5.374      5.108
800,000.01 to 900,000.00                     26    22,299,341.59        7.43     857,915    22,305,800      5.441      5.175
900,000.01 to 1,000,000.00                   19    18,124,848.00        6.04     954,203    18,129,863      5.598      5.332
1,000,000.01 to 1,100,000.00                 12    12,876,714.71        4.29   1,074,218    12,890,620      5.495      5.229
1,100,000.01 to 1,200,000.00                  3     3,595,000.00        1.20   1,198,333     3,595,000      5.708      5.442
1,200,000.01 to 1,300,000.00                  2     2,550,000.00        0.85   1,275,000     2,550,000      5.623      5.357
1,300,000.01 to 1,400,000.00                  2     2,740,000.00        0.91   1,370,000     2,740,000      6.001      5.735
1,400,000.01 to 1,500,000.00                  4     5,936,551.35        1.98   1,485,000     5,940,000      5.468      5.202
1,700,000.01 to 1,800,000.00                  1     1,800,000.00        0.60   1,800,000     1,800,000      5.500      5.234
2,400,000.01 to 2,500,000.00                  2     4,997,389.84        1.67   2,500,000     5,000,000      5.625      5.359
2,600,000.01 to 2,700,000.00                  1     2,681,213.57        0.89   2,700,000     2,700,000      5.250      4.984
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Current Principal Balance ($)        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
100,000.01 to 125,000.00               2.250     10.461         84      360.0       360.0       88.05      46.3       46.3
150,000.01 to 175,000.00               2.250     10.375         83      360.0       359.0       95.00       0.0      100.0
175,000.01 to 200,000.00               2.250     10.581         84      360.0       359.7       72.78      65.9      100.0
200,000.01 to 250,000.00               2.250     10.765         83      360.0       359.0       83.27      83.4      100.0
250,000.01 to 300,000.00               2.250     10.875         84      360.0       360.0       85.00     100.0      100.0
300,000.01 to 400,000.00               2.250     10.545         83      360.0       359.4       74.51      33.7       92.3
400,000.01 to 500,000.00               2.250     10.593         83      360.0       359.3       71.04      25.6       92.1
500,000.01 to 600,000.00               2.250     10.543         83      360.0       359.4       70.79      26.7       94.6
600,000.01 to 700,000.00               2.250     10.556         83      360.0       359.2       72.33      28.8       87.1
700,000.01 to 800,000.00               2.250     10.374         83      360.0       359.3       61.17      37.2      100.0
800,000.01 to 900,000.00               2.250     10.441         83      360.0       359.3       65.10      19.2       76.6
900,000.01 to 1,000,000.00             2.250     10.598         83      360.0       359.4       67.30      21.5       79.1
1,000,000.01 to 1,100,000.00           2.250     10.495         83      360.0       358.7       58.76      42.4       91.7
1,100,000.01 to 1,200,000.00           2.500     10.708         84      360.0       359.7       47.80     100.0      100.0
1,200,000.01 to 1,300,000.00           2.500     10.623         84      360.0       360.0       37.44      49.0      100.0
1,300,000.01 to 1,400,000.00           2.500     11.001         83      360.0       359.5       66.50       0.0      100.0
1,400,000.01 to 1,500,000.00           2.500     10.468         83      360.0       359.2       65.00      25.2       50.5
1,700,000.01 to 1,800,000.00           2.500     10.500         84      360.0       360.0       62.07       0.0      100.0
2,400,000.01 to 2,500,000.00           2.500     10.625         81      360.0       357.0       62.02       0.0       50.0
2,600,000.01 to 2,700,000.00           2.500     10.250         78      360.0       354.0       51.02       0.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Current Principal Balance ($)       SFR - PUD     Only     Score
----------------------------------------------------------------
100,000.01 to 125,000.00                100.0      100.0   711.5
150,000.01 to 175,000.00                  0.0      100.0   794.0
175,000.01 to 200,000.00                 65.9      100.0   724.3
200,000.01 to 250,000.00                 84.4      100.0   711.0
250,000.01 to 300,000.00                100.0      100.0   690.0
300,000.01 to 400,000.00                 80.7       84.8   746.8
400,000.01 to 500,000.00                 77.7       68.8   743.0
500,000.01 to 600,000.00                 77.5       73.6   742.2
600,000.01 to 700,000.00                 73.8       73.4   741.3
700,000.01 to 800,000.00                 79.7       65.5   723.4
800,000.01 to 900,000.00                 73.0       69.7   738.0
900,000.01 to 1,000,000.00               89.4       79.2   738.8
1,000,000.01 to 1,100,000.00             82.9       57.7   723.2
1,100,000.01 to 1,200,000.00             66.6      100.0   767.7
1,200,000.01 to 1,300,000.00             49.0      100.0   758.6
1,300,000.01 to 1,400,000.00            100.0      100.0   766.7
1,400,000.01 to 1,500,000.00             75.2       74.8   737.5
1,700,000.01 to 1,800,000.00            100.0      100.0   748.0
2,400,000.01 to 2,500,000.00            100.0       50.0   726.0
2,600,000.01 to 2,700,000.00              0.0        0.0   784.0
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------
Minimum: 105,600.00
Maximum: 2,681,213.57
Average: 584,801.16
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 6 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     513 records
CHASE2005-A1 POOL 3
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
Original                              Number         Current        Current    Original       Total      Average    Average
Effective                               of          Principal      Principal   Principal    Original     Current      Net
Loan-to-Value Ratio (%)             Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
20.01 to 30.00                                7     4,524,712.55        1.51     646,514     4,525,600      5.728      5.462
30.01 to 40.00                               15    10,924,982.60        3.64     728,438    10,926,567      5.536      5.270
40.01 to 50.00                               19    13,211,045.08        4.40     695,558    13,215,600      5.392      5.126
50.01 to 60.00                               52    38,382,944.86       12.79     738,574    38,405,850      5.547      5.281
60.01 to 70.00                              105    70,664,034.61       23.55     673,235    70,689,625      5.537      5.271
70.01 to 80.00                              305   158,473,100.19       52.82     519,714   158,512,762      5.562      5.296
80.01 to 90.00                                7     3,299,256.33        1.10     471,414     3,299,900      5.686      5.420
90.01 to 100.00                               3       522,920.06        0.17     174,325       522,975      5.733      5.467
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
Original                            Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
Effective                           Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Loan-to-Value Ratio (%)              Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
20.01 to 30.00                         2.250     10.728         83      360.0       358.5       24.65      27.0       82.0
30.01 to 40.00                         2.336     10.536         84      360.0       359.5       35.99      60.4       78.8
40.01 to 50.00                         2.273     10.392         83      360.0       359.3       44.72      52.3       92.5
50.01 to 60.00                         2.302     10.547         83      360.0       358.7       56.33      47.3       88.7
60.01 to 70.00                         2.285     10.537         83      360.0       359.3       66.83      30.7       84.0
70.01 to 80.00                         2.252     10.562         83      360.0       359.3       78.03      17.9       91.5
80.01 to 90.00                         2.250     10.686         84      360.0       359.6       88.83      27.4      100.0
90.01 to 100.00                        2.250     10.733         83      360.0       359.2       95.00       0.0       76.6
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


Original                                        Percent
Effective                            Percent    Interest   FICO
Loan-to-Value Ratio (%)             SFR - PUD     Only     Score
----------------------------------------------------------------
20.01 to 30.00                          100.0       70.2   761.1
30.01 to 40.00                           78.6       66.6   753.1
40.01 to 50.00                           70.6       61.9   759.8
50.01 to 60.00                           78.4       75.1   741.1
60.01 to 70.00                           81.9       70.2   742.5
70.01 to 80.00                           75.4       74.2   737.7
80.01 to 90.00                           65.0       81.3   733.3
90.01 to 100.00                          66.7      100.0   739.1
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------
Minimum: 21.12
Maximum: 95.00
Weighted Average by Original Balance: 68.96
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
PMI Coverage (LTV > 80)             Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
12                                            2       654,500.00       17.12     327,250       654,500      5.502      5.236
25                                            5     2,644,756.33       69.20     529,080     2,645,400      5.731      5.465
30                                            3       522,920.06       13.68     174,325       522,975      5.733      5.467
----------------------------------------------------------------------------------------------------------------------------
Total:                                       10     3,822,176.39      100.00     382,288     3,822,875      5.692      5.426
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
PMI Coverage (LTV > 80)              Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
12                                     2.250     10.502         84      360.0       360.0       84.45     100.0      100.0
25                                     2.250     10.731         83      360.0       359.4       89.91       9.4      100.0
30                                     2.250     10.733         83      360.0       359.2       95.00       0.0       76.6
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.250     10.692         84      360.0       359.5       89.67      23.6       96.8
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
PMI Coverage (LTV > 80)             SFR - PUD     Only     Score
----------------------------------------------------------------
12                                      100.0      100.0   715.7
25                                       56.3       76.7   737.7
30                                       66.7      100.0   739.1
----------------------------------------------------------------
Total:                                   65.2       83.9   734.1
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
PMI Company (LTV > 80)              Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
General Electric                              4     1,810,356.33       47.36     452,750     1,811,000      5.586      5.320
Mtge Guaranty Insurance Corp.                 3     1,032,515.06       27.01     344,190     1,032,570      5.971      5.705
Republic Mtge Ins Co                          1       607,500.00       15.89     607,500       607,500      5.500      5.234
United Guaranty Insurance                     2       371,805.00        9.73     185,903       371,805      5.750      5.484
----------------------------------------------------------------------------------------------------------------------------
Total:                                       10     3,822,176.39      100.00     382,288     3,822,875      5.692      5.426
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
PMI Company (LTV > 80)               Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
General Electric                       2.250     10.586         84      360.0       359.7       87.99      36.2      100.0
Mtge Guaranty Insurance Corp.          2.250     10.971         84      360.0       359.6       91.94       0.0      100.0
Republic Mtge Ins Co                   2.250     10.500         83      360.0       359.0       90.00       0.0      100.0
United Guaranty Insurance              2.250     10.750         83      360.0       359.3       91.01      67.1       67.1
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.250     10.692         84      360.0       359.5       89.67      23.6       96.8
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
PMI Company (LTV > 80)              SFR - PUD     Only     Score
----------------------------------------------------------------
General Electric                         36.2       66.0   741.1
Mtge Guaranty Insurance Corp.            83.1      100.0   732.1
Republic Mtge Ins Co                    100.0      100.0   756.0
United Guaranty Insurance               100.0      100.0   670.0
----------------------------------------------------------------
Total:                                   65.2       83.9   734.1
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 7 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     513 records
CHASE2005-A1 POOL 3
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
FICO                                    of          Principal      Principal   Principal    Original     Current      Net
Score                               Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
<= 619                                        1       936,473.86        0.31     937,500       937,500      5.500      5.234
620 to 644                                   12     6,940,817.04        2.31     578,779     6,945,353      5.557      5.291
645 to 669                                   19    11,423,872.98        3.81     601,355    11,425,750      5.477      5.211
670 to 694                                   45    26,265,068.00        8.75     583,899    26,275,448      5.563      5.297
695 to 719                                   74    39,428,319.01       13.14     532,892    39,433,992      5.557      5.291
720 to 744                                   98    60,376,355.84       20.13     616,231    60,390,590      5.600      5.334
745 to 769                                  102    60,420,888.26       20.14     592,594    60,444,635      5.492      5.226
770 to 794                                  122    73,130,023.16       24.38     599,670    73,159,690      5.577      5.311
795 to 819                                   40    21,081,178.13        7.03     527,148    21,085,921      5.486      5.220
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
FICO                                Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Score                                Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
<= 619                                 2.250     10.500         83      360.0       359.0       75.00       0.0        0.0
620 to 644                             2.250     10.557         83      360.0       359.2       70.17      56.3       84.9
645 to 669                             2.250     10.477         83      360.0       359.3       72.86      44.5       96.5
670 to 694                             2.250     10.563         83      360.0       359.3       68.55      36.3       83.1
695 to 719                             2.260     10.557         83      360.0       359.4       72.95      31.9       94.0
720 to 744                             2.294     10.600         83      360.0       359.1       68.56      26.8       86.6
745 to 769                             2.267     10.492         83      360.0       359.2       69.40      27.8       95.2
770 to 794                             2.277     10.577         83      360.0       359.2       66.67      22.9       84.9
795 to 819                             2.250     10.486         83      360.0       359.1       67.11      14.4       89.9
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
FICO                                 Percent    Interest   FICO
Score                               SFR - PUD     Only     Score
----------------------------------------------------------------
<= 619                                    0.0        0.0   590.0
620 to 644                               83.1       18.2   631.9
645 to 669                               95.9       73.9   663.0
670 to 694                               68.6       68.1   683.4
695 to 719                               82.2       77.4   707.8
720 to 744                               84.9       74.8   732.1
745 to 769                               80.1       75.3   756.3
770 to 794                               68.1       72.6   781.9
795 to 819                               74.8       75.9   801.2
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------
Minimum: 590
Maximum: 817
Weighted Average: 741.1
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Documentation Level                 Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Simply Signature                            290   159,395,830.08       53.13     549,733   159,422,655      5.557      5.291
Full Documentation                          219   138,918,662.13       46.31     634,645   138,987,224      5.538      5.272
Streamlined                                   4     1,688,504.07        0.56     422,250     1,689,000      5.843      5.577
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Documentation Level                  Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Simply Signature                       2.256     10.557         83      360.0       359.3       69.39      14.9       90.6
Full Documentation                     2.287     10.538         83      360.0       359.1       68.51      42.4       86.8
Streamlined                            2.250     10.843         83      360.0       359.3       65.14      69.1      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Documentation Level                 SFR - PUD     Only     Score
----------------------------------------------------------------
Simply Signature                         77.1       79.6   756.6
Full Documentation                       77.7       64.9   723.6
Streamlined                              87.4       41.0   720.7
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Purpose                             Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Purchase                                    293   176,619,804.38       58.87     603,023   176,685,669      5.522      5.256
Cash-out Refinance                          148    83,843,476.91       27.95     566,663    83,866,063      5.618      5.352
Rate/Term Refinance                          72    39,539,714.99       13.18     549,266    39,547,147      5.531      5.265
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Purpose                              Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Purchase                               2.275     10.522         83      360.0       359.1       72.67       0.0       86.2
Cash-out Refinance                     2.269     10.618         83      360.0       359.4       62.98     100.0       94.7
Rate/Term Refinance                    2.250     10.531         83      360.0       359.2       65.08       0.0       88.9
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Purpose                             SFR - PUD     Only     Score
----------------------------------------------------------------
Purchase                                 71.0       73.0   744.7
Cash-out Refinance                       89.3       68.4   731.0
Rate/Term Refinance                      81.1       79.9   746.7
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 8 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     513 records
CHASE2005-A1 POOL 3
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Occupancy                           Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Primary Residence                           464   266,693,216.13       88.90     574,965   266,783,612      5.544      5.278
Second Home                                  49    33,309,780.15       11.10     679,903    33,315,267      5.597      5.331
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Occupancy                            Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Primary Residence                      2.268     10.544         83      360.0       359.2       69.30      29.8      100.0
Second Home                            2.291     10.597         83      360.0       359.3       66.25      13.4        0.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Occupancy                           SFR - PUD     Only     Score
----------------------------------------------------------------
Primary Residence                        78.5       72.6   741.4
Second Home                              68.7       73.0   738.6
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Property Type                       Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                     292   173,112,063.78       57.70     593,022   173,162,522      5.575      5.309
Planned unit developments                   106    59,242,274.52       19.75     559,013    59,255,381      5.509      5.243
Condo                                        96    51,816,505.43       17.27     539,853    51,825,901      5.558      5.292
Cooperative Units                            14    12,508,152.55        4.17     895,077    12,531,075      5.335      5.069
Two- to four-family                           3     1,815,000.00        0.60     605,000     1,815,000      5.646      5.380
Deminimus PUD                                 2     1,509,000.00        0.50     754,500     1,509,000      5.625      5.359
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Property Type                        Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                2.274     10.575         83      360.0       359.2       68.09      29.6       89.6
Planned unit developments              2.255     10.509         83      360.0       359.4       69.71      39.8       91.8
Condo                                  2.250     10.558         83      360.0       359.3       74.52      13.7       82.7
Cooperative Units                      2.383     10.335         82      360.0       358.4       54.92       9.6       88.2
Two- to four-family                    2.250     10.646         84      360.0       360.0       62.13      36.9      100.0
Deminimus PUD                          2.250     10.625         84      360.0       360.0       74.11       0.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Property Type                       SFR - PUD     Only     Score
----------------------------------------------------------------
Single Family Residence                 100.0       71.6   741.7
Planned unit developments               100.0       77.5   732.9
Condo                                     0.0       77.1   745.3
Cooperative Units                         0.0       46.2   752.2
Two- to four-family                       0.0       36.9   728.1
Deminimus PUD                             0.0      100.0   780.1
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
                                      Number         Current        Current    Original       Total      Average    Average
                                        of          Principal      Principal   Principal    Original     Current      Net
Number of Units                     Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
1                                           510   298,187,996.28       99.40     584,870   298,283,879      5.549      5.283
2                                             3     1,815,000.00        0.60     605,000     1,815,000      5.646      5.380
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
                                    Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
                                    Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Number of Units                      Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
1                                      2.270     10.549         83      360.0       359.2       69.00      27.9       88.8
2                                      2.250     10.646         84      360.0       360.0       62.13      36.9      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


                                                Percent
                                     Percent    Interest   FICO
Number of Units                     SFR - PUD     Only     Score
----------------------------------------------------------------
1                                        77.9       72.8   741.2
2                                         0.0       36.9   728.1
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                   Page 9 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     513 records
CHASE2005-A1 POOL 3
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
Geographic                            Number         Current        Current    Original       Total      Average    Average
Distribution                            of          Principal      Principal   Principal    Original     Current      Net
by Balance                          Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
California                                  245   145,275,950.94       48.42     593,108   145,311,530      5.586      5.320
Virginia                                     51    26,303,999.81        8.77     515,856    26,308,665      5.509      5.243
New York                                     34    26,249,812.19        8.75     772,849    26,276,875      5.460      5.194
New Jersey                                   30    17,886,494.75        5.96     596,425    17,892,752      5.465      5.199
Florida                                      24    13,764,708.79        4.59     573,565    13,765,550      5.634      5.368
Maryland                                     19     9,446,261.83        3.15     497,272     9,448,170      5.431      5.165
Pennsylvania                                 13     7,614,456.27        2.54     585,849     7,616,040      5.595      5.329
Illinois                                     11     6,043,170.88        2.01     549,525     6,044,770      5.392      5.126
Michigan                                     13     5,643,912.94        1.88     434,558     5,649,250      5.589      5.323
Connecticut                                   8     5,236,444.62        1.75     654,813     5,238,500      5.423      5.157
South Carolina                                8     3,848,500.00        1.28     481,063     3,848,500      5.624      5.358
District of Columbia                          5     3,670,271.04        1.22     734,744     3,673,720      5.364      5.098
Arizona                                       5     3,418,537.84        1.14     683,900     3,419,500      5.603      5.337
Ohio                                          6     3,360,159.09        1.12     560,129     3,360,773      5.444      5.178
Massachusetts                                 6     3,174,352.11        1.06     529,364     3,176,184      5.610      5.344
North Carolina                                5     3,057,973.00        1.02     611,595     3,057,973      5.403      5.137
Georgia                                       5     2,920,880.00        0.97     584,176     2,920,880      5.594      5.328
Colorado                                      5     2,885,625.00        0.96     577,125     2,885,625      5.744      5.478
Washington                                    3     2,014,999.99        0.67     671,667     2,015,000      5.600      5.334
Utah                                          2     1,951,029.39        0.65     976,000     1,952,000      5.683      5.417
Texas                                         4     1,694,988.80        0.56     424,039     1,696,155      5.524      5.258
Nevada                                        4     1,492,500.00        0.50     373,125     1,492,500      5.274      5.008
Delaware                                      2       888,567.00        0.30     444,284       888,567      5.799      5.533
Wisconsin                                     2       676,400.00        0.23     338,200       676,400      5.750      5.484
Maine                                         1       576,000.00        0.19     576,000       576,000      5.875      5.609
Indiana                                       1       535,000.00        0.18     535,000       535,000      6.250      5.984
Tennessee                                     1       372,000.00        0.12     372,000       372,000      5.625      5.359
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
Geographic                          Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
Distribution                        Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
by Balance                           Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
California                             2.265     10.586         83      360.0       359.2       70.26      26.6       92.6
Virginia                               2.250     10.509         83      360.0       359.5       68.24      44.3       88.8
New York                               2.330     10.460         83      360.0       359.0       61.04      15.4       92.0
New Jersey                             2.271     10.465         83      360.0       359.3       71.77      10.4       84.2
Florida                                2.299     10.634         83      360.0       359.3       63.40      45.6       79.8
Maryland                               2.250     10.431         83      360.0       359.4       69.15      54.4       95.4
Pennsylvania                           2.250     10.595         84      360.0       359.6       67.96      37.1       76.3
Illinois                               2.250     10.392         83      360.0       359.2       66.24      16.8      100.0
Michigan                               2.250     10.589         83      360.0       358.8       75.05      34.2      100.0
Connecticut                            2.316     10.423         83      360.0       359.1       67.47      12.4      100.0
South Carolina                         2.250     10.624         83      360.0       359.2       73.80      23.0       43.3
District of Columbia                   2.352     10.364         83      360.0       358.9       70.21      74.2      100.0
Arizona                                2.250     10.603         83      360.0       359.4       63.31      56.2       55.8
Ohio                                   2.250     10.444         84      360.0       359.5       75.31       0.0      100.0
Massachusetts                          2.250     10.610         83      360.0       359.4       74.34      15.1      100.0
North Carolina                         2.250     10.403         83      360.0       359.4       64.21       0.0       69.5
Georgia                                2.250     10.594         83      360.0       358.8       59.51      28.3       56.5
Colorado                               2.250     10.744         84      360.0       359.6       71.07      18.1       40.6
Washington                             2.250     10.600         83      360.0       359.2       79.96       0.0       79.2
Utah                                   2.250     10.683         84      360.0       359.5       67.84       0.0       48.7
Texas                                  2.250     10.524         83      360.0       359.1       80.79       0.0       92.8
Nevada                                 2.250     10.274         83      360.0       359.3       77.47      47.6      100.0
Delaware                               2.250     10.799         84      360.0       360.0       53.59       0.0       46.4
Wisconsin                              2.250     10.750         84      360.0       359.7       77.84     100.0      100.0
Maine                                  2.250     10.875         84      360.0       360.0       78.58     100.0      100.0
Indiana                                2.250     11.250         84      360.0       360.0       69.62     100.0      100.0
Tennessee                              2.250     10.625         83      360.0       359.0       80.00       0.0      100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


Geographic                                      Percent
Distribution                         Percent    Interest   FICO
by Balance                          SFR - PUD     Only     Score
----------------------------------------------------------------
California                               75.8       78.8   743.1
Virginia                                 97.0       66.9   737.0
New York                                 37.3       54.9   749.3
New Jersey                               81.9       75.1   731.8
Florida                                  79.8       86.0   749.4
Maryland                                 93.1       75.7   722.3
Pennsylvania                             87.7       50.1   716.2
Illinois                                 80.7       76.0   730.3
Michigan                                 83.1       51.6   746.9
Connecticut                              92.9       60.8   773.5
South Carolina                           76.2       88.3   740.1
District of Columbia                     85.0       42.2   719.3
Arizona                                 100.0       61.7   717.5
Ohio                                    100.0       68.5   723.3
Massachusetts                            36.3       12.9   737.8
North Carolina                          100.0       85.9   730.9
Georgia                                 100.0      100.0   749.1
Colorado                                 78.0       62.1   760.1
Washington                               70.5      100.0   758.1
Utah                                    100.0       51.3   779.5
Texas                                   100.0       38.6   759.6
Nevada                                  100.0      100.0   748.4
Delaware                                 53.6      100.0   746.3
Wisconsin                               100.0       30.5   746.5
Maine                                   100.0      100.0   697.0
Indiana                                 100.0        0.0   662.0
Tennessee                               100.0      100.0   722.0
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------
Number of States Represented: 27
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                  Page 10 of 11

Chase 05-A1                                          J.P. Morgan Securities Inc.
                                                                     513 records
CHASE2005-A1 POOL 3
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                    Aggregate      Aggregate    Average                  Weighted   Weighted
Top 10                                Number         Current        Current    Original       Total      Average    Average
Zip Code                                of          Principal      Principal   Principal    Original     Current      Net
Concentrations                      Receivables      Balance        Balance     Balance      Balance      Coupon     Coupon
----------------------------------------------------------------------------------------------------------------------------
94107                                         8     4,506,149.99        1.50     563,269     4,506,150      5.365      5.099
90049                                         4     3,240,114.18        1.08     810,300     3,241,200      5.855      5.589
33629                                         4     3,098,600.00        1.03     774,650     3,098,600      5.583      5.317
10021                                         3     2,989,463.66        1.00     996,667     2,990,000      5.450      5.184
11201                                         4     2,855,018.92        0.95     713,875     2,855,500      5.384      5.118
10128                                         1     2,681,213.57        0.89   2,700,000     2,700,000      5.250      4.984
29926                                         5     2,538,000.00        0.85     507,600     2,538,000      5.701      5.435
93023                                         1     2,500,000.00        0.83   2,500,000     2,500,000      5.500      5.234
95476                                         1     2,497,389.84        0.83   2,500,000     2,500,000      5.750      5.484
92694                                         4     2,362,840.60        0.79     591,325     2,365,300      5.777      5.511
Other                                       478   270,734,205.52       90.24     566,536   270,804,129      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------
Total:                                      513   300,002,996.28      100.00     584,988   300,098,879      5.550      5.284
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                          Weighted   Weighted   Weighted    Weighted
                                               Weighted   Average    Average     Average     Average
Top 10                              Weighted   Average     Months     Stated     Stated     Original    Percent   Percent
Zip Code                            Average    Maximum       to      Original   Remaining   Effective   Cashout    Owner
Concentrations                       Margin      Rate       Roll       Term       Term         LTV       Refi     Occupied
--------------------------------------------------------------------------------------------------------------------------
94107                                  2.250     10.365         82      360.0       358.2       79.95       0.0       86.4
90049                                  2.343     10.855         84      360.0       359.7       65.12      69.9      100.0
33629                                  2.371     10.583         83      360.0       359.3       47.81      39.4      100.0
10021                                  2.459     10.450         84      360.0       359.8       41.47      40.1      100.0
11201                                  2.250     10.384         84      360.0       359.8       71.98      15.7      100.0
10128                                  2.500     10.250         78      360.0       354.0       51.02       0.0      100.0
29926                                  2.250     10.701         83      360.0       358.9       74.94      34.9       50.2
93023                                  2.500     10.500         79      360.0       355.0       55.56       0.0      100.0
95476                                  2.500     10.750         83      360.0       359.0       68.49       0.0        0.0
92694                                  2.250     10.777         83      360.0       358.8       74.31      20.1      100.0
Other                                  2.261     10.550         83      360.0       359.3       69.54      28.6       89.3
--------------------------------------------------------------------------------------------------------------------------
Total:                                 2.270     10.550         83      360.0       359.2       68.96      27.9       88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------


Top 10                                          Percent
Zip Code                             Percent    Interest   FICO
Concentrations                      SFR - PUD     Only     Score
----------------------------------------------------------------
94107                                     0.0      100.0   756.0
90049                                    69.9       67.2   767.9
33629                                   100.0      100.0   741.4
10021                                     0.0       83.6   749.1
11201                                     0.0       84.3   754.5
10128                                     0.0        0.0   784.0
29926                                   100.0       82.3   737.7
93023                                   100.0      100.0   731.0
95476                                   100.0        0.0   721.0
92694                                    58.8       41.2   720.7
Other                                    80.5       73.0   740.4
----------------------------------------------------------------
Total:                                   77.5       72.6   741.1
----------------------------------------------------------------


--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.
================================================================================
                               Nov 16, 2005 22:57                  Page 11 of 11


CHASE SECURITIES

--------------------------------------------------------------------------------------------------------------
                               Deal Summary Report                                    chf05a1d
--------------------------------------------------------------------------------------------------------------
                                            Assumptions                              Collateral
--------------------------------------------------------------------------------------------------------------
Settlement        30-Nov-2005       Prepay       25 CPR               Balance     WAC   WAM   Age    WAL   Dur
1st Pay Date      25-Dec-2005       Default       0 CDR     $1,900,007,729.12   5.587   359     1   3.43
                                    Recovery   0 months
                                    Severity         0%
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Tranche      Balance         Coupon        Principal     Avg    Dur   Yield   Spread   Bench   Price   $@1bp   Accrued   NetNet
 Name                                       Window       Life                   bp               %              Int(M)    (MM)
-------------------------------------------------------------------------------------------------------------------------------
  1A1     648,488,700.00   5.417820866   12/05 - 10/15   3.16
  1A2      25,265,800.00   5.417820866   12/05 - 10/15   3.16
  SUBS     71,250,429.12   5.321013956   12/05 - 10/35   6.04
  2A1     100,000,000.00   5.258136706   12/05 - 10/10   2.57
  2A2     463,945,800.00   5.258136706   12/05 - 03/09   1.40
  2A3      62,815,500.00   5.258136706   03/09 - 02/10   3.75
  2A4     207,004,300.00   5.258136706   02/10 - 10/10   4.84
  2A5      32,484,400.00   5.258136706   12/05 - 10/10   2.57
  3A1     200,000,000.00   5.283762256   12/05 - 10/12   2.91
  3A2      58,670,900.00   5.283762256   12/05 - 07/10   1.80
  3A3      19,253,600.00   5.283762256   07/10 - 10/12   6.30
  3A4      10,828,300.00   5.283762256   12/05 - 10/12   2.91
-------------------------------------------------------------------------------------------------------------------------------


---------------------------
Tranche     Dated     Notes
 Name       Date
---------------------------
  1A1     01-Nov-05    WAC
  1A2     01-Nov-05    WAC
  SUBS    01-Nov-05    WAC
  2A1     01-Nov-05    WAC
  2A2     01-Nov-05    WAC
  2A3     01-Nov-05    WAC
  2A4     01-Nov-05    WAC
  2A5     01-Nov-05    WAC
  3A1     01-Nov-05    WAC
  3A2     01-Nov-05    WAC
  3A3     01-Nov-05    WAC
  3A4     01-Nov-05    WAC
---------------------------

-------------------------------------------------------------------------------------------------------------------------------

Yield Curve                                      swap curve
Mat    3MO    6MO    2YR    5YR   10YR   30YR         3mo       6mo       1yr       2yr       3yr       4yr       5yr       7yr
Yld  3.854  4.170  4.198  4.255  4.383  4.605    4.307130  4.518230  4.788230  4.906290  4.968000  5.010130  5.050500  5.108580
-------------------------------------------------------------------------------------------------------------------------------



THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

--------------------------------------------------------------------------------
     The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
         DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE
--------------------------------------------------------------------------------
                Preliminary Structural and Collateral Term Sheet
--------------------------------------------------------------------------------

              $1,828,000,000 (Approximate) of Senior Certificates
[JP MORGAN LOGO]                 Chase 2005-A1
               Mortgage Pass-Through Certificates, Series 2005-A1

--------------------------------------------------------------------------------
                          Features of the Transaction
--------------------------------------------------------------------------------

- Offering consists of approximately 1,828 mm of Senior Certificates expected to be rated AAA by 2 of the 4; S&P, Moody's, Fitch, Dominion.
-     The Amount of Senior Certificates is approximate and may vary.
-     Multiple groups of Mortgage Loans will collateralize the transaction
-     There are approximately 3 groups of Senior Certificates, which may vary.
- The Credit Support for the Senior Certificates of Pools 1,2 and 3 is Cross-Collateralized, with respect to losses

--------------------------------------------------------------------------------
                  Preliminary Mortgage Pool Data (approximate)
--------------------------------------------------------------------------------


                                              Pool 1             Pool 2             Pool 3
Collateral Type                            10Yr Hybrid         5Yr Hybrid         7Yr Hybrid
                                                  ARMs               ARMs               ARMs
Outstanding Principal Balance              700,004,684        900,000,049        300,002,996
Number of Mortgage Loans                           951              1,604                513
Average Principal Balance                      736,936            561,536            584,988
Weighted Average Gross Mortgage Rate             5.684%             5.524%             5.550%
Weighted Average Net Mortgage Rate               5.418%             5.258%             5.284%
Weighted Average Maturity                          359                359                359
Weighted Average Seasoning                           1                  1                  1
Weighted Average Months to Roll                    119                 59                 83
ARM Index                                    LY1(100%)          LY1(100%)          LY1(100%)


Weighted Average Gross Margin                     2.32%              2.28%              2.27%
Weighted Average Net Margin                       2.05%              2.01%              2.00%
Initial Periodic Rate Cap                         5.00               5.00               5.00
Subsequent Periodic Rate Cap                      2.00               2.00               2.00
Lifetime Rate Cap                                 5.00               5.00               5.00
Weighted Average Loan-to-Value                      66%                71%                69%
Weighted Average FICO Score                        743                740                741
Geographic Distribution                  CA(43%),NY(26%)     CA(62%),NY(7%)     CA(48%),VA(9%)
Percent Owner Occupied                              87%                90%                89%
Percent Single Family / PUD                         74%                77%                77%
Interest Only                                       69%                83%                73%
Primary Servicer                                 Chase              Chase              Chase


--------------------------------------------------------------------------------
                                    Key Terms
--------------------------------------------------------------------------------
Issuer:                                         Chase Trust Series 2005-A1

Underwriter:                                    J.P.Morgan Securities, Inc.

Depositor:                                      Chase Mortgage Finance
                                                Corporation

Trustee:                                        Wachovia

Type of Issuance:                               Public

Servicer Advancing:                             Yes, Subject to Recoverability.

Compensating Interest:                          Paid, But Capped.

Clean-Up Call / Optional Termination:           [5%] clean-up call (aggregate
                                                portfolio)

Legal Investment:                               The Senior Certificates are
                                                Expected to be SMMEA at
                                                Settlement.

ERISA Eligible:                                 The Senior Certificates are
                                                Expected to be ERISA eligible
                                                subject to limitations set forth
                                                in the final prospectus
                                                supplement.

Tax Treatment:                                  REMIC

Structure:                                      Senior/Subordinate w/ Shifting
                                                Interest. and Subordinate
                                                Certificate Prepayment Lockout

Expected AAA Subordination:                     3.8% +/- .50%

Rating Agencies:                                At least 2 of 3; Moody's, S&P,
                                                Fitch

Registration:                                   Publicly Offered Certificates
                                                will be DTC

--------------------------------------------------------------------------------
                                   Time Table
--------------------------------------------------------------------------------
Cut-Off Date                                                    November 1, 2005

Settlement Date                                                November 30, 2005

First Distribution Date                                        December 25, 2005

Distribution Date                                      25th or Next Business Day

--------------------------------------------------------------------------------
                            JPMSI Contact Information
--------------------------------------------------------------------------------
Trading/Structuring                  Greg Boester
                                     Tom Scudese    212.834.2499
                                     Marc Simpson


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS QUALI FIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AN D PROSPECTUS SUPPLEM ENT FOR THIS TRANSACTION. THE INFORM ATION CONTAINED HERE IN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY P REVIOUS SUCH INFORMA TION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TI ME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SO LICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THA T IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECUR ITIES AND EXCHANGE COMMISION BECAUSE THE Y CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL , ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.
The attached information may contain certain tables and other statistical analyses (the "Computational Materials") which have be en prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' acc uracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumpt ions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.
JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.
Copyright 2005 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.


CHASE SECURITIES

--------------------------------------------------------------------------------------------------------------
                               Deal Summary Report                                    chf05a1d
--------------------------------------------------------------------------------------------------------------
                                            Assumptions                              Collateral
--------------------------------------------------------------------------------------------------------------
Settlement        30-Nov-2005       Prepay       25 CPR               Balance     WAC   WAM   Age    WAL   Dur
1st Pay Date      25-Dec-2005       Default       0 CDR     $1,900,007,729.12   5.587   359     1   3.43
                                    Recovery   0 months
                                    Severity         0%
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Tranche      Balance         Coupon        Principal     Avg    Dur   Yield   Spread   Bench   Price   $@1bp   Accrued   NetNet
 Name                                       Window       Life                   bp               %              Int(M)    (MM)
-------------------------------------------------------------------------------------------------------------------------------
  1A1     648,488,700.00   5.417820866   12/05 - 10/15   3.16
  1A2      25,265,800.00   5.417820866   12/05 - 10/15   3.16
  SUBS     71,250,429.12   5.321013956   12/05 - 10/35   6.04
  2A1     100,000,000.00   5.258136706   12/05 - 10/10   2.57
  2A2     463,945,800.00   5.258136706   12/05 - 03/09   1.40
  2A3      62,815,500.00   5.258136706   03/09 - 02/10   3.75
  2A4     207,004,300.00   5.258136706   02/10 - 10/10   4.84
  2A5      32,484,400.00   5.258136706   12/05 - 10/10   2.57
  3A1     200,000,000.00   5.283762256   12/05 - 10/12   2.91
  3A2      58,670,900.00   5.283762256   12/05 - 07/10   1.80
  3A3      19,253,600.00   5.283762256   07/10 - 10/12   6.30
  3A4      10,828,300.00   5.283762256   12/05 - 10/12   2.91
-------------------------------------------------------------------------------------------------------------------------------


---------------------------
Tranche     Dated     Notes
 Name       Date
---------------------------
  1A1     01-Nov-05    WAC
  1A2     01-Nov-05    WAC
  SUBS    01-Nov-05    WAC
  2A1     01-Nov-05    WAC
  2A2     01-Nov-05    WAC
  2A3     01-Nov-05    WAC
  2A4     01-Nov-05    WAC
  2A5     01-Nov-05    WAC
  3A1     01-Nov-05    WAC
  3A2     01-Nov-05    WAC
  3A3     01-Nov-05    WAC
  3A4     01-Nov-05    WAC
---------------------------

-------------------------------------------------------------------------------------------------------------------------------

Yield Curve                                      swap curve
Mat    3MO    6MO    2YR    5YR   10YR   30YR         3mo       6mo       1yr       2yr       3yr       4yr       5yr       7yr
Yld  3.854  4.170  4.198  4.255  4.383  4.605    4.307130  4.518230  4.788230  4.906290  4.968000  5.010130  5.050500  5.108580
-------------------------------------------------------------------------------------------------------------------------------



THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.